UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07140

Van Kampen Series Funds, Inc.
(Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York			10020
(Address of principal executive offices)			(Zip code)

Ronald Robison 1221 Avenue of the Americas, New York, New York 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-762-4000

Date of fiscal year end:	6/30

Date of reporting period:	6/30/05

Item 1.  Reports to Shareholders.

The Trust’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

June 30, 2005

MUTUAL FUNDS

Van Kampen

American Value Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen American Value Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2005.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges, and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 6/30/05

Performance of a $10,000 investment

This chart compares your fund's performance to that of Russell 2500 Index, the Russell 2500 Value Index and Russell Midcap Value Index from 6/30/95 through 6/30/05. Class A shares, adjusted for sales charges.

	A Shares since 10/18/93		B Shares since 8/01/95		C Shares since 10/18/93
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge
Since Inception	10.54%	9.98%	10.10%	10.10%	9.76%	9.76%
10-year	10.97	10.31	-	-	10.19	10.19
5-year	3.21	1.99	2.42	2.15	2.56	2.56
1-year	12.56	6.09	11.72	6.72	11.73	10.73

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since-inception return for Class B shares reflects its conversion into Class A shares seven years after purchase. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. Figures shown above assume reinvestment of all dividends and capital gains.

The Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500TM Index measures the performance of the smallest 2,500 companies of the Russell 3000® Index. The Russell 2500TM Value Index measures the performance of those Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Index data source: Lipper Inc.

1

Fund Report

For the 12-month period ended June 30, 2005

Van Kampen American Value Fund is managed by the adviser's Equity Income team.1 Current members include James A. Gilligan, Managing Director; James O. Roeder, Executive Director; Thomas Bastian, Sergio Marcheli and Vincent E. Vizachero, Vice Presidents of the Adviser.

Market Conditions

The stock market showed marked improvement during the first six months of the reporting period. Investors' uncertainties were alleviated as the November presidential election passed without major incident, the economy recovered from an earlier "soft patch," and the Federal Open Market Committee (the "Fed") assured the market that its interest rate increases would be "measured." Investors refocused on moderate economic growth and improving corporate profits, resulting in a fourth quarter rally.

However, market sentiment in the second half of the period was not so optimistic. Crude oil surged to new highs and the Fed's series of interest rate hikes-eight times in the 12-month reporting period-began to weigh on the stock market. Terrorism and the continued conflict in Iraq also continued to be a presence. These factors contributed to fears that the economy's moderate growth could potentially stall. While sentiment improved during the final months of the reporting period due to a dip in oil prices, favorable payroll data, an upward revision of gross domestic profits and strengthening consumer confidence, the markets were generally lackluster in the first half of 2005. Despite these challenges, mid-cap value stocks performed particularly well overall, outpacing all other segments of the domestic equity market.

Performance Analysis

The fund returned 12.56 percent for the 12 months ended June 30, 2005 (Class A shares, unadjusted for sales charges). In comparison, the fund underperformed its benchmark index, the Russell Midcap Value Index, which returned 21.80 percent for the period.

Total returns for the 12-month period ended June 30, 2005

Class A	Class B	Class C	Russell Midcap Value Index
12.56%	11.72%	11.73%	21.80%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

1Team members may change without notice at any time.

2

Despite this double-digit return, the fund lost ground relative to the Russell Midcap Value Index in the technology, industrials, and health care sectors. These groups were poor performers in the market overall, and the fund's overweighted positions were detrimental. In addition, the fund did not have exposure to the individual stocks that had generated the best performance within the benchmark sectors. In many cases, such stocks did not fit our long-term value discipline investment criteria, and we believe that we best serve shareholders by applying our discipline consistently over time.

However, on the positive side, the fund benefited on an absolute basis from strong results in many of its holdings. In the financials sector, stocks from the insurance, brokerage and real estate investment trust industries made significant contributions. In consumer discretionary, positions in media, hotel and restaurant companies served the fund well. Basic materials (notably chemical stock exposure) was also a bright spot, thanks to company-specific events.

There is no guarantee the security sectors mentioned will continue to perform well or be held by the fund in the future.

3

Top Ten Holdings as of 6/30/05
1	Valassis Communications, Inc.	3.8%
2	Scholastic Corp.	3.6
3	Southwest Airlines Co.	3.5
4	Fluor Corp.	3.1
5	Watson Pharmaceuticals, Inc.	3.0
6	Applera Corp.	3.0
7	PMI Group, Inc.	2.9
8	Cooper Cameron Corp.	2.9
9	Tyson Foods, Inc., Class A	2.8
10	Conseco, Inc.	2.8
Summary of Investments by Industry Classifications as of 6/30/05
Thrifts & Mortgage Finance		7.3%
Pharmaceuticals		5.0
Investment Banking & Brokerage		4.6
Biotechnology		4.5
Advertising		3.8
Publishing		3.6
Airlines		3.5
Construction & Engineering		3.1
Oil & Gas Equipment & Services		2.9
Life & Health Insurance		2.8
Packaged Foods & Meats		2.8
Paper Packaging		2.7
Traders		2.6
Health Care Supplies		2.4
Human Resources & Employment Services		2.4
Integrated Telecommunication Services		2.4
Property & Casualty		2.4
General Merchandise Stores		2.3
Housewares & Specialties		2.3
Aerospace & Defense		2.2
Asset Management & Custody Banks		2.2
Movies & Entertainment		2.2
Real Estate Investment Trusts		2.2
Health Care Services		2.1
Specialty Stores		2.1
Data Processing & Outsourcing Services		1.9
Technology Distributors		1.9
Electrical Components & Equipment		1.8
Integrated Oil & Gas		1.8

(continued on next page)

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Summary of Investments by Industry Classifications as of 6/30/05

(continued from previous page)

Specialty Chemicals	1.8%
Building Products	1.7
Multi-Utilities	1.7
Restaurants	1.7
Oil & Gas Refining & Marketing	1.6
Household Appliances	1.2
Alternative Carriers	1.0
Multi-line Insurance	0.5
Total Long-Term Investments	95.0%
Short-Term Investments	6.2
Liabilities in Excess of Other Assets	–1.2
Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets.Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

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For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

6

Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling 1-800-341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 800-847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/05 - 06/30/05.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/05	6/30/05	01/1/05-06/30/05
Class A
Actual	$1,000.00	$1,023.42	$6.62
Hypothetical (5% annual return before expenses)	1,000.00	1,018.19	6.61
Class B
Actual	1,000.00	1,019.65	10.42
Hypothetical (5% annual return before expenses)	1,000.00	1,014.49	10.39
Class C
Actual	1,000.00	1,019.95	10.42
Hypothetical (5% annual return before expenses)	1,000.00	1,014.49	10.39

*   Expenses are equal to the Fund's annualized expense ratio of 1.32%, 2.08%, and 2.08% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by181/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

8

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Directors and by a majority of the independent directors voting separately.

On May 25, 2005, the Board of Directors, and the independent directors voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Directors considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving a change in the advisory fee rate effective November 1, 2004. The Board of Directors considered the contract over a period of several months and the non-management directors held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Directors considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Directors considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Directors also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Directors evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Directors reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Directors discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Directors, including the independent directors, evaluated all of the foregoing and does not believe any

9

single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Directors considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The directors discuss with investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The directors also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Directors reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, a performance committee of the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The directors discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the directors and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The directors discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The directors review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the directors review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of a special ad hoc committee of the Board. The directors discuss with the investment adviser its revenues and expenses,

10

including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Directors considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the directors discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Directors considers other benefits to the investment adviser and it affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The directors review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

11

Van Kampen American Value Fund

Portfolio of Investments ■ June 30, 2005

Description	Number of Shares	Value
Common Stocks 95.0%
Advertising 3.8%
Valassis Communications, Inc. (a)	460,920	$17,077,086
Aerospace & Defense 2.2%
Goodrich Corp.	242,170	9,919,283
Airlines 3.5%
Southwest Airlines Co.	1,098,740	15,305,448
Alternative Carriers 1.0%
New Skies Satellites Holdings, Ltd. (Bermuda)	112,300	2,229,155
PanAmSat Holding Corp.	116,730	2,394,132
		4,623,287
Asset Management & Custody Banks 2.2%
Northern Trust Corp.	217,980	9,937,708
Biotechnology 4.5%
Applera Corp.	684,130	13,456,837
Chiron Corp. (a)	192,530	6,717,372
		20,174,209
Building Products 1.7%
York International Corp.	202,110	7,680,180
Construction & Engineering 3.1%
Fluor Corp.	237,730	13,690,871
Data Processing & Outsourcing Services 1.9%
BISYS Group, Inc. (a)	570,620	8,525,063
Electrical Components & Equipment 1.8%
Hubbell, Inc., Class B	176,910	7,801,731
General Merchandise Stores 2.3%
Dollar General Corp.	504,660	10,274,878
Health Care Services 2.1%
IMS Health, Inc.	375,790	9,308,318
Health Care Supplies 2.4%
Bausch & Lomb, Inc.	127,850	10,611,550

See Notes to Financial Statements

12

Van Kampen American Value Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
Household Appliances 1.2%
Snap-On, Inc.	156,500	$5,367,950
Housewares & Specialties 2.3%
Newell Rubbermaid, Inc.	424,960	10,131,046
Human Resources & Employment Services 2.4%
Manpower, Inc.	268,690	10,688,488
Integrated Oil & Gas 1.8%
Amerada Hess Corp.	76,850	8,185,293
Integrated Telecommunication Services 2.4%
Century Tel, Inc.	305,390	10,575,656
Investment Banking & Brokerage 4.6%
A.G. Edwards, Inc.	190,270	8,590,690
Charles Schwab Corp.	197,520	2,228,026
Lazard, Ltd. (Bermuda) (a)	412,010	9,579,233
		20,397,949
Life & Health Insurance 2.8%
Conseco, Inc. (a)	564,920	12,326,554
Movies & Entertainment 2.2%
Warner Music Group Corp. (a)	605,860	9,814,932
Multi-line Insurance 0.5%
Horace Mann Educators Corp.	120,900	2,275,338
Multi-Utilities 1.7%
Wisconsin Energy Corp.	188,670	7,358,130
Oil & Gas Equipment & Services 2.9%
Cooper Cameron Corp. (a)	205,490	12,750,655
Oil & Gas Refining & Marketing 1.6%
Valero Energy Corp.	88,660	7,013,893
Packaged Foods & Meats 2.8%
Tyson Foods, Inc., Class A	709,950	12,637,110

See Notes to Financial Statements

13

Van Kampen American Value Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
Paper Packaging 2.7%
Sealed Air Corp. (a)	236,500	$11,775,335
Pharmaceuticals 5.0%
Mylan Laboratories, Inc.	457,330	8,799,029
Watson Pharmaceuticals, Inc. (a)	455,320	13,459,259
		22,258,288
Property & Casualty 2.4%
ACE, Ltd. (Cayman Islands)	236,010	10,585,049
Publishing 3.6%
Scholastic Corp. (a)	414,230	15,968,567
Real Estate Investment Trusts 2.2%
KKR Financial Corp. (a)	67,700	1,692,500
Macerich Co.	120,700	8,092,935
		9,785,435
Restaurants 1.7%
Outback Steakhouse, Inc.	162,000	7,328,880
Specialty Chemicals 1.8%
International Flavors & Fragrances, Inc.	215,070	7,789,835
Specialty Stores 2.1%
Office Depot, Inc. (a)	410,810	9,382,900
Technology Distributors 1.9%
Tech Data Corp. (a)	231,180	8,463,500
Thrifts & Mortgage Finance 7.3%
Hudson City Bancorp, Inc.	684,420	7,809,232
PMI Group, Inc.	327,600	12,769,848
Sovereign Bancorp, Inc.	523,650	11,698,341
		32,277,421
Traders 2.6%
Constellation Energy Group, Inc.	199,120	11,487,233
Total Long-Term Investments 95.0% (Cost $381,575,695)		421,555,049

See Notes to Financial Statements

14

Van Kampen American Value Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Value
Repurchase Agreement 6.2%
State Street Bank & Trust Co. ($27,463,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 3.25%, dated 06/30/05, to be sold on 07/01/05 at $27,465,479) (Cost $27,463,000)	$27,463,000
Total Investments 101.2% (Cost $409,038,695)	449,018,049
Liabilities in Excess of Other Assets (1.2%)	(5,266,998)
Net Assets 100.0%	$443,751,051

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security as this stock currently does not declare dividends.

See Notes to Financial Statements

15

Van Kampen American Value Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2005

Assets:
Total Investments (Cost $409,038,695)	$449,018,049
Cash	134
Receivables:
Fund Shares Sold	1,137,224
Investments Sold	904,455
Dividends	572,208
Interest	2,479
Other	85,143
Total Assets	451,719,692
Liabilities:
Payables:
Fund Shares Repurchased	4,692,330
Investments Purchased	2,286,617
Distributor and Affiliates	450,705
Investment Advisory Fee	263,275
Accrued Expenses	160,581
Trustees' Deferred Compensation and Retirement Plans	115,133
Total Liabilities	7,968,641
Net Assets	$443,751,051
Net Assets Consist of:
Capital (Par value of $.001 per share with 1,500,000,000 shares authorized)	$438,886,495
Net Unrealized Appreciation	39,979,354
Accumulated Net Investment Loss	(20,825)
Accumulated Net Realized Loss	(35,093,973)
Net Assets	$443,751,051
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $246,695,322 and 9,904,953 shares of beneficial interest issued and outstanding)	$24.91
Maximum sales charge (5.75%* of offering price)	1.52
Maximum offering price to public	$26.43
Class B Shares:
Net asset value and offering price per share (Based on net assets of $139,561,380 and 5,976,679 shares of beneficial interest issued and outstanding)	$23.35
Class C Shares:
Net asset value and offering price per share (Based on net assets of $57,494,349 and 2,445,025 shares of beneficial interest issued and outstanding)	$23.51

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

16

Van Kampen American Value Fund

Financial Statements continued

Statement of Operations

For the Year Ended June 30, 2005

Investment Income:
Dividends (Net of foreign withholding taxes of $13,301)	$5,203,044
Interest	422,440
Total Income	5,625,484
Expenses:
Investment Advisory Fee	3,155,521
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $519,070, $1,445,920 and $590,758, respectively)	2,555,748
Shareholder Services	1,064,797
Legal	75,319
Custody	32,898
Trustees' Fees and Related Expenses	24,872
Other	345,957
Total Expenses	7,255,112
Expense Fee Reduction	9,621
Less Credits Earned on Cash Balances	7,832
Net Expenses	7,237,659
Net Investment Loss	$(1,612,175)
Realized and Unrealized Gain/Loss:
Net Realized Gain	$40,778,411
Unrealized Appreciation/Depreciation:
Beginning of the Period	31,446,749
End of the Period	39,979,354
Net Unrealized Appreciation During the Period	8,532,605
Net Realized and Unrealized Gain	$49,311,016
Net Increase in Net Assets from Operations	$47,698,841

See Notes to Financial Statements

17

Van Kampen American Value Fund

Financial Statements continued

Statements of Changes in Net Assets

	For The Year Ended June 30, 2005	For The Year Ended June 30, 2004
From Investment Activities:
Operations:
Net Investment Loss	$(1,612,175)	$(2,046,239)
Net Realized Gain	40,778,411	97,210,874
Net Unrealized Appreciation/Depreciation During the Period	8,532,605	(6,811,118)
Net Change in Net Assets from Investment Activities	47,698,841	88,353,517
From Capital Transactions:
Proceeds from Shares Sold	118,289,271	78,880,389
Cost of Shares Repurchased	(119,519,592)	(108,581,739)
Net Change in Net Assets from Capital Transactions	(1,230,321)	(29,701,350)
Total Increase in Net Assets	46,468,520	58,652,167
Net Assets:
Beginning of the Period	397,282,531	338,630,364
End of the Period (Including accumulated net investment loss of $20,825 and $88,430, respectively)	$443,751,051	$397,282,531

See Notes to Financial Statements

18

Van Kampen American Value Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of the Period	$22.13	$17.33	$17.68	$19.46	$23.03
Net Investment Loss (a)	-0- (c)	(.02)	-0- (c)	(.05)	(.02)
Net Realized and Unrealized Gain/Loss	2.78	4.82	(.35)	(1.73)	(1.97)
Total from Investment Operations	2.78	4.80	(.35)	(1.78)	(1.99)
Less Distributions from Net Realized Gain	-0-	-0-	-0-	-0-	1.58
Net Asset Value, End of the Period	$24.91	$22.13	$17.33	$17.68	$19.46
Total Return* (b)	12.56%	27.70%	–2.04%	–9.14%	–8.47%
Net Assets at End of the Period (In millions)	$246.7	$181.6	$135.0	$193.0	$323.9
Ratio of Expenses to Average Net Assets*	1.37%	1.46%	1.49%	1.46%	1.46%
Ratio of Net Investment Loss to Average Net Assets*	(.01%)	(.10%)	(.03%)	(.25%)	(.13%)
Portfolio Turnover	82%	175%	124%	133%	211%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.37%	1.47%	1.52%	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(.01%)	(.11%)	(.06%)	N/A	N/A

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. With respect to shares purchased prior to December 1, 2004, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Amount is less than $.01 per share.

N/A=Not Applicable

See Notes to Financial Statements

19

Van Kampen American Value Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of the Period	$20.91	$16.49	$16.95	$18.81	$22.48
Net Investment Loss (a)	(.17)	(.17)	(.11)	(.18)	(.17)
Net Realized and Unrealized Gain/Loss	2.61	4.59	(.35)	(1.68)	(1.92)
Total from Investment Operations	2.44	4.42	(.46)	(1.86)	(2.09)
Less Distributions from Net Realized Gain	-0-	-0-	-0-	-0-	1.58
Net Asset Value, End of the Period	$23.35	$20.91	$16.49	$16.95	$18.81
Total Return* (b)	11.72%	26.74%	–2.77%	–9.84%	–9.20%
Net Assets at End of the Period (In millions)	$139.6	$153.6	$145.7	$198.4	$263.9
Ratio of Expenses to Average Net Assets*	2.13%	2.22%	2.25%	2.21%	2.21%
Ratio of Net Investment Loss to Average Net Assets*	(.78%)	(.87%)	(.79%)	(1.00%)	(.88%)
Portfolio Turnover	82%	175%	124%	133%	211%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.13%	2.23%	2.27%	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(.78%)	(.88%)	(.81%)	N/A	N/A

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

20

Van Kampen American Value Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2005	2004		2003		2002	2001
Net Asset Value, Beginning of the Period	$21.05	$16.61		$16.97		$18.82	$22.49
Net Investment Loss (a)	(.17)	(.17)		(.03)		(.18)	(.18)
Net Realized and Unrealized Gain/Loss	2.63	4.61		(.33)		(1.67)	(1.91)
Total from Investment Operations	2.46	4.44		(.36)		(1.85)	(2.09)
Less Distributions from Net Realized Gain	-0-	-0-		-0-		-0-	1.58
Net Asset Value, End of the Period	$23.51	$21.05		$16.61		$16.97	$18.82
Total Return* (b)	11.73%	26.73	% (d)	–2.18	% (c) (d)	–9.82%	–9.14%
Net Assets at End of the Period (In millions)	$57.5	$62.1		$57.9		$78.8	$118.6
Ratio of Expenses to Average Net Assets*	2.13%	2.21	% (d)	2.24	% (d)	2.21%	2.21%
Ratio of Net Investment Loss to Average Net Assets*	(.78%)	(.86	%) (d)	(.22	%) (c) (d)	(1.00%)	(.88%)
Portfolio Turnover	82%	175%		124%		133%	211%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.13%	2.22	% (d)	2.26	% (d)	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(.78%)	(.87	%) (d)	(.24	%) (c) (d)	N/A	N/A

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Loss to Average Net Assets of .48% and .56%, respectively.

(d)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Loss to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 5).

N/A=Not Applicable

See Notes to Financial Statements

21

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2005

1.  Significant Accounting Policies

The Van Kampen American Value Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide a high total return by investing in equity securities of small- to medium-sized corporations. The Fund commenced operations on October 18, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares. The Fund registered Class I Shares on October 29, 2004. There were no sales of Class I Shares for the period ending June 30, 2005.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

22

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2005 continued

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains or net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2005, the Fund had an accumulated capital loss carryforward for tax purposes of $34,714,304, which will expire according to the following schedule:

Amount	Expiration
$5,781,069	June 30, 2010
28,933,235	June 30, 2011

At June 30, 2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$409,339,667
Gross tax unrealized appreciation	$51,239,035
Gross tax unrealized depreciation	(11,560,653)
Net tax unrealized appreciation on investments	$39,678,382

E.  Distribution of Income and Gains The Fund declares and pays dividends quarterly from net investment income, as necessary. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

Due to inherent differences in the recognition of income, expenses and realized gains/losses under U.S. generally accepted accounting principles and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference related to distributions from and the sale of real estate investment trusts in the amount of $11,425 has been reclassified from accumulated net investment loss to accumulated net realized loss. Also, a permanent book and tax difference relating to a net operating loss totaling $1,690,260 has been reclassified from accumulated net investment loss to capital. In addition, a permanent book and tax difference relating to the Fund's investment in other regulated investment companies totaling $945 was reclassified from accumulated net investment loss to accumulated net realized loss.

Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions.

F.  Expense Reductions During the year ended June 30, 2005, the Fund's custody fee was reduced by $7,832 as a result of credits earned on cash balances.

23

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2005 continued

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $1 billion	0.72%
Over $1 billion	0.65%

Effective November 1, 2004, the management fee was reduced from .85% for the first $1 billion, .80% for the next $500 million, and .75% for any average daily net assets greater than $1.5 billion.

For the year ended June 30, 2005, the Fund recognized expenses of approximately $33,600, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer ("CCO") Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2005, the Fund recognized expenses of approximately $72,700, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2005, the Fund recognized expenses of approximately $940,200 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

The Adviser had voluntarily agreed to reimburse the Fund to the extent the total accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the year ended June 30, 2005, the Adviser reimbursed $9,621 of these fees. Effective November 1, 2004, this reimbursement was discontinued.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $62,044 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2005. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

24

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2005 continued

3.  Capital Transactions

At June 30, 2005, capital aggregated $242,454,362, $142,715,326 and $53,716,807 for Classes A, B, and C, respectively. For the year ended June 30, 2005, transactions were as follows:

	Shares	Value
Sales:
Class A	4,074,312	$94,905,200
Class B	798,199	17,484,617
Class C	266,992	5,899,454
Total Sales	5,139,503	$118,289,271
Repurchases:
Class A	(2,374,775)	$(55,516,909)
Class B	(2,168,184)	(47,102,885)
Class C	(772,080)	(16,899,798)
Total Repurchases	(5,315,039)	$(119,519,592)

At June 30, 2004, capital aggregated $204,005,741, $172,865,187 and $64,936,148 for Classes A, B, and C, respectively. For the year ended June 30, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	2,743,578	$56,901,170
Class B	825,905	16,238,332
Class C	292,310	5,740,887
Total Sales	3,861,793	$78,880,389
Repurchases:
Class A	(2,327,991)	$(47,737,346)
Class B	(2,316,998)	(44,898,512)
Class C	(829,799)	(15,945,881)
Total Repurchases	(5,474,788)	$(108,581,739)

25

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2005 continued

Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2005 and 2004, 320,309 and 34,578 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

	Contingent Deferred Sales Charge as a Percentage of Dollar Amount Subject to Charge
Year of Redemption	Class B	Class C
First	5.00%	1.00%
Second	4.00%	None
Third	3.00%	None
Fourth	2.50%	None
Fifth	1.50%	None
Sixth and Thereafter	None	None

For the year ended June 30, 2005, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $223,300 and CDSC on redeemed shares of approximately $85,700. Sales charges do not represent expenses of the Fund.

4.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $321,021,040 and $330,282,224, respectively.

5.  Distributions and Service Plans

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

Annual fees under the Plans of up to 0.25% of Class A average daily net assets and up to 1.00% each for Class B and Class C average daily net assets are accrued daily. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $108,600 and $0 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

26

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2005 continued

Included in the fees for the year ended June 30, 2005 are payments retained by Van Kampen of approximately $1,129,500 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $159,400.

6.  Legal Matters

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph. Plaintiff has sought leave to file a second amended derivative complaint that alleges that the Adviser permitted or recklessly disregarded market timing and late trading in its proprietary mutual funds in order to increase assets under management and fees. However, pursuant to an agreement between the parties, the plaintiff's proposed second amended derivative complaint was withdrawn and the allegations regarding market timing and late trading asserted therein were filed in a separate complaint and coordinated with other cases related to market timing that have been centralized in a federal court.

The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

The Adviser and Van Kampen Series Fund, Inc. are named as defendants in a recently filed class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term

27

Van Kampen American Value Fund

Notes to Financial Statements ■ June 30, 2005 continued

investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

7.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

28

Van Kampen American Value Fund

Report Of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Van Kampen American Value Fund:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Value Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Value Fund as of June 30, 2005, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
August 11, 2005

29

Van Kampen American Value Fund

Board of Directors, Officers, and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Mitchell M. Merin*

Jack E. Nelson

Richard F. Powers, III*

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Officers

Mitchell M. Merin
President and Chief Executive Officer

Ronald E. Robison
Executive Vice President and
Principal Executive Officer

Joseph J. McAlinden
Executive Vice President and
Chief Investment Officer

Amy R. Doberman
Vice President

Stefanie V. Chang
Vice President and Secretary

John L. Sullivan
Chief Compliance Officer

James W. Garrett
Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020

Distributor

Van Kampen Funds Inc.
1221 Avenue of the Americas
New York, New York 10020

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 947
Jersey City, New Jersey 07303-0947

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

30

Van Kampen American Value Fund

Director and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (60) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Director of St. Vincent de Paul Center, a Chicago based day care facility serving the children of low income families. Board member of the Illinois Manufacturers' Association.	82	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Jerry D. Choate (66) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Director of Valero Energy Corporation, an independent refining company

31

Van Kampen American Value Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Dring Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Rod Dammeyer (64) CAC, L.L.C. 4350 LaJolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services. Prior to February 2001, Vice Chairman and Director of Anixter International, Inc., a global distributor of wire, cable and communications connectivity products Prior to July 2000, Managing Partner of Equity Group Corporate Investment (EGI), a company that makes private investments in other companies.	82	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Stericycle, Inc., Ventana Medical Systems, Inc., and GATX Corporation, and Trustee of The Scripps Research Institute. Prior to January 2005, Trustee of the University of Chicago Hospitals and Health Systems. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc. Prior to May 2002, Director of Peregrine Systems Inc. Prior to February 2001, Director of IMC Global Inc. Prior to July 2000, Director of Allied Riser Communications Corp., Matria Healthcare Inc., Transmedia Networks, Inc., CNA Surety, Corp. and Grupo Azcarero Mexico(GAM).

32

Van Kampen American Value Fund

Director and Officer Information continued

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy (57) Heidrick & Struggles 233 South Wacker Drive Suite 7000 Chicago, IL 60606	Director	Director since 1997	Managing Partner of Heidrick & Struggles, an executive search firm. Trustee on the University of Chicago Hospitals Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1996, Trustee of The International House Board, a fellowship and housing organization for international graduate students. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

R. Craig Kennedy (53) 1744 R Street, NW Washington, DC 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Howard J Kerr (69) 736 North Western Avenue P.O. Box 317 Lake Forest, IL 60045	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company. Director of the Marrow Foundation	82	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust.

33

Van Kampen American Value Fund

Director and Officer Information continued

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (69) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the NASD, Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board President of Nelson Sales and Services Corporation a marketing and services company to support affiliated companies.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (64) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and fellow of the American a Academy of Arts and Sciences.	82	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Winston Laboratories, Inc.

Suzanne H. Woolsey, Ph.D. (63) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of Colorado College. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand	80	Trustee/Director/Managing General Partner of funds in the Fund Complex Director. of Fluor Corp., an engineering, procurement and construction organization, since January 2004 and Director of Neurogen Corporation, a pharmaceutical company, since January 1998.

34

Van Kampen American Value Fund

Director and Officer Information continued

Interested Directors:*

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Mitchell M. Merin* (52) 1221 Avenue of the Americas New York, NY 10020	Director and President	Director since 1999; President since 2002	President of funds in the Fund Complex. Chairman, President, Chief Executive Officer and Director of the Adviser and Van Kampen Advisors Inc. since December 2002. Chairman, President and Chief Executive Officer of Van Kampen Investments since December 2002. Director of Van Kampen Investments since December 1999. Chairman and Director of Van Kampen Funds Inc. since December 2002. President, Director and Chief Operating Officer of Morgan Stanley Investment Management since December 1998. President and Director since April 1997 and Chief Executive Officer since June 1998 of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Chairman, Chief Executive Officer and Director of Morgan Stanley Distributors Inc. since June 1998. Chairman since June 1998, and Director since January 1998 of Morgan Stanley Trust. Director of various Morgan Stanley subsidiaries. President of the Morgan Stanley Funds since May 1999. Previously Chief Executive Officer of Van Kampen Funds Inc. from December 2002 to July 2003, Chief Strategic Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. and Executive Vice President of Morgan Stanley Distributors Inc. from April 1997 to June 1998. Chief Executive Officer from September 2002 to April 2003 and Vice President from May 1997 to April 1999 of the Morgan Stanley Funds.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

35

Van Kampen American Value Fund

Director and Officer Information continued

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Richard F. Powers, III* (59) 1221 Avenue of the Americas New York, NY 10020	Director	Director since 1999	Advisory Director of Morgan Stanley. Prior to December 2002, Chairman, Director, President, Chief Executive Officer and Managing Director of Van Kampen Investments and its investment advisory, distribution and other subsidiaries. Prior to December 2002, President and Chief Executive Officer of funds in the Fund Complex. Prior to May 1998, Executive Vice President and Director of Marketing at Morgan Stanley and Director of Dean Witter, Discover & Co. and Dean Witter Realty. Prior to 1996, Director of Dean Witter Reynolds Inc.	82	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Wayne W. Whalen* (66) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	82	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

*  Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

36

Van Kampen American Value Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (66) 1221 Avenue of the Americas New York, NY 10020	Executive Vice President and Principal Executive Officer	Officer since 2003	Executive Vice President and Principal Executive Officer of funds in the Fund Complex. Chief Executive Officer and Chairman of Investor Services. Managing Director of Morgan Stanley. Chief Administrative Officer, Managing Director and Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Services Company Inc. and Managing Director and Director of Morgan Stanley Distributors Inc. Chief Executive Officer and Director of Morgan Stanley Trust. Executive Vice President and Principal Executive Officer of the Institutional and Retail Morgan Stanley Funds; Director of Morgan Stanley SICAV; previously Chief Global Operations Officer and Managing Director of Morgan Stanley Investment Management Inc.

Joseph J. McAlinden (62) 1221 Avenue of the Americas New York, NY 10020	Executive Vice President and Chief Investment Officer	Officer since 2002	Managing Director and Chief Investment Officer of Morgan Stanley Investment Advisors Inc., and Morgan Stanley Investment Management Inc. and Director of Morgan Stanley Trust for over 5 years. Executive Vice President and Chief Investment Officer of funds in the Fund Complex. Managing Director and Chief Investment Officer of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc. since December 2002.

Amy R. Doberman (43) 1221 Avenue of the Americas New York, NY 10020	Vice President	Officer since 2004	Managing Director and General Counsel, U.S. Investment Management; Managing Director of Morgan Stanley Investment Management, Inc., Morgan Stanley Investment Advisers Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex as of August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang (38) 1221 Avenue of the Americas New York, NY 10020	Vice President and Secretary	Officer since 2003	Executive Director of Morgan Stanley Investment Management. Vice President and Secretary of funds in the Fund Complex.

37

Van Kampen American Value Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
John L. Sullivan (50) 1 Parkview Plaza Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1997	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

James W. Garrett (36) 1221 Avenue of the Americas New York, NY 10020	Chief Financial Officer and Treasurer	Officer since 2005	Executive Director of Morgan Stanley Investment Management. Chief Financial Officer and Treasurer of the Morgan Stanley Institutional Funds since 2002 and funds in the Fund Complex since January 2005.

38

Your Notes

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

(continued on next page)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

(continued on back)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

www.vankampen.com

Copyright ©2005 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC

453, 553, 653
MSAV ANR 8/05
RN05-01876P-Y06/05

ANNUAL REPORT

June 30, 2005

MUTUAL FUNDS

Van Kampen

Emerging Markets Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Emerging Markets Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2005.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

  NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 6/30/05

Performance of a $10,000 investment

This chart compares your fund's performance to that of the MSCI Emerging Markets Free Index from 6/30/95 through 6/30/05. Class A shares, adjusted for sales charges.

	A Shares since 7/06/94		B Shares since 8/01/95		C Shares since 7/06/94
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge
Since Inception	3.47%	2.91%	4.20%	4.20%	2.75%	2.75%
10-year	5.10	4.48	-	-	4.38	4.38
5-year	2.86	1.64	2.15	1.87	2.17	2.17
1-year	33.42	25.78	32.50	27.50	32.47	31.47

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception return for Class B shares reflects the conversion of Class B shares into Class A shares seven years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Index data source: Lipper Inc.

1

Fund Report

for the 12-month period ended June 30, 2005

Van Kampen Emerging Markets Fund is managed by the Adviser's Emerging Markets Equity team.1 Current members of the team include Narayan Ramachandran, Ruchir Sharma, and Ashutosh Sinha, Managing Directors of the Adviser.

Market Conditions

During the 12-month period ended June 30, 2005, the emerging markets asset class outperformed all other developed markets and the U.S. equity market, returning 34 percent, as measured by the MSCI Emerging Markets Free Index. This leading performance continued the trend of the past five calendar years.

The confluence of accelerating global growth and a number of positive internal factors supported emerging markets' robust performance during the period. Within many emerging market countries, strong macroeconomic policies, appreciating currencies and record corporate earnings prompted considerable gains in their markets. Rising commodity prices also benefited emerging market economies, as these countries have historically been the world's leading producers in many commodities.

Emerging markets did experience a short-term correction in March and April. Renewed risk aversion took hold as concerns about slowing U.S. economic growth and global inflation edged into investors' minds. However, as the U.S. economy resumed its moderate pace and the Federal Reserve (the "Fed") appeared to contain inflation without overly aggressive measures, these concerns stabilized. Emerging markets rebounded on this improved sentiment, not only recovering their losses but also rallying to outperform relative to the developed markets.

The strongest performing emerging markets region was Latin America, led by its two largest markets, Brazil and Mexico. Brazil benefited from robust economic growth, appreciating currency, and falling inflation. Furthermore, rising commodity prices helped bolster Brazil's market as it is a leading exporter of iron ore. Mexico, whose exports to the United States drive a significant portion of its economy, was boosted by strong U.S. domestic consumption. The emerging Europe, Middle East and Africa (EMEA) and emerging Asia regions also posted sizeable absolute gains during the period.

Conversely, performance lagged in Israel, Venezuela and Malaysia. Notably, while Israel and Venezuela did have negative absolute returns, neither market's decline exceeded –1 percent, and Malaysia produced a positive absolute return. In Israel, generic pharmaceuticals stocks struggled earlier in the period, and geopolitical concerns and expensive valuations also weighed on the market. Downward pressure from a challenging political environment and weak economic growth eroded the benefits of high oil prices in Venezuela, whose chief export is oil. We attribute Malaysia's relative underperformance to concerns over lack of reform momentum, corporate governance issues and expensive valuations.

1Team members may change without notice at any time.

2

Performance Analysis

The fund returned 33.42 percent for the 12 months ended June 30, 2005 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark, the MSCI Emerging Markets Free Index returned 34.38 percent for the period.

Total returns for the 12-month period ended June 30, 2005

Class A	Class B	Class C	MSCI Emerging Markets Free Index
33.42%	32.50%	32.47%	34.38%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

The strongest contributor to the fund's overall performance during the reporting period was an overweight in Egypt. The market rewarded Egypt for its attractive growth outlook and significant structural reforms. A new government headed by a reform-oriented prime minister and a recent cabinet reshuffling, as well as the promise of additional policy changes, were among additional political factors well received by the market. Furthermore, investors rallied around falling inflation expectations, which they hoped would accelerate consumption and ultimately support economic growth.

Elsewhere, the fund benefited in Taiwan from both an underweight and positive stock selection, especially in the technology sector. Despite a positive return during the period, Taiwan underperformed the market average. An overweight in Turkey served the fund well, as its market showed strength. The fund's overweight in Mexico, which was among the best performing countries, and underweight exposure in Israel and Malaysia, which were some of the market's most lagging performers, also proved advantageous for the fund. Good stock selection in India rounded out the fund's most significant contributing factors.

In contrast, an overweight in Thailand hampered overall returns. The country had previously performed well, but was recently overwhelmed by weak economic and political sentiment. Promised economic reforms had yet to materialize. Nonetheless, the fund's greater exposure here is a long-term strategic position that we have held in the fund for the past three years. These recent developments and the short-term underperformance have not diminished our long-term positive fundamental outlook. Poor stock selection in South Korea, largely due to technology stocks, and the fund's holdings in Russia, where we also continued to maintain a strategic overweight during the past year, further detracted from the fund's results.

There is no guarantee the security sectors mentioned will continue to perform well or be held by the fund in the future.

3

Top 10 Holdings as of 6/30/05
LUKOIL	3.3%
America Movil SA de CV, Class L	3.1
Wal-Mart de Mexico SA de CV, Class V	2.5
Grupo Televisa SA	2.3
Samsung Electronics Co., Ltd.	2.0
Companhia Vale do Rio Doce	1.9
Petroleo Brasileiro SA	1.8
Standard Bank Group Ltd.	1.6
Petroleo Brasileiro SA, Class A	1.6
MTN Group Ltd.	1.4
Top Five Industries as of 6/30/05
Diversified Banks	14.5%
Wireless Telecommunication Services	8.9
Integrated Oil & Gas	7.6
Semiconductors	5.1
Hypermarkets & Super Centers	4.0
Summary of Investments by Country Classification as of 6/30/05
Republic of Korea	12.1%
Taiwan-Republic of China	11.8
Brazil	11.2
South Africa	11.1
Mexico	10.1
India	7.3
Russia	6.7
Turkey	4.5
Thailand	4.2
Poland	3.3
Malaysia	1.8
China	1.7
Cayman Islands	1.6
Egypt	1.5
Hong Kong	1.2
Chile	1.2
Bermuda	1.1
Netherlands	0.9
Israel	0.7

(continued on next page)

4

Summary of Investments by Country Classification as of 6/30/05

(continued from previous page)

Indonesia	0.7%
United Kingdom	0.6
Austria	0.4
Columbia	0.4
United States	0.4
Pakistan	0.3
Morocco	0.3
Total Long-Term Investments	97.1%
Short-Term Investments	0.7
Foreign Currency	1.9
Other Assets in Excess of Liabilities	0.3
Total Net Assets	100.0%

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above.Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling 1-800-341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

6

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 800-847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at htt;://www.sec.gov.

You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by visiting our Web sit at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/05 - 6/30/05.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/05	6/30/05	1/1/05-6/30/05
Class A
Actual	$1,000.00	$1,050.68	$10.93
Hypothetical (5% annual return before expenses)	1,000.00	1,014.09	10.74
Class B
Actual	1,000.00	1,046.96	14.72
Hypothetical (5% annual return before expenses)	1,000.00	1,010.39	14.46
Class C
Actual	1,000.00	1,047.55	14.72
Hypothetical (5% annual return before expenses)	1,000.00	1,010.39	14.46

*  Expenses are equal to the Fund's annualized expense ratio of 2.15%, 2.90%, 2.90% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). These ratios reflect an expense cap.

Assumes all dividends and distributions were reinvested.

8

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Directors and by a majority of the independent directors voting separately.

On May 25, 2005, the Board of Directors, and the independent directors voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Directors considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving a change in the advisory fee rate effective November 1, 2004. The Board of Directors considered the contract over a period of several months and the non-management directors held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Directors considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Directors considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Directors also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Directors evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Directors reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Directors discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Directors, including the independent directors, evaluated all of the foregoing and does not believe any

9

single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Directors considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The directors discuss with investment adviser the resources available and used in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The directors also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Directors reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, a performance committee of the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The directors discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the directors and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The directors discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The directors review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the directors review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of a special ad hoc committee of the Board. The directors discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses,

10

revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Directors considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the directors discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Directors considers other benefits to the investment adviser and it affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The directors review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

11

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2005

Description	Number of Shares	Value
Common Stocks 93.2%
Austria 0.4%
Raiffeisen International Bank-Holding AG (a)	18,861	$1,200,114
Bermuda 1.1%
Asia Aluminum Holdings Ltd.	6,053,000	711,292
GOME Electrical Appliances Holdings Ltd. (a)	845,000	733,491
Grande Holdings Ltd.	422,000	392,848
Moulin International Holdings	468,000	0
TPV Technology Ltd.	1,589,000	1,061,879
Victory City International Holdings	867,000	282,960
		3,182,470
Brazil 9.0%
Banco Itau SA-ADR	32,388	2,995,890
Brasil Telecom SA	491,164	3,281
Companhia Energetica de Minas Gerais-ADR	43,228	1,376,812
Companhia Vale do Rio Doce-ADR	214,956	5,459,882
CPFL Energia SA	90,285	711,454
CPFL Energia SA-ADR (a)	8,340	197,658
Empresa Brasileira de Aeronautica SA-ADR	75,080	2,482,896
Gerdau SA-ADR	38,093	370,645
Lojas Arapua SA, 144A-Private Placement-GDR (a) (b) (c) (d)	24,635	0
Petroleo Brasileiro SA-ADR	97,640	5,089,973
Petroleo Brasileiro SA, Class A-ADR	98,700	4,544,148
Tele Norte Leste Participacoes SA	26,000	601,396
Telesp Celular Participacoes SA-ADR (a)	10,073	43,012
Telesp Celular Participacoes SA-Rights (c)	10,667	7,766
Uniao de Bancos Brasileiros SA-GDR	49,080	1,895,470
		25,780,283
Cayman Islands 1.6%
China Techfaith Wireless Communication Technology Ltd.-ADR (a)	24,700	401,869
Foxconn International Holdings (a)	825,000	618,942
Global Bio-chem Technology Group Co., Ltd.	1,808,000	1,119,666
Hopewell Highway Infrastructure Ltd.	1,024,000	737,225
Kingboard Chemicals Holdings	393,000	1,245,848
Norstar Founders Group Ltd.	1,175,000	334,961
		4,458,511
Chile 1.2%
Enersis SA-ADR	318,100	3,320,964
China 1.7%
Air China Ltd. (a)	748,000	251,594
China Life Insurance Co., Ltd., Class H (a)	1,570,000	1,068,784
Hainan Meilan International Airport, Class H	517,000	293,998
Huadian Power International Corp., Ltd., Class H	2,275,000	640,603

See Notes to Financial Statements

12

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
China (Continued)
Lianhua Supermarket Holdings Ltd., Class H	435,000	$495,117
Ping An Insurance Co. of China, Ltd. (a)	648,000	1,034,629
Wumart Stores, Inc., Class H	220,000	353,975
Yanzhou Coal Mining Co., Ltd., Class H	1,045,200	815,345
		4,954,045
Columbia 0.4%
BanColombia SA-ADR	74,600	1,192,854
Valorem SA (a)	1	0
		1,192,854
Egypt 1.5%
Eastern Tobacco Co.	56,462	2,148,487
MobiNil-Egyptian Mobile Services	70,344	2,185,704
		4,334,191
Hong Kong 1.2%
China Mobile Hong Kong Ltd.	494,000	1,826,600
China Resources Power Holdings Co., Ltd.	1,583,000	879,775
Fountain SET Holdings	985,000	505,442
Shougang Concord Century	2,688,000	221,178
		3,432,995
India 6.9%
ABB Ltd.	31,000	947,562
Aventis Pharma Ltd.	20,000	587,199
Bharat Heavy Electricals Ltd.	116,038	2,306,535
Cipla Ltd.	95,500	691,036
Container Corp. of India Ltd.	32,000	682,445
GlaxoSmithKline Pharmaceuticals Ltd.	34,000	627,622
Glenmark Pharmaceuticals Ltd.	90,000	558,327
Gujarat Ambuja Cements Ltd.	105,000	142,635
Gujarat Ambuja Cements Ltd.- GDR (a)	420,000	554,400
HDFC Bank Ltd.	82,500	1,202,963
Hero Honda Motors Ltd.	79,180	1,051,989
Hindalco Industries Ltd.	19,500	538,182
Hindustan Lever Ltd.	232,490	873,379
Housing Development Finance Corp., Ltd.	52,000	1,055,588
India-Info.com, Private Co., Ltd. (a) (c) (d)	47,630	0
Industrial Development Bank of India Ltd.	139,999	327,875
Infosys Technologies Ltd.	43,472	2,352,049
ITC Ltd.	14,000	530,933
ITC Ltd.-GDR	8,900	331,970
Mahanagar Telephone Nigam Ltd.	200,000	532,350
Mahindra & Mahindra Ltd.	59,000	757,098
Oil & Natural Gas Corp., Ltd.	44,650	1,047,601
Punjab National Bank Ltd.	22,500	196,154
Siemens India Ltd.	13,000	581,486

See Notes to Financial Statements

13

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
India (Continued)
UTI Bank Ltd.	51,000	$290,070
UTI Bank Ltd., 144A-Private Placement-GDR (b)	67,000	370,510
Wipro Ltd.	45,500	800,495
		19,938,453
Indonesia 0.7%
Gudang Garam Tbk	192,500	249,254
PT Bank Central Asia Tbk	1,983,000	730,574
PT Bank Rakyat Indonesia	2,260,000	670,326
PT Bumi Resources Tbk (a)	3,822,000	324,502
		1,974,656
Israel 0.7%
Check Point Software Technologies Ltd. (a)	102,015	2,019,897
Elbit Systems Ltd.	1	22
		2,019,919
Malaysia 1.8%
Bandar Raya Developments Bhd	561,000	221,397
Commerce Asset Holdings Bhd	418,000	555,102
Magnum Corp., Bhd	901,000	511,225
MK Land Holdings Bhd	977,000	282,310
Resorts World Bhd	175,000	436,850
Road Builder (M) Holdings Bhd	355,800	222,870
SP Setia Bhd	568,999	610,050
Tenaga Nasional Bhd	509,900	1,407,763
YTL Corp., Bhd	651,066	916,713
		5,164,280
Mexico 10.1%
America Movil SA de CV, Class L-ADR	151,009	9,001,647
Empresas ICA Sociedad Controladora SA de CV (a)	1,026,300	417,308
Empresas ICA Sociedad Controladora SA de CV-ADR (a)	58,600	142,398
Fomento Economico Mexicano SA de CV, Class B-ADR	37,500	2,233,875
Grupo Financiero Banorte SA de CV, Class O	191,710	1,266,496
Grupo Televisa SA-ADR (a)	104,460	6,485,921
Kimberly-Clark de Mexico SA de CV, Class A	324,170	1,112,710
Wal-Mart de Mexico SA de CV-ADR	28,592	1,160,080
Wal-Mart de Mexico SA de CV, Class V	1,799,915	7,315,352
		29,135,787
Morocco 0.3%
Banque Marocaine du Commerce Exterieur	14,100	899,380
Netherlands 0.9%
Efes Breweries International-GDR (a)	36,972	1,240,282
Pyaterochka Holding NV, 144A-Private Placement-GDR (a) (b)	84,981	1,223,726
		2,464,008

See Notes to Financial Statements

14

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
Pakistan 0.3%
National Bank of Pakistan	169,800	$307,563
Pakistan Telecommunication Co., Ltd.	611,100	676,179
		983,742
Poland 3.3%
Agora SA (a)	74,919	1,429,725
Bank Pekao SA	24,288	1,044,668
Powszechna Kasa Oszczednosci Bank Polski SA	251,449	2,036,714
Telekomunikacja Polska SA	158,455	973,709
Telekomunikacja Polska SA-GDR	479,300	2,969,935
TVN SA (a)	72,897	1,067,217
		9,521,968
Republic of Korea 11.2%
Cheil Industries, Inc.	62,670	1,008,063
Daelim Industrial Co., Ltd.	5,080	271,121
Doosan Heavy Industries & Construction Co., Ltd.	76,160	1,240,840
Doosan Infracore Co., Ltd.	41,700	364,012
Handsome Co., Ltd.	53,710	507,965
Hankook Tire Co., Ltd.	190,900	2,289,762
Hanmi Pharm Co., Ltd.	4,980	337,022
Hynix Semiconductor, Inc. (a)	44,270	718,236
Hyundai Heavy Industries Co., Ltd.	13,400	669,555
Hyundai Mobis	37,260	2,493,317
Hyundai Motor Co.	24,980	1,379,786
Korea Electric Power Corp.	20,830	639,075
Korean Air Lines Co., Ltd.	39,910	671,477
KT&G Corp.	48,620	1,901,926
Kumho Tire Co., Inc.-GDR (a)	48,120	350,314
LG Engineering & Construction Corp.	56,710	1,864,211
ORION Corp.	12,229	1,800,677
Pusan Bank	66,450	588,435
Samsung Electronics Co., Ltd.	12,008	5,689,301
Samsung Fire & Marine Insurance Co., Ltd.	6,940	560,995
Samsung Heavy Industries Co., Ltd.	66,640	599,936
Samsung SDI Co., Ltd.	18,900	1,764,374
Shinhan Financial Group Co., Ltd.	76,440	1,977,362
SK Corp.	12,310	651,208
S-Oil Corp.	9,090	723,466
STX Shipbuilding Co., Ltd.	45,340	1,065,935
		32,128,371
Russia 6.7%
AO VimpelCom-ADR (a)	24,300	826,929
Gazprom-ADR	21,100	757,391
LUKOIL-ADR	260,844	9,593,842
Mobile Telesystems-ADR	57,520	1,935,548

See Notes to Financial Statements

15

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
Russia (Continued)
Mobile Telesystems, 144A-Private Placement-GDR (b)	34,800	$1,148,400
Savings Bank of the Russian Federation-GDR	51,650	3,437,733
Wimm-Bill-Dann Foods OJSC-ADR (a)	90,100	1,480,343
		19,180,186
South Africa 11.1%
African Bank Investments Ltd.	810,000	2,269,285
Aveng Ltd.	732,100	1,358,529
AVI Ltd.	3,700	7,341
Barloworld Ltd.	106,700	1,523,472
Edgars Consolidated Stores Ltd.	47,291	2,058,933
Harmony Gold Mining Co., Ltd.	148,747	1,290,497
Harmony Gold Mining Co., Ltd.-ADR	70,087	599,945
Impala Platinum Holdings Ltd.	15,155	1,357,577
Lewis Group Ltd.	167,400	918,375
Massmart Holdings Ltd.	313,351	2,106,781
Metropolitan Holdings Ltd.	501,600	763,415
MTN Group Ltd.	623,310	4,145,478
Murray & Roberts Holdings Ltd.	467,900	984,146
Naspers Ltd.	178,300	2,219,609
Pretoria Portland Cement Co., Ltd.	12,800	442,670
Sanlam Ltd.	3,100	5,468
Shoprite Holdings Ltd.	574,114	1,262,967
Standard Bank Group Ltd.	488,965	4,734,751
Steinhoff International Holdings Ltd.	872,200	2,011,989
TelKom South Africa Ltd.	121,920	1,995,348
		32,056,576
Taiwan-Republic of China 11.8%
Acer, Inc.	129,663	254,703
Asia Optical Co., Inc.	295,241	2,033,746
AU Optronics Corp.	1,119,000	1,859,309
Catcher Technology Co., Ltd.	262,800	1,510,616
Cathay Financial Holding Co., Ltd.	878,000	1,766,663
Cheng Shin Rubber Industry Co.	420,824	471,260
China Steel Corp.	527,000	530,863
Chinatrust Financial Holding Co.	1,148,513	1,249,353
CTCI Corp.	910,779	498,961
Cyberlink Corp.	106,732	315,298
Delta Electronics, Inc.	818,673	1,267,766
Delta Electronics, Inc.-GDR	65,515	509,254
Eva Airways Corp.	1,125,484	542,555
Far EasTone Telecommunications Co., Ltd	578,000	738,280
Formosa Plastics Corp.	173,310	282,413
Hon Hai Precision Industry Co., Ltd.	558,273	2,889,539
Hon Hai Precision Industry Co., Ltd.-GDR	21,200	220,614

See Notes to Financial Statements

16

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
Taiwan-Republic of China (Continued)
Infortrend Technology, Inc.	316,846	$661,371
Kaulin Manufacturing Co., Ltd.	273,100	275,133
Largan Precision Co., Ltd.	97,133	635,059
MediaTek, Inc.	196,583	1,692,159
Mega Financial Holding Co., Ltd.	2,217,000	1,455,421
Nan Ya Plastics Corp.	187,000	274,859
Phoenixtec Power Co., Ltd.	449,630	482,385
Polaris Securities Co., Ltd.	754,625	372,602
Radiant Opto-Electronics Corp.	141,000	463,619
Shin Kong Financial Holdings Co.	2,780,613	2,801,191
Springsoft Systems Co., Ltd.	329,219	684,322
Taishin Financial Holdings Co., Ltd.	896,619	749,920
Taiwan Cellular Corp.	744,000	765,836
Taiwan Semiconductor Manufacturing Co., Ltd.	1,215,446	2,100,226
Tsann Kuen Enterprise Co.	489,125	671,000
United Microelectronics Corp.	3,843,000	2,778,085
Vanguard International Semiconductor Corp.	25,000	24,106
Yang Ming Marine Transport	273,000	243,226
		34,071,713
Thailand 4.2%
Advanced Information Service Public Co., Ltd	504,500	1,196,394
Asian Property Development Public Co., Ltd.	3,054,000	267,525
Bangkok Bank Public Co., Ltd.	717,200	1,866,339
Banpu Public Co., Ltd.	93,600	337,481
Ch. Karnchang Public Co., Ltd.	1,027,100	283,338
C.P. 7-Eleven Public Co., Ltd.	4,111,000	562,061
Italian-Thai Development Public Co., Ltd.	3,869,800	898,974
Kasikornbank Public Co., Ltd.	1,130,300	1,554,898
Lalin Property Public Co., Ltd.	950,000	116,092
Land & House Public Co., Ltd.	2,064,600	347,035
MBK Public Co., Ltd.	163,500	189,909
PTT Public Co., Ltd.	266,400	1,405,328
Siam City Bank Public Co., Ltd.	841,700	533,259
Siam Commercial Bank Public Co., Ltd.	451,600	513,616
Siam Makro Public Co., Ltd.	81,000	120,544
Sino Thai Engineering & Construction Public Co., Ltd.	783,100	202,763
Sino Thai Engineering & Construction Public Co., Ltd.-Rights	130,516	13,644
Thai Oil Public Co., Ltd.	288,600	443,463
Total Access Communication Public Co., Ltd. (a)	275,000	874,230
True Corp. (a)	1,971,900	496,256
		12,223,149
Turkey 4.5%
Akbank TAS	153,550	881,635
Akcansa Cimento AS	352,102	1,409,241

See Notes to Financial Statements

17

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares		Value
Turkey (Continued)
Dogan Yayin Holding (a)	563,394		$1,414,544
Enka Insaat ve Sanayi AS	103,167		1,145,383
Hurriyet Gazetecilik	587,671		1,394,772
Trakya CAM Sanayi	324,329		1,095,969
Turk Hava Yollari Anonim Ortakligi (a)	348,000		1,962,643
Turkiye Garanti Bankasi AS (a)	326,718		1,404,605
Yapi ve Kredi Bankasi AS (a)	609,680		2,325,873
			13,034,665
United Kingdom 0.6%
Highland Gold Mining Ltd.	323,100		960,222
Peter Hambro Mining plc (a)	68,439		793,343
			1,753,565
Total Common Stocks 93.2%			268,406,845
Preferred Stocks 3.1%
Brazil 2.2%
All America Latina Logistica	31,770	units	945,481
Banco Itau Holding Financiera SA-ADR	8,704		1,610,333
Banco Nacional SA (a) (c) (d)	19,271,000		0
Braxil Telecom Participacoes SA	2,000		14
Companhia Energetica de Minas Gerais-ADR	2,056,555		65,528
Companhia Vale do Rio Doce-ADR (a)	2,729		69,353
Embratel Participacoes SA (a)	523,709,000		1,094,518
Empresa Brasileira de Aeronautica SA	2		17
Gerdau SA-ADR	87,250		844,475
Lojas Arapua SA-GDR (a) (c) (d)	31,632,300		0
Petroleo Brasileiro SA	11,839		544,036
Telesp Celular Participacoes SA (a)	230,460		981,059
Uniao de Bancos Brasileiros SA	40,130		309,353
			6,464,167
Republic of Korea 0.9%
Daishin Securities Co., Ltd.	39,240		376,018
Hyundai Motor Co.	12,310		438,130
Samsung Electronics Co., Ltd.	5,454		1,780,206
			2,594,354
Total Preferred Stocks			9,058,521
Corporate Bond 0.4%
MCSI Holding Ltd. ($1,268,157 par, 5.00% coupon, 04/15/07 maturity) (c) (d)			1,166,704

See Notes to Financial Statements

18

Van Kampen Emerging Markets Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
Investment Company 0.4%
Morgan Stanley Growth Fund (e)	2,195,167	$1,143,977
Total Long-Term Investments 97.1% (Cost $201,162,260)		279,776,047
Repurchase Agreement 0.7%
State Street Bank & Trust Co. ($2,002,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 3.25%, dated 06/30/05, to be sold on 07/01/05 at $2,002,181) (Cost $2,002,000)		2,002,000
Total Investments 97.8% (Cost $203,164,260)		281,778,047
Foreign Currency 1.9% (Cost $5,497,948)		5,543,198
Other Assets in Excess of Liabilities 0.3%		798,755
Net Assets 100.0%		$288,120,000

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security as this stock currently does not declare dividends.

(b)  144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c)  Market value is determined in accordance with procedures established in good faith by the Board of Directors.

(d)  Security has been deemed illiquid.

(e)  The fund is advised by an affiliate which earns a management fee as adviser to the fund.

ADR-American Depositary Receipt

GDR-Global Depositary Receipt

Securities with total market value equal to $266,535,332 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

See Notes to Financial Statements

19

Van Kampen Emerging Markets Fund

Portfolio of Investments n June 30, 2005 continued

Summary of Long-Term Investments by Industry Classification

Industry	Value	Percent of Net Assets
Diversified Banks	$41,787,174	14.5%
Wireless Telecommunication Services	25,676,883	8.9%
Integrated Oil & Gas	21,934,719	7.6%
Semiconductors	14,782,320	5.1%
Hypermarkets & Super Centers	11,551,850	4.0%
Broadcasting & Cable TV	9,772,747	3.4%
Integrated Telecommunication Services	9,342,986	3.2%
Electric Utilities	8,359,856	2.9%
Life & Health Insurance	7,440,150	2.6%
Construction & Engineering	7,414,956	2.6%
Electronic Equipment Manufacturers	7,330,784	2.5%
Steel	7,275,219	2.5%
Tobacco	5,162,570	1.8%
Publishing	4,239,041	1.5%
Industrial Conglomerates	4,234,487	1.5%
Gold	3,644,007	1.3%
Airlines	3,428,269	1.2%
Other Diversified Financial Services	3,413,262	1.2%
Packaged Foods & Meats	3,288,362	1.1%
Heavy Electrical Equipment	3,254,097	1.1%
Computer Storage & Peripherals	3,233,866	1.1%
IT Consulting & Other Services	3,152,544	1.1%
Tires & Rubber	3,111,335	1.1%
Food Retail	3,048,754	1.1%
Electronic Manufacturing Services	2,889,539	1.0%
Auto Parts & Equipment	2,828,278	1.0%
Pharmaceuticals	2,801,206	1.0%
Photographic Products	2,668,805	0.9%
Automobile Manufacturers	2,575,014	0.9%
Construction Materials	2,548,946	0.9%
Aerospace & Defense	2,482,934	0.9%
Trucks	2,335,426	0.8%
Soft Drinks	2,233,875	0.8%
Apparel Retail	2,058,933	0.7%
Systems Software	2,019,897	0.7%
Home Furnishings	2,011,989	0.7%
Household Products	1,986,089	0.7%
Computer & Electronics Retail	1,900,195	0.7%
Oil & Gas Refining & Marketing	1,818,136	0.6%
Railroads	1,627,926	0.6%
Apparel, Accessories & Luxury Goods	1,516,028	0.5%
Coal & Consumable Fuels	1,477,328	0.5%
Precious Metals & Minerals	1,357,577	0.5%
Real Estate Management & Development	1,303,666	0.4%
Brewers	1,240,282	0.4%

20

Van Kampen Emerging Markets Fund

Portfolio of Investments n June 30, 2005 continued

Summary of Long-Term Investments by Industry Classification (Continued)

Industry	Value	Percent of Net Assets
Agricultural Products	$1,119,666	0.4%
Building Products	1,095,969	0.4%
Thrifts & Mortgage Finance	1,055,588	0.4%
Motorcycle Manufacturers	1,051,989	0.4%
Oil & Gas Exploration & Production	1,047,601	0.4%
Communications Equipment	1,020,811	0.3%
Application Software	999,620	0.3%
Homefurnishing Retail	918,375	0.3%
Multi-Utilities	916,713	0.3%
Traders	879,775	0.3%
Textile	788,402	0.3%
Investment Banking & Brokerage	748,620	0.3%
Highways & Railtracks	737,225	0.3%
Homebuilding	730,653	0.2%
Aluminum	711,292	0.2%
Household Appliances	671,000	0.2%
Industrial Machinery	639,145	0.2%
Regional Banks	588,435	0.2%
Property & Casualty	560,995	0.2%
Commodity Chemicals	557,271	0.2%
Diversified Metals & Mining	538,182	0.2%
Casinos & Gaming	511,225	0.2%
Electrical Components & Equipment	482,385	0.2%
Hotels, Resorts & Cruise Lines	436,850	0.1%
Consumer Electronics	392,848	0.1%
Airport Services	293,998	0.1%
Computer Hardware	254,703	0.1%
Marine	243,226	0.1%
Trading Companies & Distributors	221,178	0.1%
	$279,776,047	97.1%

21

Van Kampen Emerging Markets Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2005

Assets:
Total Investments (Cost $203,164,260)	$281,778,047
Foreign Currency (Cost $5,497,948)	5,543,198
Cash	918
Receivables:
Investments Sold	2,639,191
Dividends	946,788
Fund Shares Sold	611,218
Interest	13,567
Forward Foreign Currency Contracts	536,981
Other	142,305
Total Assets	292,212,213
Liabilities:
Payables:
Investments Purchased	2,116,274
Fund Shares Repurchased	641,742
Distributor and Affiliates	335,199
Investment Advisory Fee	186,092
Accrued Expenses	638,409
Directors' Deferred Compensation and Retirement Plans	174,497
Total Liabilities	4,092,213
Net Assets	$288,120,000
Net Assets Consist of:
Capital (Par value of $.001 per share with 1,500,000,000 shares authorized)	$387,128,860
Net Unrealized Appreciation	78,781,939
Accumulated Undistributed Net Investment Income	(141,597)
Accumulated Net Realized Loss	(177,649,202)
Net Assets	$288,120,000
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $182,273,653 and 11,880,169 shares of beneficial interest issued and outstanding)	$15.34
Maximum sales charge (5.75%* of offering price)	.94
Maximum offering price to public	$16.28
Class B Shares: Net asset value and offering price per share (Based on net assets of $63,530,719 and 4,452,298 shares of beneficial interest issued and outstanding)	$14.27
Class C Shares: Net asset value and offering price per share (Based on net assets of $42,315,628 and 2,955,931 shares of beneficial interest issued and outstanding)	$14.32

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

22

Van Kampen Emerging Markets Fund

Financial Statements continued

Statement of Operations

For the Year Ended June 30, 2005

Investment Income:
Dividends (Net of foreign withholding taxes of $658,578)	$6,606,981
Interest	203,179
Other	3,125
Total Income	6,813,285
Expenses:
Investment Advisory Fee	3,193,866
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $381,675, $621,376 and $395,168, respectively)	1,398,219
Shareholder Services	967,311
Custody	536,778
Legal	61,981
Directors' Fees and Related Expenses	23,828
Other	365,223
Total Expenses	6,547,206
Expense Fee Reduction ($161,441 Investment Advisory Fee and 126,354 $ Other)	287,795
Less Credits Earned on Cash Balances	6,517
Net Expenses	6,252,894
Net Investment Income	$560,391
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$31,923,747
Foreign Currency Transactions	(206,737)
Net Realized Gain	31,717,010
Unrealized Appreciation/Depreciation:
Beginning of the Period	41,349,942
End of the Period:
Investments	78,613,787
Forward Foreign Currency Contracts	536,981
Foreign Currency Translation	(368,829)
78,781,939
Net Unrealized Appreciation During the Period	37,431,997
Net Realized and Unrealized Gain	$69,149,007
Net Increase in Net Assets From Operations	$69,709,398

See Notes to Financial Statements

23

Van Kampen Emerging Markets Fund

Financial Statements continued

Statements of Changes in Net Assets

	For The Year Ended June 30, 2005	For The Year Ended June 30, 2004
From Investment Activities:
Operations:
Net Investment Income	$560,391	$375,155
Net Realized Gain	31,717,010	31,401,873
Net Unrealized Appreciation During the Period	37,431,997	2,620,371
Change in Net Assets from Operations	69,709,398	34,397,399
Distributions from Net Investment Income:
Class A Shares	(423,209)	-0-
Class B Shares	-0-	-0-
Class C Shares	-0-	-0-
Total Distributions	(423,209)	-0-
Net Change in Net Assets from Investment Activities	69,286,189	34,397,399
From Capital Transactions:
Proceeds from Shares Sold	82,854,573	158,244,636
Net Asset Value of Shares Issued Through Dividend Reinvestment	285,705	-0-
Cost of Shares Repurchased	(84,656,168)	(67,457,169)
Net Change in Net Assets from Capital Transactions	(1,515,890)	90,787,467
Total Increase in Net Assets	67,770,299	125,184,866
Net Assets:
Beginning of the Period	220,349,701	95,164,835
End of the Period (Including accumulated undistributed net investment income of ($141,597) and ($74,552), respectively)	$288,120,000	$220,349,701

See Notes to Financial Statements

24

Van Kampen Emerging Markets Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of the Period	$11.53	$8.65	$8.50	$8.26	$13.37
Net Investment Income/Loss (a)	.07	.06	-0- (c)	(.01)	(.06)
Net Realized and Unrealized Gain/Loss	3.78	2.82	.15	.25	(5.05)
Total from Investment Operations	3.85	2.88	.15	.24	(5.11)
Less Distributions from Net Investment Income	.04	-0-	-0-	-0-	-0-
Net Asset Value, End of the Period	$15.34	$11.53	$8.65	$8.50	$8.26
Total Return* (b)	33.42%	33.29%	1.65%	3.03%	–38.17%
Net Assets at End of the Period (In millions)	$182.3	$129.9	$53.3	$75.1	$90.8
Ratio of Expenses to Average Net Assets*	2.15%	2.15%	2.29%	2.22%	2.25%
Ratio of Net Investment Income/Loss to Average Net Assets*	.53%	.53%	.01%	(.17%)	(.68%)
Portfolio Turnover	60%	89%	86%	94%	99%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.26%	2.51%	2.82%	2.47%	2.30%
Ratio of Net Investment Income/Loss to Average Net Assets	.42%	.17%	(.52%)	(.42%)	(.73%)
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Interest Expense	2.15%	2.15%	2.15%	2.15%	2.15%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. With respect to shares purchased prior to December 1, 2004, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Amount is less than $0.01 per share.

See Notes to Financial Statements

25

Van Kampen Emerging Markets Fund

Financial Highlights (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of the Period	$10.77	$8.15	$8.07	$7.88	$12.83
Net Investment Loss (a)	(.03)	(.03)	(.05)	(.07)	(.14)
Net Realized and Unrealized Gain/Loss	3.53	2.65	.13	.26	(4.81)
Total from Investment Operations	3.50	2.62	.08	.19	(4.95)
Net Asset Value, End of the Period	$14.27	$10.77	$8.15	$8.07	$7.88
Total Return* (b)	32.50%	32.15%	.99%	2.41%	–38.58%
Net Assets at End of the Period (In millions)	$63.5	$55.8	$28.0	$35.3	$36.8
Ratio of Expenses to Average Net Assets*	2.90%	2.90%	3.04%	2.96%	3.00%
Ratio of Net Investment Loss to Average Net Assets*	(.26%)	(.24%)	(.71%)	(.91%)	(1.50%)
Portfolio Turnover	60%	89%	86%	94%	99%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	3.01%	3.26%	3.57%	3.21%	3.10%
Ratio of Net Investment Loss to Average Net Assets	(.37%)	(.60%)	(1.24%)	(1.16%)	(1.60%)
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Interest Expense	2.90%	2.90%	2.90%	2.90%	2.90%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

26

Van Kampen Emerging Markets Fund

Financial Highlights (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of the Period	$10.81	$8.18	$8.10	$7.90	$12.87
Net Investment Loss (a)	(.03)	(.02)	(.05)	(.07)	(.15)
Net Realized and Unrealized Gain/Loss	3.54	2.65	.13	.27	(4.82)
Total from Investment Operations	3.51	2.63	.08	.20	(4.97)
Net Asset Value, End of the Period	$14.32	$10.81	$8.18	$8.10	$7.90
Total Return* (b)	32.47%	32.15%	.99%	2.53%	–38.57%
Net Assets at End of the Period (In millions)	$42.3	$34.6	$13.9	$17.1	$18.8
Ratio of Expenses to Average Net Assets*	2.90%	2.90%	3.04%	2.96%	3.00%
Ratio of Net Investment Loss to Average Net Assets*	(.25%)	(.21%)	(.71%)	(.91%)	(1.52%)
Portfolio Turnover	60%	89%	86%	94%	99%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	3.01%	3.26%	3.57%	3.21%	3.10%
Ratio of Net Investment Loss to Average Net Assets	(.36%)	(.57%)	(1.24%)	(1.16%)	(1.62%)
Ratio of Expenses to Average Net Assets Excluding Country Tax Expense and Interest Expense	2.90%	2.90%	2.90%	2.90%	2.90%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

27

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2005

1.  Significant Accounting Policies

The Van Kampen Emerging Markets Fund (the "Fund") is organized as a separate non-diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide long-term capital appreciation by investing primarily in equity securities of emerging country issuers. The Fund commenced operations on July 6, 1994. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares. The Fund registered Class I Shares on October 29, 2004. There were no sales of Class I Shares for the period ended June 30, 2005.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuations Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value each business day. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank.

28

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2005 continued

The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2005, the Fund had an accumulated capital loss carryforward for tax purposes of $175,483,946, which will expire according to the following schedule.

Amount	Expiration
$83,854,995	June 30, 2006
1,202,314	June 30, 2007
8,581,563	June 30, 2008
31,533,824	June 30, 2009
34,122,130	June 30, 2010
16,189,120	June 30, 2011

At June 30, 2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$206,078,004
Gross tax unrealized appreciation	$88,388,049
Gross tax unrealized depreciation	(12,688,006)
Net tax unrealized appreciation on investments	$75,700,043

E.  Distribution of Income and Gains The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

The tax character of distributions paid during the year ended June 30, 2005 was as follows:

Distributions paid from:
Ordinary income	$423,209
Long-term capital gain	-0-
$423,209

29

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2005 continued

Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. Permanent book to tax basis differences relating to excise taxes not deductible for tax purposes totaling $79 were reclassified from accumulated undistributed net investment income to capital. Permanent book to tax basis differences relating to currency losses totaling $206,737 were reclassified from accumulated net realized loss to accumulated undistributed net investment income. Additionally, a permanent book to tax basis difference relating to the Fund's investment in other regulated investment companies totaling $2,431 was reclassified from accumulated net realized loss to accumulated undistributed net investment income.

As of June 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,300,130

Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions.

F.  Expense Reductions During the year ended June 30, 2005, the Fund's custody fee was reduced by $6,517 as a result of credits earned on cash balances.

G.  Foreign Currency Translation and Foreign Investments The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and

30

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2005 continued

currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $500 million	1.25%
Next $500 million	1.20%
Next $1.5 billion	1.15%
Over $2.5 billion	1.00%

Effective November 1, 2004, the management fee was reduced from 1.25% for the first $500 million, 1.20% for the next $500 million, and 1.15% for any average daily net assets greater than $1 billion.

For the year ended June 30, 2005, the Adviser waived approximately $161,400 of its advisory fees. The Adviser has agreed to waive all expenses in excess of 2.15% of Class A average net assets, 2.90% of Class B average net assets, and 2.90% of Class C average net assets. This waiver is voluntary and can be discontinued at any time.

For the year ended June 30, 2005, the Fund recognized expenses of approximately $16,400, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer ("CCO") Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2005, the Fund recognized expenses of approximately $59,800, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2005, the Fund recognized expenses of approximately $868,700 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

The Adviser had voluntarily agreed agreed to reimburse the Fund to the extent the total accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the four months ended October 31, 2004, the Adviser reimbursed approximately $126,400 of these fees. Effective November 1, 2004, this reimbursement was discontinued.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

31

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2005 continued

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $117,855 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2005. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the year ended June 30, 2005, the Fund paid brokerage commissions to Morgan Stanley DW Inc. (Morgan Stanley), an affiliate of the Adviser, totaling $3,879.

3.  Capital Transactions

At June 30, 2005, capital aggregated $228,109,154, $102,516,932 and $56,502,774 for Classes A, B, and C, respectively. For the year ended June 30, 2005, transactions were as follows:

	Shares	Value
Sales:
Class A	4,452,241	$63,503,125
Class B	860,730	11,381,584
Class C	611,215	7,969,864
Total Sales	5,924,186	$82,854,573
Dividend Reinvestment:
Class A	21,188	$285,705
Class B	-0-	-0-
Class C	-0-	-0-
Total Dividend Reinvestment	21,188	$285,705
Repurchases:
Class A	(3,860,450)	$(53,012,484)
Class B	(1,589,637)	(20,627,493)
Class C	(857,662)	(11,016,191)
Total Repurchases	(6,307,749)	$(84,656,168)

At June 30, 2004, capital aggregated $217,332,858, $111,762,858 and $59,549,113 for Classes A, B, and C, respectively. For the year ended June 30, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	8,781,381	$98,865,510
Class B	3,197,650	33,491,721
Class C	2,481,601	25,887,405
Total Sales	14,460,632	$158,244,636

32

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2005 continued

	Shares	Value
Repurchases:
Class A	(3,668,888)	$(41,527,425)
Class B	(1,448,964)	(15,438,281)
Class C	(981,866)	(10,491,463)
Total Repurchases	(6,099,718)	$(67,457,169)

Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2005 and 2004, 433,558 and 138,358 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

	Contingent Deferred Sales Charge as a Percentage of Dollar Amount Subject to Charge
Year of Redemption	Class B	Class C
First	5.00%	1.00%
Second	4.00%	None
Third	3.00%	None
Fourth	2.50%	None
Fifth	1.50%	None
Thereafter	None	None

For the year ended June 30, 2005, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $38,600 and CDSC on redeemed shares of approximately $68,500. Sales charges do not represent expenses of the Fund.

On November 14, 2003, the Fund acquired all of the assets and liabilities of the Van Kampen Asian Equity Fund ("Asian Equity") through a tax free reorganization approved by Asian Equity shareholders on October 30, 2003. The Fund issued 2,935,205, 1,221,932 and 1,275,979 shares of Classes A, B and C valued at $32,169,846, $12,573,683 and $13,168,104, respectively, in exchange for Asian Equity's net assets. The shares of Asian Equity were converted into Fund shares at a ratio .888 to 1, .885 to 1 and .879 to 1 for Classes A, B and C, respectively. Net unrealized appreciation of Asian Equity as of November 14, 2003 was $14,256,594. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended June 30, 2004.

33

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2005 continued

On November 14, 2003, the Fund acquired all of the assets and liabilities of the Van Kampen Latin American Fund ("Latin American") through a tax free reorganization approved by Latin American shareholders on October 30, 2003. The Fund issued 1,159,612, 875,679 and 439,667 shares of Classes A, B and C valued at $12,709,348, $9,010,736 and $4,537,368, respectively, in exchange for Latin American's net assets. The shares of Latin American were converted into Fund shares at a ratio 1.188 to 1, 1.204 to 1 and 1.201 to 1 for Classes A, B and C, respectively. Net unrealized appreciation of Latin American as of November 14, 2003 was $8,189,981. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended June 30, 2004.

Combined net assets off all three funds on the day of reorganization were $208,548,146. Included in the net assets was a capital loss carryforward of $142,301,755 of which $30,419,471 can be utilized, deferred compensation of $81,867 and the deferral of losses related to wash sales of $2,471,537.

4.  Redemption Fee

The Fund will assess a 2% redemption fee on the proceeds of Class A Shares of the Fund that are redeemed (either by sale or exchange) within 60 days of purchase. The redemption fee is paid directly to the Fund. For the year ended June 30, 2005, the Fund received redemption fees of approximately $4,000, which are reported as part of "Cost of Shares Repurchased" in the Statement of Changes in Net Assets.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $150,230,235 and $155,268,529, respectively.

6.  Distribution and Service Plans

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

Annual fees under the Plans of up to 0.25% of Class A average daily net assets and up to 1.00% each for Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $4,272,100 and $2,455,400 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plans or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

Included in the fees for the year ended June 30, 2005 are payments retained by Van Kampen of approximately $536,900 and payments made to Morgan Stanley, an affiliate of the Adviser, of approximately $93,700.

34

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2005 continued

7.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

The following forward foreign currency contracts were outstanding as of June 30, 2005.

	In Exchange For	Current Value	Unrealized Appreciation/ Depreciation
Short Contracts
South African Rand, 18,508,496 expiring 07/22/05	US $	$2,777,457	$46,543
61,790,000 expiring 11/14/05	US $	9,174,518	490,438
			$536,981

8.  Legal Matters

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

35

Van Kampen Emerging Markets Fund

Notes to Financial Statements ■ June 30, 2005 continued

The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph. However, pursuant to an agreement between the parties, the plaintiff's proposed second amended derivative complaint was withdrawn and the allegations regarding market timing and late trading asserted therein were filed in a separate complaint and coordinated with other cases related to market timing that have been centralized in a federal court.

The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

The Adviser and Van Kampen Series Fund, Inc. are named as defendants in a recently filed class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

9.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

36

Van Kampen Emerging Markets Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Van Kampen
Emerging Markets Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Emerging Markets Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Emerging Markets Fund as of June 30, 2005, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 11, 2005

37

Van Kampen Emerging Markets Fund

Board of Directors, Officers and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Mitchell M. Merin *

Jack E. Nelson

Richard F. Powers, III *

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Officers

Mitchell M. Merin
President and Chief Executive Officer

Ronald E. Robison
Executive Vice President and
Principal Executive Officer

Joseph J. McAlinden
Executive Vice President and
Chief Investment Officer

Amy R. Doberman
Vice President

Stefanie V. Chang
Vice President and Secretary

John L. Sullivan
Chief Compliance Officer

James W. Garrett
Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management
1221 Avenue of the Americas
New York, New York 10020

Distributor

Van Kampen Funds Inc.
1221 Avenue of the Americas
New York, New York 10020

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 947
Jersey City, New Jersey 07303-0947

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2005. The fund may pass through foreign tax credits of $656,893 and has derived gross income from sources within foreign countries amounting to $5,407,284. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum of $423,209 as taxed at a maximum of 15%. In January, the Fund provides tax information to shareholders for the preceding calendar year.

38

Van Kampen Emerging Markets Fund

Director and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (60) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Director of St. Vincent de Paul Center, a Chicago based day care facility serving the children of low income families. Board member of the Illinois Manufacturers' Association.	82	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Jerry D. Choate (66) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Director of Valero Energy Corporation, an independent refining company

39

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Dring Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Rod Dammeyer (64) CAC, L.L.C. 4350 LaJolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services. Prior to February 2001, Vice Chairman and Director of Anixter International, Inc., a global distributor of wire, cable and communications connectivity products Prior to July 2000, Managing Partner of Equity Group Corporate Investment (EGI), a company that makes private investments in other companies.	82	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Stericycle, Inc., Ventana Medical Systems, Inc., and GATX Corporation, and Trustee of The Scripps Research Institute. Prior to January 2005, Trustee of the University of Chicago Hospitals and Health Systems. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc. Prior to May 2002, Director of Peregrine Systems Inc. Prior to February 2001, Director of IMC Global Inc. Prior to July 2000, Director of Allied Riser Communications Corp., Matria Healthcare Inc., Transmedia Networks, Inc., CNA Surety, Corp. and Grupo Azcarero Mexico(GAM).

40

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy (57) Heidrick & Struggles 233 South Wacker Drive Suite 7000 Chicago, IL 60606	Director	Director since 1997	Managing Partner of Heidrick & Struggles, an executive search firm. Trustee on the University of Chicago Hospitals Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1996, Trustee of The International House Board, a fellowship and housing organization for international graduate students. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

R. Craig Kennedy (53) 1744 R Street, NW Washington, DC 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Howard J Kerr (69) 736 North Western Avenue P.O. Box 317 Lake Forest, IL 60045	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company. Director of the Marrow Foundation	82	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust.

41

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (69) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the NASD, Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board President of Nelson Sales and Services Corporation a marketing and services company to support affiliated companies.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (64) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and fellow of the American a Academy of Arts and Sciences.	82	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Winston Laboratories, Inc.

Suzanne H. Woolsey, Ph.D. (63) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of Colorado College. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand	80	Trustee/Director/Managing General Partner of funds in the Fund Complex Director. of Fluor Corp., an engineering, procurement and construction organization, since January 2004 and Director of Neurogen Corporation, a pharmaceutical company, since January 1998.

42

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Interested Directors:*

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Mitchell M. Merin* (52) 1221 Avenue of the Americas New York, NY 10020	Director and President	Director since 1999; President since 2002	President of funds in the Fund Complex. Chairman, President, Chief Executive Officer and Director of the Adviser and Van Kampen Advisors Inc. since December 2002. Chairman, President and Chief Executive Officer of Van Kampen Investments since December 2002. Director of Van Kampen Investments since December 1999. Chairman and Director of Van Kampen Funds Inc. since December 2002. President, Director and Chief Operating Officer of Morgan Stanley Investment Management since December 1998. President and Director since April 1997 and Chief Executive Officer since June 1998 of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Chairman, Chief Executive Officer and Director of Morgan Stanley Distributors Inc. since June 1998. Chairman since June 1998, and Director since January 1998 of Morgan Stanley Trust. Director of various Morgan Stanley subsidiaries. President of the Morgan Stanley Funds since May 1999. Previously Chief Executive Officer of Van Kampen Funds Inc. from December 2002 to July 2003, Chief Strategic Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. and Executive Vice President of Morgan Stanley Distributors Inc. from April 1997 to June 1998. Chief Executive Officer from September 2002 to April 2003 and Vice President from May 1997 to April 1999 of the Morgan Stanley Funds.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

43

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Richard F. Powers, III* (59) 1221 Avenue of the Americas New York, NY 10020	Director	Director since 1999	Advisory Director of Morgan Stanley. Prior to December 2002, Chairman, Director, President, Chief Executive Officer and Managing Director of Van Kampen Investments and its investment advisory, distribution and other subsidiaries. Prior to December 2002, President and Chief Executive Officer of funds in the Fund Complex. Prior to May 1998, Executive Vice President and Director of Marketing at Morgan Stanley and Director of Dean Witter, Discover & Co. and Dean Witter Realty. Prior to 1996, Director of Dean Witter Reynolds Inc.	82	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Wayne W. Whalen* (66) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	82	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

*  Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

44

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (66) 1221 Avenue of the Americas New York, NY 10020	Executive Vice President and Principal Executive Officer	Officer since 2003	Executive Vice President and Principal Executive Officer of funds in the Fund Complex. Chief Executive Officer and Chairman of Investor Services. Managing Director of Morgan Stanley. Chief Administrative Officer, Managing Director and Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Services Company Inc. and Managing Director and Director of Morgan Stanley Distributors Inc. Chief Executive Officer and Director of Morgan Stanley Trust. Executive Vice President and Principal Executive Officer of the Institutional and Retail Morgan Stanley Funds; Director of Morgan Stanley SICAV; previously Chief Global Operations Officer and Managing Director of Morgan Stanley Investment Management Inc.

Joseph J. McAlinden (62) 1221 Avenue of the Americas New York, NY 10020	Executive Vice President and Chief Investment Officer	Officer since 2002	Managing Director and Chief Investment Officer of Morgan Stanley Investment Advisors Inc., and Morgan Stanley Investment Management Inc. and Director of Morgan Stanley Trust for over 5 years. Executive Vice President and Chief Investment Officer of funds in the Fund Complex. Managing Director and Chief Investment Officer of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc. since December 2002.

Amy R. Doberman (43) 1221 Avenue of the Americas New York, NY 10020	Vice President	Officer since 2004	Managing Director and General Counsel, U.S. Investment Management; Managing Director of Morgan Stanley Investment Management, Inc., Morgan Stanley Investment Advisers Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex as of August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang (38) 1221 Avenue of the Americas New York, NY 10020	Vice President and Secretary	Officer since 2003	Executive Director of Morgan Stanley Investment Management. Vice President and Secretary of funds in the Fund Complex.

45

Van Kampen Emerging Markets Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
John L. Sullivan (50) 1 Parkview Plaza Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1997	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

James W. Garrett (36) 1221 Avenue of the Americas New York, NY 10020	Chief Financial Officer and Treasurer	Officer since 2005	Executive Director of Morgan Stanley Investment Management. Chief Financial Officer and Treasurer of the Morgan Stanley Institutional Funds since 2002 and funds in the Fund Complex since January 2005.

46

Your Notes

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

(continued on next page)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

(continued on back)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

www.vankampen.com

Copyright ©2005 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC

455, 555, 655
MSEM ANR 8/05
RN05-01909P-Y06/05

ANNUAL REPORT

June 30, 2005

MUTUAL FUNDS

Van Kampen

Equity Growth
Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Equity Growth Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2005.

This piece must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges, and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of the fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 6/30/05

This chart compares your fund's performance to that of the Standard and Poor's 500 Index and the Russell 1000 Growth Index from 5/31/98 (the first month-end after inception) through 6/30/05. Class A shares, adjusted for sales charges.

	A Shares since 5/28/98		B Shares since 5/28/98		C Shares since 5/28/98
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge
Since Inception	0.79%	–0.05%	0.05%	0.05%	0.12%	0.12%
5-year	–7.91	–8.99	–8.59	–8.85	–8.50	–8.50
1-year	4.32	–1.63	3.51	–1.49	3.61	2.61

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. Figures shown above assume reinvestment of all dividends and capital gains.

The Russell 1000® Growth Index is generally representative of the U.S. market for largecapitalization stocks. The Standard & Poor's 500 Index is generally representative of the U.S. stock market. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

1

Fund Report

For the 12-month period ended June 30, 2005

Van Kampen Equity Growth Fund is managed by the Adviser's U.S. Growth team.1 Current members include Dennis Lynch and David Cohen, Managing Directors of the Adviser; and Sam Chainani, Executive Director of the Adviser.

Market Conditions

During the 12 months ended June 30, 2005, the equity markets delivered uneven performance against a backdrop of uncertainty and changing investor sentiment. Although the economy continued to show signs of growth, investors were generally apprehensive through summer and early fall of 2004. Concerns centered around events in Iraq, the threat of terrorist attacks, skyrocketing oil prices, and the possibility of another protracted outcome to the U.S. presidential election. Sentiment improved as oil prices fell from their highs at the end of October and the presidential election came to a quick and decisive close. These factors helped set the stage for a stock rally in November and December.

After the brisk close to 2004, the U.S. equity market slowed its pace in 2005. Sentiment shifted and stocks retreated as investors sold shares to lock in gains. Against the backdrop of rising oil prices, mixed economic data, continued increases to the federal funds target rate, and the prospect of a global economic slowdown, investors worried about the prospect of "stagflation" (a climate marked by both stagnant growth and inflation). Anxiety increased as disappointing news from corporate bellwethers General Motors and Ford Motor cast a shadow across the auto and auto related industries, and the market overall.

After reaching a low point in April, the market rebounded during the final two months of the period. Encouraging sales and payroll data, an upward revision of first-quarter gross domestic product and strengthening consumer confidence were among the factors that raised investor sentiment. Investors also seemed encouraged by merger and acquisition activity and by signals that the Federal Reserve might be nearing the end of its rate tightening cycle.

Broadly, large capitalization growth-oriented stocks trailed their value counterparts during the period, while mid- and small-cap issues outperformed larger caps.

Performance Analysis

The fund returned 4.32 percent for the 12 months ended June 30, 2005 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark indexes, the Russell 1000 Growth Index and the Standard & Poor's 500 Index, returned 1.68 and 6.32 percent for the period, respectively.

Total returns for the 12-month period ended June 30, 2005

Class A	Class B	Class C	Russell 1000 Growth Index	S&P 500 Index
4.32%	3.51%	3.61%	1.68%	6.32%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

1Team members may change without notice at any time.

2

During the reporting period, the fund benefited from stock selection across a variety of industries. Sector allocations further enhanced returns relative to the Russell 1000 Growth Index. Areas of strength included health care, financial services and utilities. Within the health care sector, stock selection in medical and dental instruments and supplies, health care management services and biotechnology proved advantageous. Among the fund's financial services stocks, securities brokerage and services and multi-line insurance companies contributed positively. Within the utilities sector, our investment discipline led us to telecommunications and gas distributors that were rewarded by the market. Also on the upside, in the fund's energy position, exploration and production companies and crude oil producers boosted overall performance.

In contrast, areas of weakness during the period included consumer discretionary, technology and consumer staples. Within the consumer discretionary sector, commercial services and retail stocks detracted. Computer services, software and systems companies within the technology sector also impeded performance. In the consumer staples sector, exposure to the drug and grocery store chain and soft drink industries also tempered the fund's overall pace.

Throughout the reporting period, our investment process sought high-quality growth stocks that we believed would perform well regardless of market environment. Our intense fundamental research focused on uncovering companies with high barriers to entry, business visibility, rising return on invested capital, strong free cash flow and risk/reward profiles which we believed to be attractive. We look forward to continuing to apply this rigorous investment process.

There is no guarantee the security sectors mentioned will continue to perform well or be held by the fund in the future.

3

Top Ten Holdings as of 6/30/05
Google, Inc., Class A	4.8%
Dell, Inc.	3.8
UnitedHealth Group, Inc.	3.7
eBay, Inc.	3.6
Carnival Corp. (Panama)	3.5
Costco Wholesale Corp.	3.2
America Movil SA de CV, Class L	3.2
Sears Holdings Corp.	3.2
Home Depot, Inc.	3.0
Apollo Group, Inc., Class A	3.0
Summary of Investments by Industry Classification as of 6/30/05
Internet Software & Services	7.7%
Wireless Telecommunication Services	6.1
Diversified Commercial Services	5.1
Internet Retail	4.9
Health Care Equipment	4.8
Other Diversified Financial Services	4.8
Casinos & Gaming	4.6
Computer Hardware	4.5
Managed Health Care	3.7
Hotels	3.5
Communications Equipment	3.3
Hypermarkets & Super Centers	3.2
General Merchandise Stores	3.2
Home Improvement Retail	3.0
Home Entertainment Software	2.9
Fertilizers & Agricultural Chemicals	2.9
Oil & Gas Exploration & Production	2.8
Biotechnology	2.8
Property & Casualty	1.8
Publishing	1.8
Homebuilding	1.5
Motorcycle Manufacturers	1.5
Tobacco	1.5
Pharmaceuticals	1.5
Semiconductors	1.5
Multi-Utilities & Unregulated Power	1.3

(continued on next page)

4

Summary of Investments by Industry Classification as of 6/30/05

(continued from previous page)

Air Freight & Logistics	1.3%
Specialized Finance	1.2
Diversified Metals & Mining	1.2
Personal Products	1.1
Health Care Distributors	1.0
Data Processing & Outsourcing Services	1.0
Advertising	1.0
Insurance Brokers	1.0
Restaurants	1.0
Packaged Foods	1.0
Systems Software	0.8
Household Products	0.7
Human Resources & Employment Services	0.3
Total Investments	98.8%
Other Assets in Excess of Liabilities	1.2
Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets.Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

5

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling 1-800-341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

6

Proxy Voting Policies and Procedures and Proxy Voting Record

The fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities and information on how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

7

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/05 - 6/30/05.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/05	6/30/05	1/1/05-6/30/05
Class A
Actual	$1,000.00	$997.93	$7.43
Hypothetical (5% annual return before expenses)	1,000.00	1,017.39	7.50
Class B
Actual	1,000.00	994.57	11.23
Hypothetical (5% annual return before expenses)	1,000.00	1,013.59	11.33
Class C
Actual	1,000.00	995.67	11.18
Hypothetical (5% annual return before expenses)	1,000.00	1,013.59	11.28

*  Expenses are equal to the Fund's annualized expense ratio of 1.50%, 2.27%, and 2.26% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). These ratios reflect an expense cap.

Assumes all dividends and distributions were reinvested.

8

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Directors and by a majority of the independent directors voting separately.

On May 25, 2005, the Board of Directors, and the independent directors voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Directors considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving a change in the advisory fee rate effective November 1, 2004. The Board of Directors considered the contract over a period of several months and the non-management directors held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Directors considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Directors considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Directors also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Directors evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Directors reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Directors discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory

9

agreements. The Board of Directors, including the independent directors, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Directors considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The directors discuss with investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The directors also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Directors reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, a performance committee of the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The directors discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the directors and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The directors discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The directors review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the directors review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together

10

by the investment adviser with the oversight of a special ad hoc committee of the Board. The directors discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Directors considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the directors discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Directors considers other benefits to the investment adviser and it affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The directors review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

11

Van Kampen Equity Growth Fund

Portfolio of Investments ■ June 30, 2005

Description	Number of Shares	Value
Common Stocks 98.8%
Advertising 1.0%
Lamar Advertising Co., Class A (a)	70,200	$3,002,454
Air Freight & Logistics 1.3%
CH Robinson Worldwide, Inc.	65,510	3,812,682
Biotechnology 2.8%
Genentech, Inc. (a)	100,600	8,076,168
Casinos & Gaming 4.6%
International Game Technology	258,900	7,288,035
Station Casinos, Inc.	52,800	3,505,920
Wynn Resorts, Ltd. (a)	57,385	2,712,589
		13,506,544
Communications Equipment 3.3%
Corning, Inc. (a)	182,000	3,024,840
QUALCOMM, Inc.	204,010	6,734,370
		9,759,210
Computer Hardware 4.5%
Dell, Inc. (a)	280,275	11,073,665
Shanda Interactive Entertainment, Ltd.-ADR (Cayman Islands) (a)	55,900	2,056,561
		13,130,226
Data Processing & Outsourcing Services 1.0%
Paychex, Inc.	93,480	3,041,839
Diversified Commercial Services 5.1%
Apollo Group, Inc., Class A (a)	112,800	8,823,216
Corporate Executive Board Co.	79,200	6,203,736
		15,026,952
Diversified Metals & Mining 1.2%
Cameco Corp. (Canada)	75,200	3,365,200
Fertilizers & Agricultural Chemicals 2.9%
Monsanto Co.	134,700	8,468,589
General Merchandise Stores 3.2%
Sears Holdings Corp. (a)	62,000	9,291,940
Health Care Distributors 1.0%
Patterson Co., Inc. (a)	67,700	3,051,916

See Notes to Financial Statements

12

Van Kampen Equity Growth Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
Health Care Equipment 4.8%
Alcon, Inc. (Switzerland)	57,700	$6,309,495
Guidant Corp.	46,200	3,109,260
St. Jude Medical, Inc. (a)	110,700	4,827,627
		14,246,382
Home Entertainment Software 2.9%
Electronic Arts, Inc. (a)	152,700	8,644,347
Home Improvement Retail 3.0%
Home Depot, Inc.	226,850	8,824,465
Homebuilding 1.5%
Pulte Homes, Inc.	53,600	4,515,800
Hotels 3.5%
Carnival Corp. (Panama)	188,900	10,304,495
Household Products 0.7%
Procter & Gamble Co.	39,950	2,107,362
Human Resources & Employment Services 0.3%
Monster Worldwide, Inc. (a)	29,300	840,324
Hypermarkets & Super Centers 3.2%
Costco Wholesale Corp.	210,800	9,448,056
Insurance Brokers 1.0%
Marsh & McLennan Cos., Inc.	108,300	2,999,910
Internet Retail 4.9%
Amazon.com, Inc. (a)	120,700	3,992,756
eBay, Inc. (a)	318,858	10,525,503
		14,518,259
Internet Software & Services 7.7%
Google, Inc., Class A (a)	48,160	14,166,264
Yahoo!, Inc. (a)	243,740	8,445,591
		22,611,855
Managed Health Care 3.7%
UnitedHealth Group, Inc.	211,100	11,006,754
Motorcycle Manufacturers 1.5%
Harley-Davidson, Inc.	90,600	4,493,760

See Notes to Financial Statements

13

Van Kampen Equity Growth Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
Multi-Utilities & Unregulated Power 1.3%
Questar Corp.	59,700	$3,934,230
Oil & Gas Exploration & Production 2.8%
Ultra Petroleum Corp. (Canada) (a)	275,010	8,349,304
Other Diversified Financial Services 4.8%
Brascan Corp., Class A (Canada)	123,900	4,728,024
Chicago Mercantile Exchange Holdings, Inc.	21,990	6,498,045
Citigroup, Inc.	63,366	2,929,410
		14,155,479
Packaged Foods 1.0%
Wm. Wrigley Jr. Co.	42,800	2,946,352
Personal Products 1.1%
Gillette Co.	65,600	3,321,328
Pharmaceuticals 1.5%
Johnson & Johnson	67,650	4,397,250
Property & Casualty 1.8%
Berkshire Hathaway, Inc., Class B (a)	1,928	5,366,588
Publishing 1.8%
Getty Images, Inc. (a)	69,900	5,190,774
Restaurants 1.0%
Starbucks Corp. (a)	57,800	2,985,948
Semiconductors 1.5%
Marvell Technology Group, Ltd. (Bermuda) (a)	114,120	4,341,125
Specialized Finance 1.2%
Moody's Corp.	76,135	3,423,030
Systems Software 0.8%
Red Hat, Inc. (a)	176,100	2,306,910
Tobacco 1.5%
Altria Group, Inc.	68,300	4,416,278

See Notes to Financial Statements

14

Van Kampen Equity Growth Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
Wireless Telecommunication Services 6.1%
America Movil SA de CV, Class L-ADR (Mexico)	157,700	$9,400,497
Crown Castle International Corp. (a)	197,716	4,017,589
Nextel Communications, Inc., Class A (a)	139,400	4,504,014
		17,922,100

Total Investments 98.8% (Cost $250,426,070)	291,152,185
Other Assets in Excess of Liabilities 1.2%	3,530,805
Net Assets 100.0%	$294,682,990

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security as this stock currently does not declare dividends.

ADR-American Depositary Receipt

See Notes to Financial Statements

15

Van Kampen Equity Growth Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2005

Assets:
Total Investments (Cost $250,426,070)	$291,152,185
Receivables:
Investments Sold	8,504,768
Fund Shares Sold	609,218
Dividends	85,713
Other	121,174
Total Assets	300,473,058
Liabilities:
Payables:
Investments Purchased	4,124,408
Fund Shares Repurchased	715,537
Distributor and Affiliates	332,051
Custodian Bank	210,077
Investment Advisory Fee	83,587
Directors' Deferred Compensation and Retirement Plans	200,161
Accrued Expenses	124,247
Total Liabilities	5,790,068
Net Assets	$294,682,990
Net Assets Consist of:
Capital (Par value of $.001 per share with 1,500,000,000 shares authorized)	$463,156,841
Net Unrealized Appreciation	40,726,130
Accumulated Net Investment Loss	(185,317)
Accumulated Net Realized Loss	(209,014,664)
Net Assets	$294,682,990
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $156,181,649 and 16,179,405 shares of beneficial interest issued and outstanding)	$9.65
Maximum sales charge (5.75%* of offering price)	.59
Maximum offering price to public	$10.24
Class B Shares: Net asset value and offering price per share (Based on net assets of $108,143,961 and 11,813,733 shares of beneficial interest issued and outstanding)	$9.15
Class C Shares: Net asset value and offering price per share (Based on net assets of $30,357,380 and 3,304,456 shares of beneficial interest issued and outstanding)	$9.19

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

16

Van Kampen Equity Growth Fund

Financial Statements continued

Statement of Operations

For the Year Ended June 30, 2005

Investment Income:
Dividends (Net of foreign withholding taxes of $21,414)	$1,523,029
Interest	35,889
Total Income	1,558,918
Expenses:
Investment Advisory Fee	1,081,393
Distribution (12b-1) and Service Fees (Attributed to Classes A , B and C of $195,713, $453,377 and $194,321, respectively)	843,411
Shareholder Services	455,034
Legal	68,092
Custody	31,743
Directors' Fees and Related Expenses	21,716
Other	281,212
Total Expenses	2,782,601
Expense Fee Reduction ($102,097 Investment Advisory Fee and 28,330 $ Other)	130,427
Less Credits Earned on Cash Balances	4,431
Net Expenses	2,647,743
Net Investment Loss	$(1,088,825)
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$5,367,616
Foreign Currency Transactions	(33)
Net Realized Gain	5,367,583
Net Unrealized Appreciation During the Period	16,074,211
Net Realized and Unrealized Gain	$21,441,794
Net Increase in Net Assets from Operations	$20,352,969

See Notes to Financial Statements

17

Van Kampen Equity Growth Fund

Financial Statements continued

Statements of Changes in Net Assets

	For The Year Ended June 30, 2005	For The Year Ended June 30, 2004
From Investment Activities:
Operations:
Net Investment Loss	$(1,088,825)	$(903,239)
Net Realized Gain	5,367,583	7,507,193
Net Unrealized Appreciation During the Period	16,074,211	6,431,163
Net Change in Net Assets from Investment Activities	20,352,969	13,035,117
From Capital Transactions:
Proceeds from Shares Sold	211,411,840	48,190,765
Cost of Shares Repurchased	(48,474,718)	(28,632,378)
Net Change in Net Assets from Capital Transactions	162,937,122	19,558,387
Total Increase in Net Assets	183,290,091	32,593,504
Net Assets:
Beginning of the Period	111,392,899	78,799,395
End of the Period (Including accumulated net investment loss of $185,317 and $81,141, respectively)	$294,682,990	$111,392,899

See Notes to Financial Statements

18

Van Kampen Equity Growth Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2005		2004		2003		2002		2001
Net Asset Value, Beginning of the Period	$9.25		$8.06		$8.38		$10.76		$15.42
Net Investment Loss (a)	(.04)		(.04)		(.02)		(.06)		(.09)
Net Realized and Unrealized Gain/Loss	.44		1.23		(.30)		(2.32)		(3.85)
Total from Investment Operations	.40		1.19		(.32)		(2.38)		(3.94)
Less Distributions from Net Realized Gain	-	0-	-	0-	-	0-	-	0-	.72
Net Asset Value, End of the Period	$9.65		$9.25		$8.06		$8.38		$10.76
Total Return* (b)	4.32%		14.76%		–3.82%		–22.12%		–26.15%
Net Assets at End of the Period (In millions)	$156.2		$57.0		$34.4		$31.0		$38.3
Ratio of Expenses to Average Net Assets*	1.50%		1.50%		1.50%		1.50%		1.50%
Ratio of Net Investment Loss to Average Net Assets*	(.41%)		(.49%)		(.30%)		(.60%)		(.68%)
Portfolio Turnover	154%		135%		186%		115%		71%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows: Ratio of Expenses to Average Net Assets	1.59%		1.67%		1.75%		1.60%		1.58%
Ratio of Net Investment Loss to Average Net Assets	(.50%)		(.66%)		(.55%)		(.70%)		(.76%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. With respect to shares purchased prior to December 1, 2004, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

19

Van Kampen Equity Growth Fund

Financial Highlights (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of the Period	$8.84	$7.76	$8.12	$10.51	$15.19
Net Investment Loss (a)	(.10)	(.11)	(.08)	(.13)	(.18)
Net Realized and Unrealized Gain/Loss	.41	1.19	(.28)	(2.26)	(3.78)
Total from Investment Operations	.31	1.08	(.36)	(2.39)	(3.96)
Less Distributions from Net Realized Gain	-0-	-0-	-0-	-0-	.72
Net Asset Value, End of the Period	$9.15	$8.84	$7.76	$8.12	$10.51
Total Return* (b)	3.51%	13.92%	–4.55%	–22.65%	–26.70%
Net Assets at End of the Period (In millions)	$108.1	$33.6	$28.7	$30.4	$43.4
Ratio of Expenses to Average Net Assets*	2.25%	2.25%	2.25%	2.25%	2.25%
Ratio of Net Investment Loss to Average Net Assets*	(1.19%)	(1.24%)	(1.05%)	(1.35%)	(1.43%)
Portfolio Turnover	154%	135%	186%	115%	71%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows: Ratio of Expenses to Average Net Assets	2.34%	2.42%	2.50%	2.35%	2.33%
Ratio of Net Investment Loss to Average Net Assets	(1.28%)	(1.41%)	(1.30%)	(1.45%)	(1.51%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

20

Van Kampen Equity Growth Fund

Financial Highlights (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2005		2004		2003		2002		2001
Net Asset Value, Beginning of the Period	$8.87		$7.79		$8.12		$10.50		$15.18
Net Investment Loss (a)	(.09)		(.11)		(.06)		(.13)		(.18)
Net Realized and Unrealized Gain/Loss	.41		1.19		(.27)		(2.25)		(3.78)
Total from Investment Operations	.32		1.08		(.33)		(2.38)		(3.96)
Less Distributions from Net Realized Gain	-	0-	-	0-	-	0-	-	0-	.72
Net Asset Value, End of the Period	$9.19		$8.87		$7.79		$8.12		$10.50
Total Return* (b)	3.61%		13.86%		–4.06	%(c)	–22.67%		–26.72%
Net Assets at End of the Period (In millions)	$30.4		$20.9		$15.7		$15.7		$13.6
Ratio of Expenses to Average Net Assets*	2.25%		2.25%		2.25%		2.25%		2.25%
Ratio of Net Investment Loss to Average Net Assets*	(1.11%)		(1.24%)		(.81	%)(c)	(1.36%)		(1.43%)
Portfolio Turnover	154%		135%		186%		115%		71%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows: Ratio of Expenses to Average Net Assets	2.34%		2.42%		2.50%		2.35%		2.33%
Ratio of Net Investment Loss to Average Net Assets	(1.20%)		(1.41%)		(1.06	%)(c)	(1.46%)		(1.51%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Certain non-recurring payments were made to Class C Shares, resulting in a decrease to the Total Return and Ratio of Net Investment Loss to Average Net Assets of .21% and .24%, respectively.

See Notes to Financial Statements

21

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2005

1.  Significant Accounting Policies

The Van Kampen Equity Growth Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide long-term capital appreciation by investing primarily in growth-oriented equity securities of medium- and large-capitalization companies. The Fund commenced operations on May 29, 1998. The Fund registered Class I Shares on October 29, 2004. There were no sales of Class I Shares for the period ended June 30, 2005.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

22

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2005 continued

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

The Fund intends to utilize provisions of the federal income tax law section 382 which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2005, the Fund had an accumulated capital loss carryforward for tax purposes of $205,425,081, which will expire according to the following schedule.

Amount	Expiration
$87,136,488	June 30, 2009
96,403,579	June 30, 2010
21,885,014	June 30, 2011

At June 30, 2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$254,015,652
Gross tax unrealized appreciation	$43,596,489
Gross tax unrealized depreciation	(6,459,956)
Net tax unrealized appreciation on investments	$37,136,533

E.  Distribution of Income and Gains The Fund declares and pays dividends annually from net investment income and from net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

Due to inherent differences in the recognition of income, expenses and realized gains/ losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference related to a current year net operating loss totaling $1,082,654 has been reclassified from accumulated net investment loss to capital. Permanent book and tax differences related to the Fund's investment in other regulated investment companies and gains recognized for tax purposes but not book purposes totaling $153 and $1,674, respectively, have been reclassified from accumulated net investment loss to accumulated net realized loss. Additionally, a permanent book and tax difference relating to currency losses totaling $33 has been reclassified from accumulated net realized  loss to accumulated net investment loss.

Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions.

F.  Expense Reductions During the year ended June 30, 2005, the Fund's custody fee was reduced by $4,431 as a result of credits earned on cash balances.

23

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2005 continued

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $1 billion	.50%
Next $1 billion	.45%
Next $1 billion	.40%
Over $3 billion	.35%

Effective June 1, 2005, the management fee was reduced from .80% for the first $500 million, .75% for the next $500 million, and .70% for any average daily net assets greater than $1 billion.

For the year ended June 30, 2005, the Adviser waived approximately $102,100 of its advisory fees. The Adviser has agreed to waive all expenses in excess of 1.50% of Class A average net assets, 2.25% of Class B average net assets, and 2.25% of Class C average net assets. This waiver is voluntary and can be discontinued at any time.

For the year ended June 30, 2005, the Fund recognized expenses of approximately $23,100, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer ("CCO") Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2005, the Fund recognized expenses of approximately $68,100, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2005, the Fund recognized expenses of approximately $406,500 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

The Adviser had voluntarily agreed to reimburse the Fund to the extent the total accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. For the four months ended October 31, 2004, the Adviser reimbursed $28,330 of these fees. Effective November 1, 2004, this reimbursement was discontinued.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

24

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2005 continued

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $110,339 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2005. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the year ended June 30, 2005, the Fund paid brokerage commissions to Morgan Stanley DW Inc. ("Morgan Stanley"), an affiliate of the Adviser, totaling $2,835.

3.  Capital Transactions

At June 30, 2005, capital aggregated $249,633,113, $163,080,985 and $50,442,743 for Classes A, B, and C, respectively. For the year ended June 30, 2005, transactions were as follows:

	Shares	Value
Sales:
Class A	12,287,603	$109,511,014
Class B	9,973,356	83,614,122
Class C	2,168,422	18,286,704
Total Sales	24,429,381	$211,411,840
Repurchases:
Class A	(2,263,516)	$(20,802,631)
Class B	(1,959,341)	(17,097,765)
Class C	(1,214,981)	(10,574,322)
Total Repurchases	(5,437,838)	$(48,474,718)

At June 30, 2004, capital aggregated $71,389,584, $49,501,282 and $26,973,298 for Classes A, B, and C, respectively. For the year ended June 30, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	3,494,276	$30,469,241
Class B	1,358,782	11,184,912
Class C	790,102	6,536,612
Total Sales	5,643,160	$48,190,765
Repurchases:
Class A	(1,604,829)	$(14,151,613)
Class B	(1,260,158)	(10,616,861)
Class C	(453,135)	(3,863,904)
Total Repurchases	(3,318,122)	$(28,632,378)

25

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2005 continued

Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2005 and 2004, 533,712 and 32,320 Class B Shares converted to Class A Shares, respectively and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

	Contingent Deferred Sales Charge as a Percentage of Dollar Amount Subject to Charge
Year of Redemption	Class B	Class C
First	5.00%	1.00%
Second	4.00%	None
Third	3.00%	None
Fourth	2.50%	None
Fifth	1.50%	None
Sixth and Thereafter	None	None

For the year ended June 30, 2005, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $68,800 and CDSC on redeemed shares of approximately $64,500. Sales charges do not represent expenses of the Fund.

On April 22, 2005, the Fund acquired all of the assets and liabilities of the Van Kampen Focus Equity Fund ("Focus Equity") through a tax free reorganization approved by Focus Equity shareholders on April 14, 2005. The Fund issued 8,563,341, 9,283,580 and 1,880,684 shares of Classes A, B and C valued at $75,357,402, $77,610,726 and $15,778,937, respectively, in exchange for Focus Equity's net assets. The shares of Focus Equity were converted into Fund shares at a ratio 1.736 to 1, 1.695 to 1 and 1.689 to 1 for Classes A, B and C, respectively. Net unrealized appreciation on Focus Equity as of April 22, 2005 was $7,883,885. Shares issued in connection with this reorganization are included in proceeds from shares sold for the year ended June 30, 2005. Combined net assets on the day of reorganization were $277,866,677. Included in these net assets was a capital loss carryforward of $160,678,224, deferred compensation and pension of $96,451 and the deferral of losses related to wash sale transactions of $547,419.

4.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $232,415,820 and $241,336,418, respectively.

5.  Distribution and Service Plans

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of

26

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2005 continued

ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

Annual fees under the Plans of up to 0.25% of Class A average daily net assets and up to 1.00% each for Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $1,100,000 and $41,500 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12B-1 fees will be refunded to the Fund on a quarterly basis.

Included in the fees for the year ended June 30, 2005 are payments retained by Van Kampen of approximately $398,400 and payments made to Morgan Stanley, an affiliate of the Adviser, of approximately $64,400.

6.  Legal Matters

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph. However, pursuant to an agreement between the parties, the plaintiff's proposed second amended derivative complaint was withdrawn and the allegations regarding market timing and late trading asserted therein were filed in a separate complaint and coordinated with other cases related to market timing that have been centralized in a federal court.

27

Van Kampen Equity Growth Fund

Notes to Financial Statements ■ June 30, 2005 continued

The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

The Adviser and Van Kampen Series Fund, Inc. are named as defendants in a recently filed class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

7.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

28

Van Kampen Equity Growth Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders
of Van Kampen Equity Growth Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Equity Growth Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Equity Growth Fund as of June 30, 2005, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 11, 2005

29

Van Kampen Equity Growth Fund

Board of Directors, Officers and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Mitchell M. Merin*

Jack E. Nelson

Richard F. Powers, III*

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Officers

Mitchell M. Merin
President and Chief Executive Officer

Ronald E. Robison
Executive Vice President and Principal Executive Officer

Joseph J. McAlinden
Executive Vice President and Chief Investment Officer

Amy R. Doberman
Vice President

Stefanie V. Chang
Vice President and Secretary

John L. Sullivan
Chief Compliance Officer

James W. Garrett
Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management
1221 Avenue of the Americas
New York, New York 10020

Distributor

Van Kampen Funds Inc.
1221 Avenue of the Americas
New York, New York 10020

Custodian

State Street Bank
and Trust Company

225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 947
Jersey City, New Jersey 07303-0947

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, Illinois 60606-4301

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

30

Van Kampen Equity Growth Fund

Director and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (60) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Director of St. Vincent de Paul Center, a Chicago based day care facility serving the children of low income families. Board member of the Illinois Manufacturers' Association.	82	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Jerry D. Choate (66) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Director of Valero Energy Corporation, an independent refining company

31

Van Kampen Equity Growth Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Dring Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Rod Dammeyer (64) CAC, L.L.C. 4350 LaJolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services. Prior to February 2001, Vice Chairman and Director of Anixter International, Inc., a global distributor of wire, cable and communications connectivity products Prior to July 2000, Managing Partner of Equity Group Corporate Investment (EGI), a company that makes private investments in other companies.	82	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Stericycle, Inc., Ventana Medical Systems, Inc., and GATX Corporation, and Trustee of The Scripps Research Institute. Prior to January 2005, Trustee of the University of Chicago Hospitals and Health Systems. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc. Prior to May 2002, Director of Peregrine Systems Inc. Prior to February 2001, Director of IMC Global Inc. Prior to July 2000, Director of Allied Riser Communications Corp., Matria Healthcare Inc., Transmedia Networks, Inc., CNA Surety, Corp. and Grupo Azcarero Mexico(GAM).

32

Van Kampen Equity Growth Fund

Director and Officer Information continued

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy (57) Heidrick & Struggles 233 South Wacker Drive Suite 7000 Chicago, IL 60606	Director	Director since 1997	Managing Partner of Heidrick & Struggles, an executive search firm. Trustee on the University of Chicago Hospitals Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1996, Trustee of The International House Board, a fellowship and housing organization for international graduate students. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

R. Craig Kennedy (53) 1744 R Street, NW Washington, DC 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Howard J Kerr (69) 736 North Western Avenue P.O. Box 317 Lake Forest, IL 60045	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company. Director of the Marrow Foundation	82	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust.

33

Van Kampen Equity Growth Fund

Director and Officer Information continued

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (69) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the NASD, Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board President of Nelson Sales and Services Corporation a marketing and services company to support affiliated companies.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (64) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and fellow of the American a Academy of Arts and Sciences.	82	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Winston Laboratories, Inc.

Suzanne H. Woolsey, Ph.D. (63) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of Colorado College. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand	80	Trustee/Director/Managing General Partner of funds in the Fund Complex Director. of Fluor Corp., an engineering, procurement and construction organization, since January 2004 and Director of Neurogen Corporation, a pharmaceutical company, since January 1998.

34

Van Kampen Equity Growth Fund

Director and Officer Information continued

Interested Directors:*

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Mitchell M. Merin* (52) 1221 Avenue of the Americas New York, NY 10020	Director and President	Director since 1999; President since 2002	President of funds in the Fund Complex. Chairman, President, Chief Executive Officer and Director of the Adviser and Van Kampen Advisors Inc. since December 2002. Chairman, President and Chief Executive Officer of Van Kampen Investments since December 2002. Director of Van Kampen Investments since December 1999. Chairman and Director of Van Kampen Funds Inc. since December 2002. President, Director and Chief Operating Officer of Morgan Stanley Investment Management since December 1998. President and Director since April 1997 and Chief Executive Officer since June 1998 of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Chairman, Chief Executive Officer and Director of Morgan Stanley Distributors Inc. since June 1998. Chairman since June 1998, and Director since January 1998 of Morgan Stanley Trust. Director of various Morgan Stanley subsidiaries. President of the Morgan Stanley Funds since May 1999. Previously Chief Executive Officer of Van Kampen Funds Inc. from December 2002 to July 2003, Chief Strategic Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. and Executive Vice President of Morgan Stanley Distributors Inc. from April 1997 to June 1998. Chief Executive Officer from September 2002 to April 2003 and Vice President from May 1997 to April 1999 of the Morgan Stanley Funds.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

35

Van Kampen Equity Growth Fund

Director and Officer Information continued

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Richard F. Powers, III* (59) 1221 Avenue of the Americas New York, NY 10020	Director	Director since 1999	Advisory Director of Morgan Stanley. Prior to December 2002, Chairman, Director, President, Chief Executive Officer and Managing Director of Van Kampen Investments and its investment advisory, distribution and other subsidiaries. Prior to December 2002, President and Chief Executive Officer of funds in the Fund Complex. Prior to May 1998, Executive Vice President and Director of Marketing at Morgan Stanley and Director of Dean Witter, Discover & Co. and Dean Witter Realty. Prior to 1996, Director of Dean Witter Reynolds Inc.	82	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Wayne W. Whalen* (66) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	82	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

*  Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

36

Van Kampen Equity Growth Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (66) 1221 Avenue of the Americas New York, NY 10020	Executive Vice President and Principal Executive Officer	Officer since 2003	Executive Vice President and Principal Executive Officer of funds in the Fund Complex. Chief Executive Officer and Chairman of Investor Services. Managing Director of Morgan Stanley. Chief Administrative Officer, Managing Director and Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Services Company Inc. and Managing Director and Director of Morgan Stanley Distributors Inc. Chief Executive Officer and Director of Morgan Stanley Trust. Executive Vice President and Principal Executive Officer of the Institutional and Retail Morgan Stanley Funds; Director of Morgan Stanley SICAV; previously Chief Global Operations Officer and Managing Director of Morgan Stanley Investment Management Inc.

Joseph J. McAlinden (62) 1221 Avenue of the Americas New York, NY 10020	Executive Vice President and Chief Investment Officer	Officer since 2002	Managing Director and Chief Investment Officer of Morgan Stanley Investment Advisors Inc., and Morgan Stanley Investment Management Inc. and Director of Morgan Stanley Trust for over 5 years. Executive Vice President and Chief Investment Officer of funds in the Fund Complex. Managing Director and Chief Investment Officer of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc. since December 2002.

Amy R. Doberman (43) 1221 Avenue of the Americas New York, NY 10020	Vice President	Officer since 2004	Managing Director and General Counsel, U.S. Investment Management; Managing Director of Morgan Stanley Investment Management, Inc., Morgan Stanley Investment Advisers Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex as of August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang (38) 1221 Avenue of the Americas New York, NY 10020	Vice President and Secretary	Officer since 2003	Executive Director of Morgan Stanley Investment Management. Vice President and Secretary of funds in the Fund Complex.

37

Van Kampen Equity Growth Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
John L. Sullivan (50) 1 Parkview Plaza Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1997	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

James W. Garrett (36) 1221 Avenue of the Americas New York, NY 10020	Chief Financial Officer and Treasurer	Officer since 2005	Executive Director of Morgan Stanley Investment Management. Chief Financial Officer and Treasurer of the Morgan Stanley Institutional Funds since 2002 and funds in the Fund Complex since January 2005.

38

Your Notes

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

(continued on next page)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.
•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

(continued on back)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

www.vankampen.com

Copyright ©2005 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC

468, 568, 668
EQG ANR 8/05
RN05-01929P-Y06/05

ANNUAL REPORT

June 30, 2005

MUTUAL FUNDS

Van Kampen

Global Equity
Allocation Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Global Equity Allocation Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2005.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 6/30/05

Performance of a $10,000 investment

This chart compares your fund's performance to that of the MSCI World Index with Net Dividends from 6/30/95 through 6/30/05. Class A shares, adjusted for sales charges.

	A Shares since 1/04/93		B Shares since 8/01/95		C Shares since 1/04/93
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charges	w/o sales charges	w/max 5.00% sales charges	w/o sales charges	w/max 1.00% sales charges
Since Inception	7.80%	7.29%	6.05%	6.05%	7.01%	7.01%
10-year	7.07	6.44	-	-	6.28	6.28
5-year	–1.51	–2.66	–1.94	–2.18	–2.23	–2.23
1-year	8.45	2.21	8.43	3.43	7.61	6.61

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower.

MSCI World Index with Net Dividends measures the performance of securities with reinvested dividends on the exchanges of North America, Europe, and Asia. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

Fund Report

12-month period ended June 30, 2005

Van Kampen Global Equity Allocation Fund is managed by the Adviser's Active International Allocation team.1 Ann Thivierge, Managing Director of the Adviser, is a current member.

Market Conditions

For the 12-month period ended June 30, 2005, international equity markets were strong, with much of the gains of the period fuelled by an equity rally in the fourth quarter of 2004. The MSCI World Index with Net Dividends, returned 10.05 percent for the period.

In the United States, the Federal Open Market Committee ("the Fed") continued increasing interest rates at a "measured" pace. Investors were unsettled by the prospect that a mid-cycle pause in economic growth could perhaps signal a more serious global slowdown. By the end of the period, however, sentiment in the U.S. markets seemed more upbeat. Despite the Fed's ongoing activity and protractedly high oil prices, the economy maintained an acceptable clip. Encouraging data included retail sales and payroll numbers as well as an upward revision of first-quarter gross domestic product.

In Europe, the markets moved forward fairly steadily throughout the year-a sharp pullback in April 2005 notwithstanding. Although lower oil prices contributed to the strength of many markets at the end of 2004, the return of high oil prices and growing concerns over economic performance tempered the pace of European markets. Data generally pointed to weakening economic conditions in Europe as industrial production, consumer confidence and retail sales faltered significantly. The strength of the euro, as well as flagging demand from China, weighed on exports.

Concerns about a possible slowdown in China contributed to investors' general unease about the health of the global economy. In 2004, the government of China increased interest rates to prevent an overheating of the economy. This deceleration took a toll on countries across the world, with Japan among those most affected. (Japan relies heavily on China as a market for its exports). Overall, however, Japan continued to show signs of improvement. Abating deflation, stabilizing financials, and improving domestic demand trends counted among the positives. Banks made marked strides in dealing with their problem loans. Nonetheless, Japan lagged Europe during the reporting period.

Emerging markets outpaced the developed markets during the period, benefiting from global growth and rising commodity prices. (Emerging market countries are well represented among the world's leading commodity producers.) Others factors supporting emerging markets included improving macroeconomic policies and corporate earnings, and strengthening currencies.

1Team members may change without notice at any time.

Performance Analysis

The fund returned 8.45 percent for the 12 months ended June 30, 2005 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark index, the MSCI World Index with Net Dividends, returned 10.05 percent for the period.

Total returns for the 12-month period ended June 30, 2005

Class A	Class B	Class C	MSCI World Index with Net Dividends
8.45%	8.43%	7.61%	10.05%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

Our decision to underweight the United States relative to the MSCI World Index benefited returns, as the U.S. underperformed the global market overall. The fund also benefited from its overweighted exposure to Canada. Emerging market stocks-which represented about 4 percent of the portfolio as of June 30, 2005-further enhanced returns. Also on the upside, despite the recent rebound in the U.S. dollar, the fund's exposure to the euro throughout the period helped performance. In terms of sector allocations, amid a climate of increased demand for commodities, overweightings in energy and materials stocks served the fund well.

In contrast, an overweighted position in Japan and the yen were the main contributors to underperformance. Although the climate in Japan has strengthened, investor sentiment has yet to turn. An underweighting in the United Kingdom also detracted from performance. Despite aggressive tightening by the central bank and an overextended housing market, the United Kingdom posted solid returns for the 12-month period, buoyed by currency strength. Underweighted positions in real estate globally also dampened the fund's pace.

As of the end of the reporting period, our long-term investment discipline has led us to overweight Hong Kong, Japan and Singapore, while underweighting Australia, the United Kingdom and Italy. We have pared exposure to China due to concerns about an initial public offering overhang, preferring instead to increase exposure to Hong Kong. Reflecting our ongoing preference for cyclical areas of the market, sector overweights include materials, industrials, and energy.

There is no guarantee the security sectors mentioned will continue to perform well or be held by the fund in the future.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling 1-800-341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 800-847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Top 10 Holdings as of 6/30/05
Exxon Mobil Corp.	1.7%
General Electric Co.	1.6
Citigroup, Inc.	1.2
BP Plc	1.1
Microsoft Corp.	1.0
Pfizer, Inc.	1.0
Johnson & Johnson	0.9
HSBC Holdings Plc	0.8
Intel Corp.	0.8
Toyota Motor Corp.	0.8
Summary of Investments by Countries as of 6/30/05
United States	42.6%
Japan	13.7
United Kingdom	9.4
Canada	4.2
France	3.0
Germany	2.4
Switzerland	2.0
Netherlands	1.9
Australia	1.9
Spain	1.7
Brazil	1.3
Hong Kong	1.2
Singapore	1.2
Thailand	1.1
Sweden	1.1
Malaysia	0.7
Finland	0.7
Austria	0.6
Italy	0.6
Belgium	0.6
Denmark	0.3
Cayman Islands	0.3
Bermuda	0.3
Ireland	0.3
Norway	0.3
Greece	0.1
Luxembourg	0.1

(continued on next page)

Summary of Investments by Countries as of 6/30/05

(continued from previous page)

Portugal	0.0%
New Zealand	0.0
Total Long-Term Investments	93.6%
Short-Term Investments	4.9
Other Assets in Excess of Liabilities	1.5
Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. All percentages are as a percentage of net assets.Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and Class C Shares; and (2) ongoing costs, including managment fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/1/05 - 6/30/05.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/05	6/30/05	1/1/05-6/30/05
Class A
Actual	$1,000.00	$987.69	$8.38
Hypothetical	1,000.00	1,016.39	8.50
(5% annual return before expenses)
Class B
Actual	1,000.00	987.60	7.74
Hypothetical	1,000.00	1,016.99	7.85
(5% annual return before expenses)
Class C
Actual	1,000.00	983.77	12.05
Hypothetical	1,000.00	1,012.69	12.23
(5% annual return before expenses)

*  Expenses are equal to the Fund's annualized expense ratio of 1.70%, 1.57%, and 2.45% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). These expense ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Directors and by a majority of the independent directors voting separately.

On May 25, 2005, the Board of Directors, and the independent directors voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Directors considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. The Board of Directors considered the contract over a period of several months and the non-management directors held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Directors considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Directors considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Directors also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Directors evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Directors reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Directors discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Directors, including the independent directors, evaluated all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Directors considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The directors discuss with investment adviser the resources available and used in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The directors also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Directors reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, a performance committee of the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The directors discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the directors and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The directors discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The directors review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the directors review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of a special ad hoc committee of the Board. The directors discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Directors considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the directors discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Directors considers other benefits to the investment adviser and it affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The directors review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005

Description	Number of Shares	Value
Common Stocks 92.3%
Australia 1.9%
Alumina, Ltd.	22,157	$93,393
Amcor, Ltd.	17,205	87,290
AMP, Ltd.	12,959	63,462
Ansell, Ltd.	1,626	12,354
Australia and New Zealand Banking Group, Ltd.	14,090	232,372
Australian Gas & Light Co., Ltd.	4,531	48,944
BHP Biliton, Ltd.	68,508	936,806
BlueScope Steel, Ltd.	13,998	86,735
Boral, Ltd.	11,398	55,980
Brambles Industries Plc	9,647	59,767
Coca-Cola Amatil, Ltd.	5,002	29,994
Coles Myer, Ltd.	10,467	73,382
Commonwealth Bank of Australia	11,642	335,409
CSL, Ltd.	840	21,440
CSR, Ltd.	18,491	37,533
Fairfax	9,776	31,866
Foster's Group, Ltd.	19,893	80,374
Insurance Australia Group, Ltd.	16,561	75,445
Leighton Holdings, Ltd.	2,104	18,321
Lend Lease Corp., Ltd.	4,040	39,765
Macquarie Bank, Ltd.	2,036	92,068
Macquarie Infrastructure Group, Ltd.	22,052	69,587
Mayne Nickless, Ltd.	8,774	31,526
National Australia Bank, Ltd.	15,124	353,196
Newcrest Mining, Ltd.	6,346	83,732
OneSteel, Ltd.	10,851	21,752
Orica, Ltd.	5,470	73,869
Origin Energy, Ltd.	63,108	365,477
PaperlinX, Ltd.	8,808	20,097
Patrick Corp., Ltd.	9,102	38,554
QBE Insurance Group, Ltd.	6,633	80,704
Rinker Group, Ltd.	18,185	191,976
Rio Tinto, Ltd.	5,942	201,526
Santos, Ltd.	47,268	406,187
Southcorp, Ltd. (a)	6,940	22,399
Stockland Trust Group (a)	384	1,611
Suncorp-Metway, Ltd.	5,372	82,014
Tabcorp Holdings, Ltd.	3,953	49,247
Telstra Corp., Ltd.	21,034	80,916
Transurban Group	5,387	30,448
Wesfarmers, Ltd.	3,661	111,000
Westpac Banking Corp., Ltd.	16,465	249,211
WMC Resources, Ltd.	22,280	132,454

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
Australia (Continued)
Woodside Petroleum, Ltd	37,712	$836,813
Woolworths, Ltd.	9,780	122,384
		6,169,380
Austria 0.6%
Bank of Austria Creditanstalt, AG	4,283	445,625
Boehler-Udderholm, AG	208	27,473
Erste Bank Der Oester Spark	13,696	685,048
Flughafen Wein, AG	745	48,324
IMMOFINANZ Immobilien Anlagen (a)	9,988	91,498
Oesterreichish Elektrizitaets, AG, Class A	662	182,636
OMV, AG	879	382,336
RHI, AG (a)	826	22,487
Telekom Austria, AG	3,712	72,154
Voestalpine, AG	445	31,128
Wienerberger Baustoffindustrie, AG	1,084	50,286
		2,038,995
Belgium 0.6%
AGFA-Gevaert, NV	970	26,788
Bekaert, SA	82	6,161
Belgacom, SA	1,388	47,309
Cumerio	334	5,718
Dexia	21,370	468,770
Electrabel, SA	210	91,699
Fortis, AG	27,688	766,070
KBC Bankverzekerin Holdings	1,629	128,377
Solvay, SA	1,214	124,635
UCB, SA	1,480	71,968
Umicore	334	26,650
		1,764,145
Bermuda 0.3%
Accenture, Ltd., Class A (a)	4,700	106,549
Cheung Kong Infrastructure	10,000	29,516
Esprit Holdings, Ltd.	29,500	212,305
Everest Re Group, Ltd.	100	9,300
Ingersoll-Rand Co. Ltd., Class A	2,900	206,915
Johnson Electric Holdings, Ltd.	47,500	43,513
Kerry Properties, Ltd.	10,742	23,968
Li & Fung, Ltd.	49,000	101,388
Nabors Industries Ltd. (a)	1,500	90,930
SCMP Group, Ltd.	8,000	3,498
Shangri-La Asia, Ltd.	31,004	47,894
Weatherford International, Ltd. (a)	1,700	98,566
Yue Yuen Industrial Holding	11,000	33,598
		1,007,940

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
Brazil 0.0%
Ambev Cia De Bebid Companhia de Bebidas das Americas	160,095	$41,138
Sider Nacional Cia	3,720	60,380
Souza Cruz (Cia) Npv	4,000	48,994
Tele Centro Oeste Celular Participacoes, SA (b)	93	123
Telesp Celular Participacoes SA (b)	376	274
		150,909
Canada 4.2%
Abitibi-Consolidated, Inc.	9,450	42,113
Agrium, Inc.	4,450	86,952
Alcan, Inc.	7,645	229,500
ATI Technologies, Inc. (a)	1,700	20,119
Bank of Montreal	9,200	428,237
Bank of Nova Scotia	17,300	572,431
Barrick Gold Corp.	9,200	229,775
BCE, Inc.	8,700	205,926
Biovail Corp. (a)	4,100	63,280
Bombardier, Inc., Class B (a)	25,400	54,109
Brascan Corp., Class A	3,900	148,972
C.I. Fund Management, Inc.	8,800	126,771
CAE, Inc.	3,000	16,087
Cameco Corp.	3,600	160,578
Canadian Imperial Bank of Commerce	7,100	439,201
Canadian Natural Resources, Ltd.	16,000	579,824
Canadian Pacific Railway, Ltd.	4,350	150,503
Canadian Tire Corp., Class A	1,900	87,804
Celestica, Inc. (a)	5,100	68,266
Cognos, Inc. (a)	900	30,735
CP Ships, Ltd.	2,025	31,816
Dofasco, Inc.	3,300	103,967
Domtar, Inc.	11,500	85,039
Enbridge, Inc.	7,600	216,797
EnCana Corp.	34,632	1,366,115
Fairfax Financial Holdings, Ltd.	100	16,573
Fairmont Hotels & Resorts, Inc.	2,025	70,178
Four Seasons Hotels, Inc.	700	46,232
George Weston, Ltd.	3,200	282,912
Glamis Gold, Ltd. (a)	1,500	25,686
Goldcorp, Inc.	2,000	31,815
Hudson's Bay Co.	700	8,576
Husky Energy, Inc.	6,100	242,616
IGM Financial, Inc.	775	23,816
Imperial Oil, Ltd.	6,100	507,935
Inco, Ltd.	7,150	269,321

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
Canada (Continued)
Kinross Gold Corp. (a)	3,400	$20,813
Magna International, Inc., Class A	3,000	210,725
Manulife Financial Corp.	6,622	316,598
Manulife Financial Corp.	5,756	274,880
MDS, Inc., Class B	8,600	129,225
Meridian Gold, Inc. (a)	1,100	19,752
Methanex Corp.	600	9,834
MI Devolpments, Inc., Class A	1,650	52,064
National Bank of Canada	2,200	97,700
Nexen, Inc.	10,600	321,841
Noranda, Inc.	10,750	184,431
Nortel Networks Corp. (a)	82,764	215,489
Nova Chemicals Corp.	600	18,315
Novelis, Inc.	1,629	41,310
Penn West Energy Trust	6,300	149,016
Petro-Canada	7,400	481,676
Placer Dome, Inc.	7,600	116,308
Potash Corp. of Saskatchewan, Inc.	3,600	343,634
Power Corp. of Canada	10,800	270,793
Precision Drilling Corp. (a)	4,200	165,539
Rogers Communication, Inc., Class B	6,800	223,115
Royal Bank of Canada	10,600	656,660
Shell Canada, Ltd.	6,600	177,174
Sun Life Financial, Inc.	5,189	174,788
Suncor Energy, Inc.	14,900	704,381
Talisman Energy, Inc.	15,600	584,427
Teck Cominco, Ltd.	5,493	185,342
Thomson Corp.	5,600	187,489
Toronto-Dominion Bank	117	5,219
TransAlta Corp.	3,500	58,362
TransCanada Corp.	7,844	206,408
		13,673,885
Cayman Islands 0.3%
ACE, Ltd.	1,100	49,335
ASM Pacific Technology, Ltd.	1,000	4,673
GlobalSantaFe Corp.	4,998	203,918
Hutchison Telecommunications International, Ltd. (a)	40,000	39,696
Transocean, Inc. (a)	10,200	550,494
XL Capital, Ltd.	2,200	163,724
		1,011,840
Denmark 0.3%
Danske Bank A/S	19,751	592,788
DSV A/S	200	16,942

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
Denmark (Continued)
GN Store Nord A/S (GN Great Nordic)	4,500	$50,851
Novo-Nordisk A/S	3,650	185,786
Novozymes A/S	1,081	53,480
TDC A/S	2,200	94,173
Vestas Wind Systems A/S (a)	2,300	37,965
		1,031,985
Finland 0.7%
Cargotec Corp. (a)	635	17,728
Fortum Oyj	7,197	115,411
Kesko Oyj	5,585	140,134
Kone Oyj (a)	635	38,038
Metso Oyj	3,523	76,581
Neste Oil Oyj (a)	1,799	46,589
Nokia Oyj	62,777	1,044,723
Outokumpu Oyj	4,356	56,092
Sampo Oyj, Class A	8,129	126,670
Stora Enso Oyj	14,950	190,712
TietoEnator Oyj	3,582	108,550
UPM-Kymmene Oyj	11,221	215,115
Uponor Oyj	484	9,420
Wartsila Oyj	782	22,531
		2,208,294
France 3.0%
Accor, SA	3,840	179,362
Air Liquide	1,933	328,598
Alcatel, SA (a)	16,646	181,492
Alstom (a)	57,986	57,435
Atos Origin (a)	43	2,719
Autoroutes du Sud de La France	992	56,533
Axa	18,811	467,819
BNP Paribas, SA	16,496	1,127,815
Bouygues, SA	2,154	88,919
Business Objects, SA (a)	289	7,630
Cap Gemini, SA (a)	2,281	72,200
Carrefour, SA	1,752	84,544
Casino Guichard	172	12,048
CNP Assurances	954	60,906
Compagnie de Saint-Gobain	3,965	219,115
Credit Agricole, SA	7,189	181,642
Dassault Systemes, SA	332	16,030
Essilor International, SA	392	26,703
France Telecom, SA	12,876	374,071
Gecina, SA	710	80,594

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
France (Continued)
Hermes International	99	$19,947
Imerys, SA	616	42,387
Klepierre	599	57,068
Lafarge, SA	2,842	257,900
Lagardere SCA	1,410	103,998
LVMH Moet-Hennessy Louis Vuitton	2,439	187,791
Michelin (C.G.D.E.)	1,066	64,707
Peugeot, SA	1,213	71,622
PPR, SA	595	61,137
Publicis Groupe	946	27,833
Renault, SA	1,249	109,762
Safran, SA	799	16,480
Sanofi-Aventis, SA	12,653	1,035,883
Schneider Electric, SA	2,753	206,922
Societe BIC, SA	1,486	88,614
Societe Generale	3,154	319,479
Societe Television Francaise	1,162	30,777
Sodexho Alliance, SA	1,977	60,953
Suez, SA	8,767	237,116
Thales, SA	1,578	63,947
Thomson, SA	2,432	57,887
Total, SA, Class B	9,129	2,137,847
Unibail	969	124,101
Valeo, SA	1,007	45,071
Veolia Environnement	517	19,355
Vinci, SA	1,814	150,900
Vivendi Universal, SA	8,794	275,394
Zodiac, SA	135	7,248
		9,508,301
Germany 2.4%
Adidas-Salomon, AG	464	77,405
Allianz, AG	3,581	409,907
Altana, AG	1,269	72,508
BASF, AG	8,677	575,111
Bayer, AG	10,806	359,397
Bayerische Hypo-und Vereinsbank, AG (a)	17,879	464,993
Commerzbank, AG (a)	18,929	409,247
Continental, AG	847	60,890
DaimlerChrysler, AG	5,722	231,760
Deutsche Bank, AG	8,853	690,271
Deutsche Boerse, AG	4,436	346,433
Deutsche Lufthansa, AG	2,966	36,328
Deutsche Post, AG	11,774	274,917

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
Germany (Continued)
Deutsche Telekom, AG	34,262	$633,184
Douglas Holding, AG	250	9,040
E.On, AG	6,739	598,289
Epcos, AG (a)	614	7,668
HeidelbergCement, AG	1,007	72,428
Hypo Real Estate Holding, AG	2,431	92,290
Infineon Technologies, AG (a)	3,269	30,351
KarstadtQuelle, AG	200	2,663
Lanxess (a)	840	18,790
Linde, AG	1,337	90,006
MAN, AG	1,408	58,268
Merck	750	59,588
Muenchener Rueckversicherungs	1,185	126,204
Puma, AG	180	44,469
RWE, AG	3,850	247,448
SAP, AG	2,168	376,579
Schering, AG	2,468	151,145
Siemens, AG	9,932	722,033
ThyssenKrupp, AG	4,972	86,178
TUI, AG	2,576	63,575
Volkswagen, AG	1,493	68,111
		7,567,474
Greece 0.1%
Alpha Bank A.E.	720	19,132
National Bank of Greece, SA	5,350	182,491
OPAP, SA	2,900	83,330
Titan Cement Co., SA	1,000	30,772
		315,725
Hong Kong 1.2%
Bank of East Asia	40,838	120,357
BOC Hong Kong Holdings, Ltd.	112,000	211,267
Cathay Pacific Airways, Ltd.	31,000	56,368
Cheung Kong Holdings, Ltd.	48,000	464,053
CLP Holdings, Ltd.	54,900	315,132
Hang Lung Properties, Ltd.	58,000	85,215
Hang Seng Bank, Ltd.	20,900	284,598
Henderson Land Development Co., Ltd.	24,000	114,669
Hong Kong & China Gas Co., Ltd.	120,210	244,622
Hong Kong Electric Holdings, Ltd.	42,500	193,780
Hong Kong Exchanges & Clearing, Ltd.	31,000	80,300
Hopewell Holdings	19,000	48,710
Hutchison Whampoa, Ltd.	65,000	584,198
Hysan Development Co., Ltd.	19,389	40,224

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
Hong Kong (Continued)
MTR Corp., Ltd.	42,329	$81,381
New World Development Co., Ltd.	69,234	84,698
Pacific Century CyberWorks, Ltd.	111,400	69,562
Sino Land Co., Ltd.	21,754	23,101
Sun Hung Kai Properties, Ltd.	42,000	413,133
Swire Pacific, Ltd., Class A	29,000	255,412
Techtronic Industries Co.	27,000	68,020
Television Broadcasts, Ltd.	8,000	45,383
Wharf Holdings, Ltd.	38,000	132,665
		4,016,848
Ireland 0.3%
Allied Irish Banks Plc	12,324	263,527
Bank of Ireland	17,333	278,661
CRH Plc	9,108	239,376
DCC Plc	484	9,660
Elan Corp. (a)	4,650	31,139
Grafton Group Plc (a)	3,428	39,596
Independent News & Media Plc	3,600	11,064
Irish Life & Permanent Plc	2,400	42,229
		915,252
Italy 0.6%
Autogrill S.p.A	2,372	31,183
Autostrade S.p.A.	4,238	112,092
ENI S.p.A.	39,571	1,015,934
Fiat S.p.A. (a)	3,975	28,823
Finmeccanica, SA	83,596	77,807
Luxottica Group S.p.A.	1,724	35,652
Pirelli & Co., S.p.A.	35,712	37,097
Telecom Italia S.p.A.	93,575	290,734
Telecom Italia S.p.A.	55,885	144,650
		1,773,972
Japan 13.7%
77th Bank, Ltd.	9,000	55,169
Acom Co., Ltd.	2,133	136,208
Advantest Corp.	2,050	150,260
Aeon Co., Ltd.	9,106	138,634
Aeon Credit Service Co., Ltd.	600	37,419
Aiful Corp.	1,875	139,228
Ajinomoto Co., Inc.	14,800	164,052
Alps Electric Co., Ltd.	3,572	54,411
Amada Co., Ltd.	6,527	44,148
Asahi Breweries, Ltd.	10,000	119,231
Asahi Glass Co., Ltd.	24,600	257,730

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
Japan (Continued)
Asahi Kasei Corp.	32,900	$155,853
Asatsu-DK, Inc.	1,100	30,465
Bank of Fukuoka, Ltd.	14,000	82,647
Bank of Yokohama, Ltd.	32,000	183,842
Benesse Corp.	1,104	35,220
Bridgestone Corp.	21,964	420,223
Canon, Inc.	19,304	1,011,130
Casio Computer Co., Ltd.	8,500	110,678
Central Glass Co.	2,000	12,462
Central Japan Railway Co.	45	346,849
Chiba Bank, Ltd.	19,000	124,632
Chubu Electric Power Co., Inc.	14,152	338,945
Chugai Pharmaceutical Co., Ltd.	5,058	78,036
Citizen Watch Co., Ltd.	6,500	58,593
Coca-Cola West Japan Co., Ltd.	500	11,249
Credit Saison Co., Ltd.	4,052	134,272
CSK Corp.	2,100	82,094
Dai Nippon Printing Co., Ltd.	9,300	149,437
Daicel Chemical Industries, Ltd.	4,000	20,943
Daiichi Pharmaceutical Co., Ltd.	6,554	144,546
Daikin Industries, Ltd.	3,200	79,665
Daimaru, Inc.	9,500	83,891
Dainippon Ink & Chemicals	16,000	50,947
Daito Trust Construction Co.	2,703	100,916
Daiwa House Industry Co., Ltd.	11,800	134,542
Daiwa Securities Co., Ltd.	89,500	550,426
Denki Kagaku Kogyo KK	14,031	50,208
Denso Corp.	17,700	402,404
Dowa Mining Co., Ltd	13,000	85,956
East Japan Railway Co.	99	507,523
Ebara Corp.	5,800	22,217
Eisai Co., Ltd.	6,850	229,425
FamilyMart Co., Ltd.	1,503	43,019
Fanuc, Ltd.	4,000	253,487
Fast Retailing Co., Ltd.	1,750	90,730
Fuji Electric Holdings Co., Ltd.	6,000	18,208
Fuji Photo Film Co., Ltd.	10,466	340,488
Fuji Television Network, Inc.	16	30,933
Fujikura, Ltd.	5,000	24,332
Fujitsu, Ltd.	42,600	221,692
Furukawa Electric Co., Ltd.	11,800	45,472
Hankyu Department Stores	2,000	12,608
Hino Motors, Ltd.	2,000	11,527
Hirose Electric Co., Ltd.	755	82,772

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
Japan (Continued)
Hitachi Construction Machinery	1,300	$15,378
Hitachi, Ltd.	76,500	463,228
Hokkaido Electric Power Co., Inc.	4,000	81,737
Hokuhoku Financial Group, Inc.	25,000	76,552
Honda Motor Co., Ltd.	27,156	1,335,863
Hoya Corp.	2,500	287,196
Isetan Co., Ltd.	6,603	82,523
Ishihara Sangyo Kaisha, Ltd.	5,000	10,988
Ishikawajima-Harima Heavy Industries Co., Ltd. (a)	23,040	33,283
Ito En, Ltd.	700	35,888
Itochu Corp.	28,026	140,728
Itochu Techno-Science Corp.	1,000	34,837
Ito-Yokado Co., Ltd.	7,954	262,326
Japan Airlines System Corp.	23,000	61,853
Japan Real Estate Investment	7	59,418
Japan Tobacco, Inc.	23	306,529
JFE Holdings, Inc.	14,300	351,438
JGC Corp.	4,546	55,689
Joyo Bank, Ltd.	18,000	88,000
JSR Corp.	5,104	106,988
Kajima Corp.	25,600	94,130
Kaneka Corp.	5,500	61,431
Kansai Electric Power Co., Inc.	16,400	329,405
Kao Corp.	11,745	276,722
Kawasaki Heavy Industries, Ltd.	21,000	40,122
Kawasaki Kisen Kaisha, Ltd.	3,000	17,672
Keihin Electric Express Railway Co., Ltd.	11,000	67,233
Keio Electric Railway Co., Ltd.	4,500	24,255
Keyence Corp.	747	166,297
Kikkoman	3,500	30,836
Kinki Nippon Railway Co., Ltd.	36,628	111,734
Kirin Brewery Co., Ltd.	18,126	175,389
Kobe Steel, Ltd	71,000	133,401
Kokuyo Co., Ltd.	900	12,121
Komatsu, Ltd.	21,600	166,762
Konami Co., Ltd.	2,250	47,234
Konica Corp.	10,255	95,223
Koyo Seiko Co., Ltd.	2,000	26,686
Kubota Corp.	29,930	163,368
Kuraray Co., Ltd.	10,265	96,923
Kurita Water Industries, Ltd.	1,700	26,152
Kyocera Corp.	3,900	297,163
Kyowa Hakko Kogyo Co., Ltd.	20	129
Kyushu Electric Power	9,152	198,522

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
Japan (Continued)
Lawson, Inc.	1,403	$48,890
Mabuchi Motor Co., Ltd.	756	43,485
Marubeni Corp.	29,229	99,730
Marui Co., Ltd.	10,903	146,012
Matsushita Electric Industrial Co., Ltd.	46,900	711,634
Matsushita Electric Works	3,500	29,054
Meiji Dairies Corp.	5,000	28,446
Meiji Seika Kaisha, Ltd.	7,000	34,379
Meitec Corp.	700	21,480
Millea Holdings, Inc.	34	457,892
Minebea Co., Ltd.	10,000	40,206
Mitsubishi Chemical Corp.	44,500	129,563
Mitsubishi Corp.	25,631	346,710
Mitsubishi Electric Corp.	42,928	226,358
Mitsubishi Estate Co., Ltd.	40,500	443,190
Mitsubishi Heavy Industries, Ltd.	70,526	183,944
Mitsubishi Logistics Corp.	2,000	20,313
Mitsubishi Material Corp.	42,000	98,635
Mitsubishi Rayon Co., Ltd.	13,023	53,849
Mitsubishi Tokyo Financial Group, Inc.	212	1,789,564
Mitsui & Co., Ltd.	4,500	27,563
Mitsui & Co., Ltd.	31,731	298,902
Mitsui Chemicals, Inc.	15,000	87,671
Mitsui Fudosan Co., Ltd.	30,500	341,478
Mitsui Mining & Smelting Co., Ltd.	25,024	116,915
Mitsui Sumitomo Insurance Co., Ltd.	58,500	524,396
Mitsui Trust Holdings, Inc.	37,536	382,942
Mitsukoshi, Ltd.	17,529	78,568
Murata Manufacturing Co., Inc.	5,500	278,021
Namco, Ltd.	400	5,302
NEC Corp.	38,600	207,437
NEC Electronics Corp.	1,000	44,848
NET One Systems Co., Ltd	14	35,927
NGK Insulators, Ltd.	8,320	80,714
NGK Spark Plug Co., Ltd.	4,530	51,974
Nidec Corp.	1,051	110,673
Nikko Cordial Corp.	34,537	150,944
Nikon Corp.	8,500	95,752
Nintendo Co., Ltd.	2,603	271,153
Nippon Building Fund, Inc.	7	63,079
Nippon Express Co., Ltd.	19,500	84,318
Nippon Meat Packers, Inc.	4,300	49,836
Nippon Mining Holdings, Inc.	8,000	45,220
Nippon Oil Corp.	34,100	230,910

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
Japan (Continued)
Nippon Sheet Glass Co., Ltd.	9,000	$35,088
Nippon Steel Corp.	182,030	420,985
Nippon Telegraph & Telephone Corp.	158	677,197
Nippon Unipac Holding	25	91,653
Nippon Yusen Kabushiki Kaisha	26,429	150,968
Nissan Motor Co., Ltd.	77,704	764,941
Nisshin Seifun Group, Inc.	3,500	36,158
Nisshin Steel Co., Ltd.	3,000	7,488
Nisshinbo Industries, Inc.	3,572	29,122
Nissin Food Products Co., Ltd.	2,100	53,769
Nitto Denko Corp.	4,153	236,222
Nomura Holdings, Inc.	52,032	617,806
Nomura Research, Inc.	567	56,116
NSK, Ltd.	15,532	79,457
NTN Corp.	10,035	53,697
NTT Data Corp.	39	132,356
NTT Docomo, Inc.	207	304,299
Obayashi Corp.	16,029	85,563
Obic Co., Ltd.	200	33,842
OJI Paper Co., Ltd.	25,600	133,137
Oki Electric Industry Co., Ltd.	14,000	49,069
Olympus Optical Co., Ltd.	3,400	64,923
Omron Corp.	5,104	112,448
Onward Kashiyama Co., Ltd.	3,546	44,800
Oracle Corp. Japan	1,200	45,272
Oriental Land Co., Ltd.	1,503	88,984
ORIX Corp.	2,300	343,913
Osaka Gas Co.	46,218	145,650
Pioneer Electronic Corp.	3,500	52,617
Promise Co., Ltd.	2,540	162,110
Resona Holdings, Inc. (a)	119,000	221,027
Ricoh Co., Ltd.	15,955	247,920
Rohm Co., Ltd.	2,903	278,515
Sanden Corp.	1,000	4,193
Sankyo Co., Ltd.	10,202	195,250
Sanyo Electric Co., Ltd.	37,400	95,145
Sapporo Holdings, Ltd.	7,000	33,641
Secom Co., Ltd.	2,043	87,517
Seiko Epson Corp.	2,167	72,006
Sekisui Chemical Co., Ltd.	9,524	65,327
Sekisui House, Ltd.	14,824	149,171
Seven-Eleven Japan Co., Ltd.	8,800	243,420
Sharp Corp.	21,600	336,226
Shimachu Co., Ltd.	1,400	35,074

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
Japan (Continued)
Shimamura Co., Ltd.	950	$79,883
Shimano, Inc.	2,300	65,251
Shimizu Corp.	18,300	84,770
Shin-Etsu Chemical Co., Ltd.	8,801	332,609
Shinsei Bank, Ltd.	14,000	75,130
Shionogi & Co., Ltd.	7,636	98,012
Shiseido Co., Ltd.	10,000	126,036
Shizuoka Bank, Ltd.	15,000	128,353
Showa Denko K.K.	9,000	21,247
Showa Shell Sekiyu K.K.	4,350	43,451
Skylark Co., Ltd.	1,752	26,630
SMC Corp.	1,203	130,472
Softbank Corp.	6,650	259,306
Sompo Japan Insurance, Inc.	21,500	216,009
Sony Corp.	17,597	605,987
Stanley Electric Co., Ltd.	2,950	47,654
Sumitomo Chemical Co., Ltd.	34,700	158,845
Sumitomo Corp.	17,900	142,589
Sumitomo Electric Industries, Ltd.	12,800	129,986
Sumitomo Heavy Industries, Ltd	12,000	57,289
Sumitomo Metal Industries, Ltd.	107,000	181,242
Sumitomo Metal Mining Co.	24,000	163,665
Sumitomo Osaka Cement Co., Ltd.	1,000	2,645
Sumitomo Realty & Development	14,000	155,967
Sumitomo Trust & Banking Co., Ltd.	39,025	236,494
Taiheiyo Cement Corp.	8,000	21,336
Taisei Corp.	17,000	57,179
Taisho Pharmaceutical Co.	3,616	70,143
Taiyo Yuden Co., Ltd.	2,000	21,987
Takara Holdings, Inc.	3,500	21,717
Takashimaya Co., Ltd.	10,040	89,491
Takeda Pharmaceutical Co., Ltd.	23,455	1,159,662
Takefuji Corp.	1,866	125,976
Takuma Co., Ltd.	2,000	14,165
TDK Corp.	2,903	196,990
Teijin, Ltd.	23,629	109,443
Teikoku Oil Co., Ltd.	3,500	25,948
Terumo Corp.	4,250	122,078
THK Co., Ltd.	500	10,287
TIS, Inc.	1,152	39,170
Tobu Railway Co., Ltd.	20,300	73,467
Toho Co., Ltd.	2,600	37,343
Tohoku Electric Power Co., Ltd.	9,750	208,038
Tokyo Broadcasting System, Inc.	1,500	24,719

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
Japan (Continued)
Tokyo Electric Power Co., Inc.	26,150	$624,195
Tokyo Electron, Ltd.	4,750	249,044
Tokyo Gas Co., Ltd.	57,721	215,510
Tokyu Corp.	23,800	106,384
TonenGeneral Sekiyu K.K.	3,500	37,833
Toppan Printing Co., Ltd.	8,300	87,758
Toray Industries, Inc.	32,000	151,178
Toshiba Corp.	68,042	269,628
Tosoh Corp.	17,500	72,194
Tostem Inax Holding Corp.	5,561	94,144
Toto, Ltd.	9,800	77,218
Toyo Seikan Kaisha, Ltd.	4,417	69,538
Toyobo, Ltd.	2,000	4,648
Toyoda Gosei Co., Ltd.	500	8,024
Toyota Industries Corp.	2,854	77,472
Toyota Motor Corp.	67,553	2,415,182
Trend Micro, Inc.	2,688	95,004
UFJ Holdings, Inc. (a)	279	1,446,512
Uni-Charm Corp.	1,100	44,185
Uniden Corp.	1,000	15,725
UNY Co., Ltd.	3,556	40,242
Ushio, Inc.	1,000	17,719
USS Co., Ltd.	1,665	106,420
Wacoal Corp.	2,000	25,371
West Japan Railway Co.	12	41,169
World Co., Ltd.	900	31,354
Yahoo! Japan Corp.	84	175,456
Yakult Honsha Co., Ltd.	3,429	61,665
Yamada Denki Co., Ltd.	3,350	191,684
Yamaha Corp.	3,604	56,004
Yamaha Motor Corp., Ltd.	2,000	36,404
Yamanouchi Pharmaceutical Co., Ltd.	11,205	382,386
Yamato Transport Co., Ltd.	8,518	117,742
Yamazaki Baking Co., Ltd.	3,500	30,120
Yokogawa Electric Corp.	5,546	68,271
		44,185,349
Luxembourg 0.1%
Arcelor	7,965	155,448
Malaysia 0.7%
AMMB Holdings, Bhd	85,500	56,444
Berjaya Sports Toto, Bhd	45,200	49,895
British American Tobacco, Bhd	10,100	110,912

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
Malaysia (Continued)
Commerce Asset Holdings, Bhd	82,200	$109,161
Gamuda, Bhd	25,800	28,054
Genting, Bhd	21,800	108,415
Hong Leong Bank, Bhd	43,600	59,631
Ioi Corp., Bhd	43,000	118,755
Kuala Lumpur Kepong, Bhd	22,400	40,366
Magnum Corp., Bhd	38,000	21,561
Malakoff, Bhd	36,000	71,906
Malayan Banking, Bhd	103,900	297,035
Malaysia International Shipping	33,200	156,282
Maxis Communication, Bhd	44,000	112,218
Media Prima, Bhd (a)	1	0
Nestle, Bhd	7,000	43,751
Oyl Industries, Bhd	4,500	42,862
Petronas Gas, Bhd	8,000	16,927
Plus Expressways, Bhd	99,400	85,780
Proton Holdings, Bhd	16,000	29,754
Public Bank, Bhd	60,000	105,591
Resorts World, Bhd	29,000	72,392
RHB Capital, Bhd	81,000	44,729
Sime Darby, Bhd	84,000	127,844
SP Setia, Bhd	45,900	49,211
Telekom Malaysia, Bhd	51,000	134,004
Tenaga Nasional, Bhd	53,000	146,326
YTL Corp., Bhd	53,333	75,094
		2,314,900
Netherlands 1.9%
ABN Amro Holdings, NV	21,201	520,586
Aegon, NV	26,531	342,028
Akzo Nobel, NV	4,480	175,822
ASML Holding, NV (a)	6,652	103,985
Corio, NV	1,228	68,340
DSM, NV	1,250	85,358
Euronext, NV	2,234	75,389
European Aeronautic Defence and Space Co.	3,701	117,441
Hagemeyer, NV (a)	922	2,173
Heineken, NV	7,757	238,975
ING Groep, NV CVA	25,883	728,180
James Hardie Industries, NV	9,114	52,398
Oce, NV	1,361	20,004
Reed Elsevier NV	5,931	82,423
Rodamco Europe, NV	1,008	82,520
Royal Dutch Petroleum Co.	32,044	2,085,515

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
Netherlands (Continued)
Royal KPN, NV	19,737	$165,313
Royal Philips Electronics, NV	12,757	320,791
STMicroelectronics, NV	3,040	48,384
TNT, NV	10,143	256,830
Unilever, NV CVA	7,104	459,888
Vedior, NV CVA	2,099	29,517
VNU, NV	2,237	62,202
Wereldhave, NV	500	53,308
Wolters Kluwer, NV CVA	3,134	59,773
		6,237,143
New Zealand 0.0%
Carter Holt Harvey, Ltd.	15,590	24,682
Norway 0.3%
DnB Holding, ASA	7,057	73,219
Norsk Hydro, ASA	4,621	422,402
Norske Skogsindustrier, ASA, Class A	1,875	30,726
Statoil, ASA	7,700	156,495
Tandberg, ASA	400	4,272
Telenor, ASA	7,900	62,722
Tomra Systems, ASA	1,999	8,187
Yara International, ASA	4,621	73,086
		831,109
Portugal 0.0%
Brisa-Auto Estradas de Portugal, SA	4,407	34,583
Portugal Telecom SGPS, SA	7,490	71,359
PT Multimedia-Servicos de Telecomunucacoes	794	8,339
		114,281
Singapore 1.2%
Ascendas Real Estate Investment Trust	40,000	52,373
CapitaLand, Ltd.	53,000	74,696
Capitamall Trust	33,800	47,667
Chartered Semiconductor Manufacturing (a)	53,000	41,473
City Developments, Ltd.	29,968	132,794
ComfortDelgro Corp., Ltd.	90,622	90,539
Creative Technology, Ltd.	2,900	19,066
DBS Group Holdings, Ltd.	55,574	470,247
Flextronics International, Ltd. (a)	15,800	208,718
Fraser & Neave, Ltd	9,000	83,582
Jardine Cycle & Carriage, Ltd.	6,000	47,232
Keppel Corp., Ltd.	28,000	207,133
Keppel Land, Ltd.	19,000	28,218
Neptune Orient Lines, Ltd.	25,000	55,920

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
Singapore (Continued)
Oversea-Chinese Banking Corp., Ltd.	53,202	$365,767
Overseas Union Enterprise, Ltd.	4,481	24,149
Parkway Holdings, Ltd	33,000	36,718
Sembcorp Industries, Ltd.	43,729	69,111
SembCorp Marine, Ltd.	30,000	46,619
Singapore Airlines, Ltd.	26,000	172,521
Singapore Exchange, Ltd.	40,796	50,951
Singapore Land, Ltd.	8,000	26,769
Singapore Post, Ltd.	70,000	41,258
Singapore Press Holdings, Ltd.	79,250	202,030
Singapore Technology Engineering, Ltd.	66,367	95,163
Singapore Telecomm	340,070	559,133
STATS ChipPac, Ltd. (a)	52,000	37,159
United Overseas Bank, Ltd.	58,960	496,064
United Overseas Land, Ltd.	27,156	36,696
Venture Corp., Ltd.	11,444	108,360
		3,928,126
Spain 1.7%
Acciona, SA	398	39,354
Acerinox, SA	3,224	43,792
ACS Actividades de Construccion y Servicios, SA	3,491	97,365
Aguas de Barcelona, SA	5,284	113,908
Altadis, SA	9,741	407,164
Amadeus Global Travel Distribution, SA, Class A	12,809	112,074
Antena 3 Television, SA	732	14,621
Autopistas Concesionaria Espanola, SA	13,027	330,934
Banco Bilbao Vizcaya, SA	34,091	524,540
Banco Popular Espanol, SA	9,205	111,008
Banco Santander Central Hispano, SA	48,462	559,580
Cintra Concesiones de Infraestructuras de Transporte, SA (a)	1,843	21,575
Endesa, SA	16,691	390,642
Fomento de Construcciones y Contratas, SA	435	24,430
Gas Natural SDG, SA	35,135	1,032,567
Grupo Ferrovial, SA	890	57,172
Iberdrola, SA	14,451	379,983
Indra Sistemas, SA	705	13,923
Industria de Diseno Textil, SA	2,584	66,362
Repsol YPF, SA	12,728	323,981
Sacyr Vallehersmoso, SA	975	720
Telefonica, SA	44,757	730,780
Union Fenosa, SA	3,727	113,263
Vallehermoso, SA	975	22,973
		5,532,711

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
Sweden 1.1%
Alfa Laval AB	300	$4,330
Assa Abloy AB	4,564	58,551
Atlas Copco AB, Class A	4,902	77,504
Atlas Copco AB, Class B	3,339	47,911
Electrolux AB, Class B	2,900	61,647
Eniro AB	1,500	17,027
Ericsson, Class B	194,956	622,824
Getinge AB, Class B	2,200	29,948
Hennes & Mauritz AB, Class B	4,300	150,997
Holmen AB-Class B	1,300	35,051
Modern Times Group AB (a)	500	15,274
Nordea Bank AB	67,213	609,204
Sandvik AB	2,840	105,060
Scania AB, Class B	1,400	51,476
Securitas AB, Class B	14,000	233,037
Skandia Forsakrings AB	28,991	159,053
Skandinaviska Enskilda Banken AB, Class A	7,610	126,202
Skanska AB, Class B	5,319	65,550
SKF AB, Class B	3,840	39,147
Ssab Svenskt Stal AB	1,000	22,989
Svenska Cellulosa AB, Class B	4,340	138,678
Svenska Handelsbanken, Class A	20,554	418,844
Tele2 AB	3,030	28,385
Teliasonera	17,012	81,161
Volvo AB, Class A	1,435	56,390
Volvo AB, Class B	2,978	120,848
Wm-Data AB, Class B	6,600	16,546
		3,393,634
Switzerland 2.0%
ABB, Ltd. (a)	23,780	154,951
Ciba Specialty Chemicals, AG	1,100	63,873
Clariant, AG	3,610	47,775
Compagnie Financiere Richemont, AG, Class A	5,261	176,346
Geberit, AG	50	31,948
Givaudan, SA	120	69,697
Holcim, Ltd.	2,760	167,443
Lonza Group, AG	580	32,024
Nestle, SA	5,708	1,458,747
Nobel Biocare Holding, AG	350	70,835
Novartis, AG	31,315	1,487,367
Roche Holding, AG	9,539	1,202,958
Schindler Holding, AG	120	43,253
Serono, SA	114	72,856

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
Switzerland (Continued)
Straumann, AG	160	$33,287
Swatch Group, AG	690	19,679
Swatch Group, AG, Class B	340	47,640
Swisscom, AG	220	71,640
Syngenta, AG	1,805	184,879
UBS, AG	14,364	1,117,855
Valora Holding, AG	20	4,526
		6,559,579
Thailand 1.1%
Advanced Information Service Public Co., Ltd	165,200	391,763
Bangkok Bank Public Co., Ltd.	65,300	159,343
Bangkok Bank Public Co., Ltd.	125,700	327,104
BEC World Public Co., Ltd.	166,100	46,625
Charoen Pokphand Foods Public Co., Ltd.	414,256	42,503
Delta Electronics Public Co., Ltd.	58,800	24,046
Electricity Generating Public Co., Ltd.	31,825	61,681
Hana Microelectrnc Public Co., Ltd.	35,445	17,840
Kasikornbank Public Co., Ltd.	105,200	139,706
Kasikornbank Public Co., Ltd.	157,611	216,818
Land & House Public Co., Ltd	323,774	53,174
Land & House Public Co., Ltd.	242,041	40,684
National Finance Public Co., Ltd.	118,700	36,766
PTT Exploration & Production Public Co., Ltd.	19,102	177,500
PTT Public Co., Ltd.	137,700	726,403
Sahaviriya Steel Industry Public Co., Ltd.	783,000	36,379
Shin Corp. Public Co., Ltd	214,200	194,374
Siam Cement Public Co., Ltd.	57,000	333,219
Siam Cement Public Co., Ltd.	31,598	173,787
Siam City Cement Public Co., Ltd.	18,500	124,453
Siam Commercial Bank Public Co., Ltd.	93,200	105,999
Tisco Finance Public Co., Ltd	71,200	43,898
		3,474,065
United Kingdom 9.4%
Aegis Group Plc	10,781	19,127
Amec Plc	2,530	14,904
Anglo American Plc	23,734	557,030
ARM Holdings Plc	13,104	26,479
Arriva Plc	1,179	11,486
Assoc Brit Ports Holdings Plc	3,152	27,693
AstraZeneca Group Plc	22,103	913,367
Astro All Asia Networks Plc	63,100	90,372
Aviva Plc	33,982	377,277
BAA Plc	15,463	171,459

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
United Kingdom (Continued)
BAE Systems Plc	42,499	$217,556
Balfour Beatty Plc	6,846	40,483
Barclays Plc	90,991	902,846
Barratt Developments Plc	2,358	30,210
BBA Group Plc	5,532	30,533
Bellway Plc	1,057	16,297
Berkeley Group Holdings Plc	1,108	18,106
BG Group Plc	55,738	456,786
Billiton Plc	41,244	529,010
BOC Group Plc	8,862	158,837
Boots Co. Plc	9,587	104,340
BP Plc	334,835	3,481,853
BPB Industries Plc	7,304	68,975
Brambles Industries Plc	16,033	87,486
British Airways Plc (a)	8,217	38,630
British American Tobacco plc	22,830	440,980
British Land Co. Plc	11,242	176,158
British Sky Broadcasting Group Plc	10,726	101,083
BT Group Plc	78,998	324,159
Bunzl Plc	4,922	45,963
Cable & Wireless Plc	24,137	64,193
Cadbury Schweppes Plc	31,592	300,736
Capita Group Plc	23,039	151,346
Carnival Plc	3,523	200,086
Centrica Plc	31,434	130,306
Cobham Plc (a)	1,397	35,407
Compass Group Plc	42,493	178,264
Corus Group Plc (a)	61,766	46,043
Daily Mail & General Trust	3,037	35,675
Davis Service Group Plc	1,592	12,923
De La Rue Plc	7,824	56,712
Diageo Plc	51,676	759,344
Dixons Group Plc	17,188	48,200
Electrocomponents Plc	6,869	29,470
EMAP Plc	2,540	35,302
EMI Group Plc	8,018	36,321
Enterprise Inns Plc	7,239	107,830
Exel Plc	4,979	75,381
Filtrona Plc (a)	3,165	13,778
FirstGroup Plc	3,893	22,893
FKI Plc	2,264	3,930
Friends Provident Plc	24,550	79,868
GKN Plc	6,492	29,877
GlaxoSmithKline plc	77,657	1,873,680

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
United Kingdom (Continued)
Group 4 Securicor Plc (a)	9,475	$24,841
GUS Plc	8,505	133,706
Hammerson Plc	6,165	97,893
Hanson Plc	12,259	117,449
Hays Plc	54,205	125,257
HBOS Plc	54,018	831,289
Hilton Group Plc	32,789	167,493
HSBC Holdings Plc	166,684	2,656,615
IMI Plc	5,461	40,660
Imperial Chemical Industries Plc	19,692	89,325
Imperial Tobacco Group plc	9,693	260,317
Intercontinental Hotels Groups Plc	9,586	120,591
Invensys Plc (a)	16,842	3,143
Johnson Matthey Plc	4,493	85,718
Kelda Group Plc	7,422	92,686
Kesa Electricals Plc	2,315	11,543
Kingfisher Plc	10,390	45,545
Land Securities Group Plc	10,060	249,940
Legal & General Group Plc	91,489	187,943
Liberty International Plc	5,435	94,203
Lloyds TSB Group Plc	78,086	660,040
Logica Plc	12,715	39,438
Marks & Spencer Group Plc	14,884	95,840
Meggitt Plc	6,529	33,000
MFI Furniture Group Plc	16,318	32,241
Misys Plc	6,370	27,019
Mitchells & Butlers Plc	10,821	64,500
National Express Group Plc	1,456	23,628
National Grid Transco Plc	53,522	517,557
Next Plc	2,339	62,996
Pearson Plc	7,724	90,611
Peninsular & Oriental Steam Navigation Co.	11,173	63,356
Persimmon Plc	2,654	37,074
Pilkington Plc	23,081	49,351
Prudential Corp. Plc	27,908	246,789
Punch Taverns Plc	5,180	67,774
Rank Group Plc	12,031	57,739
Reckitt Benckiser Plc	23,296	684,479
Reed Elsevier Plc	12,179	116,278
Rentokil Initial Plc	59,871	170,467
Reuters Group Plc	14,308	100,858
Rexam Plc	8,220	70,720
Rio Tinto Corp. Plc	17,896	544,866
Rolls-Royce Group Plc	24,475	125,483

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
United Kingdom (Continued)
Royal & Sun Alliance Insurance Group Plc	42,000	$62,853
Royal Bank of Scotland Group Plc	42,024	1,265,508
Sainsbury(J) Plc	17,026	86,754
Scottish & Southern Energy Plc	14,743	266,573
Scottish Power Plc	32,045	283,895
Serco Group Plc	10,869	49,485
Severn Trent Plc	7,583	137,796
Shell Transport & Trading Co. Plc	141,756	1,373,224
Signet Group Plc	13,821	26,836
Slough Estates Plc	8,712	81,092
Smith & Nephew Plc	8,325	81,940
Smiths Group Plc	7,194	118,307
Stagecoach Group Plc	3,575	7,534
Tanjong Public Co., Ltd.	15,100	51,909
Tate & Lyle Plc	9,784	83,410
Taylor Woodrow Plc	5,768	34,789
Tesco Plc	96,649	550,507
The Sage Group Plc	15,606	62,300
Tomkins Plc	12,191	56,830
Unilever Plc	46,160	443,653
United Business Media Plc	2,758	24,417
Vodafone Group Plc	591,063	1,436,225
Whitbread Plc	5,283	89,911
William Hill Plc	8,400	80,827
Wimpey George Plc	3,857	30,253
Wolseley Plc	7,637	159,963
WPP Group Plc	9,452	96,963
Yell Group Plc	6,152	46,775
		30,315,840
United States 42.6%
3Com Corp. (a)	1,300	4,732
3M Co.	10,800	780,840
99 Cents Only Stores (a)	200	2,542
A.G. Edwards, Inc.	500	22,575
Abbott Laboratories	21,800	1,068,418
Abercrombie & Fitch Co., Class A	300	20,610
Activision, Inc. (a)	600	9,912
Acxiom Corp.	300	6,264
Adesa, Inc.	200	4,354
Adobe Systems, Inc.	14,000	400,680
Advanced Micro Devices, Inc. (a)	7,600	131,784
AES Corp. (a)	8,400	137,592
Aetna, Inc.	6,600	546,612

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
United States (Continued)
AFLAC, Inc.	1,100	$47,608
AGCO Corp. (a)	200	3,824
Agilent Technologies, Inc. (a)	6,504	149,722
AGL Resources, Inc.	200	7,730
Air Products & Chemicals, Inc.	4,200	253,260
Albertson's, Inc.	3,100	64,108
Alcoa, Inc.	14,000	365,820
Allete, Inc.	66	3,293
Alliant Energy Corp.	300	8,445
Allstate Corp.	1,000	59,750
Altera Corp. (a)	5,400	107,028
Altria Group, Inc.	26,517	1,714,589
Amazon.com, Inc. (a)	3,600	119,088
AMBAC Financial Group, Inc.	500	34,880
Ameren Corp.	2,600	143,780
American Electric Power Co., Inc.	5,400	199,098
American Express Co.	5,000	266,150
American Financial Group, Inc.	200	6,704
American International Group, Inc.	28,505	1,656,141
Amgen, Inc. (a)	19,200	1,160,832
AmSouth Bancorp	5,300	137,800
Anadarko Petroleum Corp.	4,900	402,535
Analog Devices, Inc.	4,500	167,895
Anheuser-Busch Cos., Inc.	13,400	613,050
AON Corp.	1,800	45,072
Apache Corp.	4,770	308,142
Apple Computer, Inc. (a)	11,800	434,358
Applera Corp.	3,096	60,898
Applied Materials, Inc.	22,400	362,432
Apria Healthcare Group, Inc. (a)	100	3,464
Archstone-Smith Trust	1,300	50,206
Arrow Electronics, Inc. (a)	800	21,728
Arthur J. Gallagher & Co.	200	5,426
ArvinMeritor, Inc.	200	3,558
Associated Banc-Corp.	51	1,717
Astoria Financial Corp.	300	8,541
Automatic Data Processing, Inc.	8,400	352,548
Avalonbay Communities, Inc.	400	32,320
Avnet, Inc. (a)	600	13,518
Avon Products, Inc.	13,700	518,545
Baker Hughes, Inc.	7,100	363,236
Bank of America Corp.	48,804	2,225,950
Bank of Hawaii Corp.	600	30,450
Bank of New York Co., Inc.	14,700	423,066

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
United States (Continued)
Barnes & Noble, Inc. (a)	200	$7,760
Barr Pharmaceuticals, Inc. (a)	300	14,622
Baxter International, Inc.	9,900	367,290
BB & T Corp.	7,200	287,784
BEA Systems, Inc. (a)	8,000	70,240
Beckman Coulter, Inc.	200	12,714
Becton, Dickinson & Co.	5,100	267,597
Bed Bath & Beyond, Inc. (a)	4,200	175,476
Belo Corp., Class A	400	9,588
Biogen Idec, Inc. (a)	5,135	176,901
Biomet, Inc.	4,200	145,488
BISYS Group, Inc. (a)	300	4,482
BJ Services Co.	1,900	99,712
BJ's Wholesale Club, Inc. (a)	200	6,498
Black Hills Corp.	200	7,370
Blyth Industries, Inc.	100	2,805
Boeing Co.	10,100	666,600
Borders Group, Inc.	300	7,593
Boston Properties, Inc.	800	56,000
Boston Scientific Corp. (a)	8,700	234,900
Bowater, Inc.	200	6,474
Brinker International, Inc. (a)	150	6,008
Brinks Co.	200	7,200
Bristol-Myers Squibb Co.	28,700	716,926
Broadcom Corp., Class A (a)	5,100	181,101
Burlington Northern Santa Fe Corp.	22,800	1,073,424
Burlington Resources, Inc.	7,800	430,872
Cabot Corp.	200	6,600
Cabot Microelectronics Corp. (a)	129	3,740
Cadence Design Systems, Inc. (a)	8,200	112,012
Campbell Soup Co.	7,000	215,390
Cardinal Health, Inc.	6,800	391,544
Caremark Rx, Inc. (a)	5,987	266,541
Catalina Marketing Corp.	200	5,082
Caterpillar, Inc.	5,100	486,081
CBRL Group, Inc.	200	7,772
CDW Corp.	200	11,418
Cendant Corp.	22,900	512,273
Ceridian Corp. (a)	500	9,740
Certegy, Inc.	300	11,466
CH Robinson Worldwide, Inc.	300	17,460
Charles River Laboratories International, Inc. (a)	100	4,825
Charles Schwab Corp.	22,000	248,160
Cheesecake Factory, Inc. (a)	300	10,419

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
United States (Continued)
ChevronTexaco Corp.	33,900	$1,895,688
Chiron Corp. (a)	1,400	48,846
ChoicePoint, Inc. (a)	233	9,332
Chubb Corp.	3,000	256,830
Church & Dwight Co., Inc.	150	5,430
Cigna Corp.	3,100	331,793
Cinergy Corp.	2,400	107,568
Cisco Systems, Inc. (a)	99,400	1,899,534
Citigroup, Inc.	82,349	3,806,994
Citrix Systems, Inc. (a)	2,500	54,150
Clorox Co.	4,400	245,168
Coach, Inc. (a)	11,600	389,412
Coca-Cola Co.	41,500	1,732,625
Colonial Bancgroup, Inc.	200	4,412
Comcast Corp. Class A (a)	11,963	367,264
Comerica, Inc.	2,700	156,060
Commerce Bancorp, Inc.	400	12,124
Companhia Brasileira de Distribuicao-ADR	700	13,923
Compass Bancshares, Inc.	300	13,500
Computer Associates International, Inc.	7,492	205,880
Computer Sciences Corp. (a)	2,800	122,360
ConAgra Foods, Inc.	15,300	354,348
Consolidated Edison, Inc.	3,300	154,572
Constellation Brands, Inc., Class A (a)	400	11,800
Constellation Energy Group, Inc.	2,400	138,456
Cooper Cameron Corp. (a)	200	12,410
Corning, Inc. (a)	19,250	319,935
Costco Wholesale Corp.	7,300	327,186
Countrywide Financial Corp.	6,500	250,965
Coventry Health Care, Inc. (a)	35	2,476
CSX Corp.	1,100	46,926
CVS Corp.	8,400	244,188
Cytec Industries, Inc.	300	11,940
Cytyc Corp. (a)	300	6,618
D.R. Horton, Inc.	800	30,088
Danaher Corp.	5,700	298,338
Dean Foods Co. (a)	945	33,302
Deere & Co.	4,000	261,960
Dell, Inc. (a)	33,900	1,339,389
Dentsply International, Inc.	100	5,400
Devon Energy Corp.	7,346	372,295
DeVry, Inc. (a)	200	3,980
Diebold, Inc.	300	13,533
Dollar Tree Stores, Inc. (a)	350	8,400

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
United States (Continued)
Dominion Resources, Inc.	4,700	$344,933
Donaldson Co., Inc.	400	12,132
Dover Corp.	3,800	138,244
Dow Chemical Co.	18,566	826,744
DPL, Inc.	322	8,839
DST Systems, Inc. (a)	400	18,720
DTE Energy Co.	2,300	107,571
Du Pont (E.I.) de Nemours & Co.	18,650	802,137
Duke Energy Corp.	12,800	380,544
Duke Realty Corp.	1,000	31,660
Dun & Bradstreet Corp. (a)	200	12,330
Eaton Corp.	2,600	155,740
Eaton Vance Corp.	400	9,564
eBay, Inc. (a)	10,400	343,304
Ecolab, Inc.	6,100	197,396
Edison International, Inc.	4,000	162,200
Edwards Lifesciences Corp. (a)	200	8,604
Electronic Arts, Inc. (a)	3,000	169,830
Electronic Data Systems Corp.	4,500	86,625
Eli Lilly & Co.	15,000	835,650
EMC Corp. (a)	34,330	470,664
Emerson Electric Co.	7,100	444,673
Emmis Communications Corp. (a)	300	5,301
Energizer Holdings, Inc. (a)	200	12,434
Energy East Corp.	500	14,490
ENSCO International, Inc.	400	14,300
Entercom Communications Corp. (a)	200	6,658
Entergy Corp.	3,100	234,205
EOG Resources, Inc.	1,800	102,240
Equitable Resources, Inc.	100	6,800
Equity Office Properties Trust	2,600	86,060
Equity Residential	1,700	62,594
Exelon Corp.	9,000	461,970
Expeditors International Washington, Inc.	300	14,943
Express Scripts, Inc. (a)	400	19,992
Exxon Mobil Corp.	96,918	5,569,877
Fannie Mae	11,800	689,120
Fastenal Co.	200	12,252
Federated Department Stores, Inc.	3,100	227,168
FedEx Corp.	4,700	380,747
Fidelity National Financial, Inc.	247	8,815
Fifth Third Bancorp	5,500	226,655
First Data Corp.	11,251	451,615
FirstEnergy Corp.	4,500	216,495

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
United States (Continued)
FirstMerit Corp.	200	$5,222
Fisher Scientific International, Inc. (a)	224	14,538
Forest Oil Corp. (a)	300	12,600
FPL Group, Inc.	4,800	201,888
Freddie Mac	8,100	528,363
Freeport-McMoRan Copper & Gold, Inc., Class B	4,200	157,248
Freescale Semiconductor, Inc., Class B (a)	3,654	77,392
Furniture Brands International, Inc.	200	4,322
Gamestop Corp. (a)	84	2,512
Gannett Co., Inc.	8,800	625,944
Gap, Inc. (The)	9,125	180,219
GATX Corp.	400	13,800
Genentech, Inc. (a)	7,200	578,016
General Dynamics Corp.	2,500	273,850
General Electric Co.	143,300	4,965,345
General Growth Properties, Inc.	1,400	57,526
General Mills, Inc.	8,300	388,357
Gentex Corp.	400	7,280
Genzyme Corp. (a)	3,400	204,306
Georgia-Pacific Corp.	5,000	159,000
Gilead Sciences, Inc. (a)	7,700	338,723
Gillette Co.	20,900	1,058,167
Golden West Financial Corp.	3,800	244,644
Goldman Sachs Group, Inc.	5,500	561,110
Google, Inc., Class A (a)	600	176,490
Great Plains Energy, Inc.	200	6,378
GTECH Holdings Corp.	400	11,696
Guidant Corp.	5,500	370,150
H&R Block, Inc.	4,900	285,915
H.J. Heinz Co.	9,900	350,658
Halliburton Co.	10,500	502,110
Harrah's Entertainment, Inc.	3,243	233,737
Harris Corp.	600	18,726
Harsco Corp.	500	27,275
Harte-Hanks, Inc.	300	8,919
Hartford Financial Services Group, Inc.	700	52,346
HCC Insurance Holdings, Inc.	100	3,787
Health Net, Inc. (a)	2,900	110,664
Helmerich & Payne, Inc.	100	4,692
Henry (Jack) & Associates	300	5,493
Henry Schein, Inc. (a)	200	8,304
Hewlett-Packard Co.	42,900	1,008,579
Hibernia Corp., Class A	500	16,590
Hillenbrand Industries, Inc.	100	5,055

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
United States (Continued)
Hilton Hotels Corp.	20,500	$488,925
HNI Corp.	300	15,345
Home Depot, Inc.	23,000	894,700
Honeywell International, Inc.	11,900	435,897
Hormel Foods Corp.	200	5,866
Hospira, Inc. (a)	2,980	116,220
Hospitality Properties Trust	200	8,814
Host Marriott Corp.	2,400	42,000
Hubbell, Inc., Class B	300	13,230
Idacorp, Inc.	300	9,189
Illinois Tool Works, Inc.	4,600	366,528
Independence Community Bank Corp.	100	3,693
IndyMac Bancorp, Inc.	500	20,365
Intel Corp.	96,600	2,517,396
International Business Machines Corp.	25,100	1,862,420
International Game Technology	5,500	154,825
International Paper Co.	9,565	288,959
International Speedway Corp.	200	11,252
Intersil Corp.	500	9,385
Intuit, Inc. (a)	2,200	99,242
Investors Financial Services Corp.	200	7,564
IVAX Corp. (a)	625	13,438
J.M. Smucker Co.	100	4,694
J.P. Morgan Chase & Co.	48,481	1,712,349
Jabil Circuit, Inc. (a)	100	3,073
Jacobs Engineering Group, Inc. (a)	100	5,626
JDS Uniphase Corp. (a)	20,300	30,856
Johnson & Johnson	43,500	2,827,500
Juniper Networks, Inc. (a)	5,900	148,562
Kemet Corp. (a)	700	4,410
Kerr-McGee Corp.	1,394	106,376
KeyCorp	5,600	185,640
KeySpan Corp.	2,100	85,470
Kimberly-Clark Corp.	8,800	550,792
Kimco Realty Corp.	700	41,237
Kinder Morgan, Inc.	2,300	191,360
Kla-Tencor Corp.	2,500	109,250
Kohl's Corp. (a)	4,000	223,640
Kraft Foods, Inc.	8,600	273,566
Krispy Kreme Doughnuts, Inc. (a)	100	696
Kroger Co. (a)	4,300	81,829
L-3 Communications Holdings, Inc.	200	15,316
Laboratory Corp. of America Holdings (a)	3,900	194,610
Labranche & Co., Inc. (a)	300	1,890

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
United States (Continued)
Lancaster Colony Corp.	100	$4,292
Lear Corp.	200	7,276
Lee Enterprises, Inc.	200	8,018
Legg Mason, Inc.	450	46,850
Lehman Brothers Holdings, Inc.	4,389	435,740
Leucadia National Corp.	150	5,795
Lexmark International, Inc., Class A (a)	2,300	149,109
Liberty Global Inc. Class A (a)	2,324	108,461
Liberty Media Corp., Class A (a)	43,698	445,283
Limited Brands, Inc.	7,100	152,082
Lincare Holdings, Inc. (a)	300	12,252
Lincoln National Corp.	2,815	132,080
Linear Technology Corp.	3,800	139,422
Liz Claiborne, Inc.	3,600	143,136
Lockheed Martin Corp.	5,400	350,298
Lowe's Cos., Inc.	7,900	459,938
Lubrizol Corp.	100	4,201
Lucent Technologies, Inc. (a)	61,100	177,801
Lyondell Chemical Co.	500	13,210
M & T Bank Corp.	169	17,772
Manpower, Inc.	300	11,934
Marathon Oil Corp.	6,700	357,579
Marsh & McLennan Cos., Inc.	1,500	41,550
Martin Marietta Materials	200	13,824
Masco Corp.	7,700	244,552
Maxim Integrated Products, Inc.	4,300	164,303
May Department Stores Co.	4,300	172,688
MBIA, Inc.	2,700	160,137
MBNA Corp.	5,350	139,956
McAfee, Inc. (a)	600	15,708
McDonald's Corp.	20,600	571,650
McKesson Corp.	3,283	147,046
MDU Resources Group, Inc.	600	16,902
MeadWestvaco Corp.	7,500	210,300
Medco Health Solutions, Inc. (a)	4,473	238,679
Media General, Inc., Class A	100	6,476
MedImmune, Inc. (a)	3,500	93,520
Medtronic, Inc.	18,700	968,473
Mellon Financial Corp.	9,600	275,424
Mentor Graphics Corp. (a)	500	5,125
Mercantile Bankshares Corp.	200	10,306
Merck & Co., Inc.	32,400	997,920
Mercury Interactive Corp. (a)	2,300	88,228
Merrill Lynch & Co., Inc.	16,400	902,164

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
United States (Continued)
Metlife, Inc.	1,300	$58,422
Michaels Stores, Inc.	400	16,548
Microchip Technology, Inc.	2,600	77,012
Micron Technology, Inc. (a)	8,600	87,806
Microsoft Corp.	133,200	3,308,688
Millennium Pharmaceuticals, Inc. (a)	4,849	44,950
Miller Herman, Inc.	300	9,252
Mohawk Industries, Inc. (a)	200	16,500
MoneyGram International, Inc.	400	7,648
Monsanto Co.	5,712	359,113
Moody's Corp.	2,200	98,912
Mosaic Co. (a)	300	4,668
Motorola, Inc.	33,100	604,406
Murphy Oil Corp.	600	31,338
National City Corp.	7,613	259,756
National Fuel Gas Co.	200	5,782
National Instruments Corp.	600	12,720
National-Oilwell, Inc. (a)	367	17,447
Neenah Paper, Inc.	366	11,335
Neiman-Marcus Group, Inc., Class A	200	19,384
Network Appliance, Inc. (a)	6,200	175,274
New Plan Excel Realty Trust	400	10,868
New York Community Bancorp, Inc.	593	10,745
Newmont Mining Corp.	8,200	320,046
News Corp., Class A	9,945	160,910
News Corp., Class B	6,948	117,143
NiSource, Inc.	5,949	147,119
Noble Energy, Inc.	300	22,695
Norfolk Southern Corp.	4,500	139,320
North Fork Bancorp, Inc.	709	19,916
Northeast Utilities	700	14,602
Northrop Grumman Corp.	5,100	281,775
Novellus Systems, Inc. (a)	2,500	61,775
NSTAR	400	12,332
Nucor Corp.	3,200	145,984
Occidental Petroleum Corp.	5,100	392,343
OGE Energy Corp.	300	8,682
Old Republic International Corp.	450	11,381
Omnicare, Inc.	300	12,729
Omnicom Group, Inc.	5,200	415,272
Oracle Corp. (a)	50,800	670,560
Outback Steakhouse, Inc.	200	9,048
PACCAR, Inc.	2,550	173,400
Packaging Corporation of America	300	6,315

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
United States (Continued)
Parker Hannifin Corp.	2,200	$136,422
Patterson-UTI Energy, Inc.	600	16,698
Patterson Co., Inc. (a)	400	18,032
Paychex, Inc.	5,300	172,462
Payless ShoeSource, Inc. (a)	200	3,840
Pentair, Inc.	400	17,124
Pepco Holdings, Inc.	300	7,182
PepsiCo, Inc.	38,100	2,054,733
PETsMART, Inc.	400	12,140
Pfizer, Inc.	112,060	3,090,615
PG&E Corp.	5,800	217,732
Phelps Dodge Corp.	1,800	166,500
Phh Corp. (a)	1,145	29,449
Pier 1 Imports, Inc.	300	4,257
Pioneer Natural Resources Co.	300	12,624
Pitney Bowes, Inc.	3,400	148,070
Plexus Corp. (a)	300	4,269
Plum Creek Timber Co., Inc.	1,500	54,450
PMI Group, Inc.	200	7,796
PNC Financial Services Group, Inc.	4,000	217,840
PNM Resources, Inc.	450	12,965
PPG Industries, Inc.	2,000	125,520
PPL Corp.	2,600	154,388
Praxair, Inc.	7,100	330,860
Pride International, Inc. (a)	400	10,280
Procter & Gamble Co.	32,700	1,724,925
Progress Energy, Inc.	3,200	144,768
Progressive Corp.	500	49,405
ProLogis	1,200	48,288
Protective Life Corp.	200	8,444
Prudential Financial, Inc.	6,630	435,326
Public Service Enterprise Group, Inc.	3,300	200,706
Public Storage, Inc.	600	37,950
Puget Energy, Inc.	200	4,676
QLogic Corp. (a)	1,700	52,479
QUALCOMM, Inc.	23,200	765,832
Quest Diagnostics, Inc.	4,400	234,388
Questar Corp.	300	19,770
Radian Group, Inc.	300	14,166
Raytheon Co.	6,300	246,456
Reader's Digest Association, Inc., Class A	300	4,950
Regions Financial Corp.	7,500	254,100
Republic Services, Inc.	400	14,404
Reynolds & Reynolds Co., Class A	500	13,515

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
United States (Continued)
Rockwell Automation, Inc.	3,300	$160,743
Rockwell Collins, Inc.	2,400	114,432
Rohm & Haas Co.	2,900	134,386
Ross Stores, Inc.	400	11,564
RPM, Inc.	400	7,304
Safeway, Inc.	3,400	76,806
Saint Paul Travelers Cos., Inc.	1,369	54,117
Saks, Inc. (a)	500	9,485
SanDisk Corp. (a)	1,000	23,730
Sanmina-SCI Corp. (a)	8,200	44,854
Sara Lee Corp.	21,000	416,010
Scana Corp.	478	20,415
Schlumberger, Ltd.	17,500	1,328,950
Scholastic Corp. (a)	100	3,855
Scientific-Atlanta, Inc.	2,400	79,848
SEI Investments Co.	300	11,205
Sempra Energy	2,900	119,799
Siebel Systems, Inc.	9,400	83,660
Simon Property Group, Inc.	1,400	101,486
Six Flags, Inc. (a)	600	2,790
SLM Corp.	2,300	116,840
Smith International, Inc.	400	25,480
Smithfield Foods, Inc. (a)	300	8,181
Solectron Corp. (a)	12,300	46,617
Sonoco Products Co.	300	7,950
Southern Co.	10,100	350,167
Southwest Airlines Co.	4,100	57,113
Sovereign Bancorp, Inc.	900	20,106
SPX Corp.	1,400	64,372
St. Jude Medical, Inc. (a)	5,400	235,494
Stancorp Financial Group, Inc.	100	7,658
Staples, Inc.	10,275	219,063
Starbucks Corp. (a)	7,700	397,782
Starwood Hotels & Resorts Worldwide, Inc.	9,900	579,843
State Street Corp.	6,900	332,925
Steris Corp.	100	2,577
Storage Technology Corp. (a)	800	29,032
Stryker Corp.	4,000	190,240
Sun Microsystems, Inc. (a)	48,300	180,159
SunTrust Banks, Inc.	4,400	317,856
Superior Industries International, Inc.	100	2,370
Svb Financial Group (a)	400	19,160
Swift Transportation Co., Inc. (a)	300	6,987
Sybase, Inc. (a)	800	14,680

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
United States (Continued)
Synopsys, Inc. (a)	2,200	$36,674
Synthes, Inc.	750	82,189
Target Corp.	9,700	527,777
TCF Financial Corp.	400	10,352
Td Banknorth Inc.	245	7,301
Tech Data Corp. (a)	200	7,322
Teleflex, Inc.	400	23,748
Telephone & Data Systems, Inc.	200	8,162
Telephone & Data Systems, Inc.	200	7,668
Tellabs, Inc. (a)	302	2,627
Tenet Healthcare Corp. (a)	9,150	111,996
Teradyne, Inc. (a)	2,800	33,516
Texas Instruments, Inc.	28,800	808,416
Textron, Inc.	1,500	113,775
Tidewater, Inc.	400	15,248
Timberland Co., Class A (a)	200	7,744
Time Warner, Inc. (a)	46,000	768,660
TJX Cos., Inc.	7,700	187,495
Tootsie Roll Industries, Inc.	20	585
TreeHouse Foods, Inc. (a)	189	5,388
Triad Hospitals, Inc. (a)	200	10,928
Triquint Semiconductor, Inc. (a)	600	1,998
TXU Corp.	3,800	315,742
Tyco International, Ltd.	29,000	846,800
Tyson Foods, Inc., Class A	738	13,136
U.S. Bancorp	24,250	708,100
Uniao de Bancos Brasileiros-GDR	3,800	146,756
Union Pacific Corp.	3,000	194,400
United Parcel Service, Inc., Class B	10,900	753,844
United Rentals, Inc. (a)	600	12,126
United Technologies Corp.	14,800	759,980
UnitedHealth Group, Inc.	26,254	1,368,884
Unitrin, Inc.	200	9,820
Universal Health Services, Inc., Class B	100	6,218
Unocal Corp.	5,500	357,775
UnumProvident Corp.	3,000	54,960
Valassis Communications, Inc. (a)	200	7,410
Valero Energy Corp.	1,872	148,094
Valspar Corp.	200	9,658
Varian Medical Systems, Inc. (a)	200	7,466
Vectren Corp.	100	2,873
VERITAS Software Corp. (a)	3,800	92,720
Vertex Pharmaceuticals, Inc. (a)	300	5,052
Viacom, Inc., Class B	32,423	1,038,184

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
United States (Continued)
Viad Corp.	100	$2,834
Vishay Intertechnology, Inc. (a)	1,100	13,057
Vornado Realty Trust	800	64,320
Vulcan Materials Co.	2,350	152,727
Wachovia Corp.	20,994	1,041,302
Waddell & Reed Financial, Inc., Class A	400	7,400
Walgreen Co.	10,300	473,697
Wal-Mart Stores, Inc.	46,000	2,217,200
Walt Disney Co.	37,500	944,250
Washington Mutual, Inc.	11,500	467,935
Waste Management, Inc.	23,500	665,990
Waters Corp. (a)	400	14,868
Webster Financial Corp.	200	9,338
WellPoint, Inc. (a)	12,800	891,392
Wells Fargo & Co.	21,000	1,293,180
Westamerica Bancorporation	100	5,281
Westar Energy, Inc.	600	14,418
Westwood One, Inc.	300	6,129
Weyerhaeuser Co.	4,950	315,068
Whole Foods Market, Inc.	200	23,660
Williams-Sonoma, Inc. (a)	300	11,871
Wilmington Trust Corp.	100	3,601
Wind River Systems, Inc. (a)	600	9,408
Wisconsin Energy Corp.	300	11,700
Wyeth	19,700	876,650
Xcel Energy, Inc.	5,500	107,360
Xerox Corp. (a)	12,000	165,480
Xilinx, Inc.	4,500	114,750
XTO Energy, Inc.	2,266	77,021
Yahoo!, Inc. (a)	16,900	585,585
Yum! Brands, Inc.	6,900	359,352
Zimmer Holdings, Inc. (a)	4,260	324,484
		137,140,475
Total Common Stocks		297,362,287
Preferred Stocks 1.3%
Brazil 1.3%
Ambev Cia De Bebid	800,477	245,628
Aracruz Celulos, SA	20,983	72,789
Banco Bradesco, SA	9,000	320,917
Banco Itau Holding Financeira	2,042	377,792
Braxil Telecom Participacoes, SA	11,307,000	81,110

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
Brazil (Continued)
Caemi Mineracao e Metalurgica	79,000	$74,433
Companhia Energetica de Minas Gerais	4,735,000	150,871
Companhia Vale do Rio Doce	26,961	685,167
Electrobras, SA	5,372,134	69,688
Embratel Participacoes SA (a)	5,895,624	12,321
Empresa Brasileira de Aeronautica, SA	16,884	138,832
Gerdau SA	10,500	101,627
Klabin, SA	29,000	50,176
Petroleo Brasileiro, SA	26,000	1,194,775
Sadia, SA	23,000	44,818
Sider De Tubarao Npv	692,000	32,185
Tele Centro Oeste	3,862	38,208
Tele Norte Leste Participacoes	13,209	220,056
Telesp Celular Participacoes SA (a)	8,134	34,626
Usiminas, SA	5,000	81,585
Votorantim Celulose e Papel, SA	3,940	48,427
		4,076,031
Germany 0.0%
Porsche, AG	48	35,983
ProSieben SAT.1 Media, AG	597	10,249
Volkswagen, AG	747	26,449
		72,681
Thailand 0.0%
Siam Commercial Bank Public Co., Ltd.	44,253	50,062
Total Preferred Stocks		4,198,774
Total Long-Term Investments 93.6% (Cost $230,367,548)		301,561,061

Repurchase Agreement 4.9%
State Street Bank & Trust Co. ($15,854,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 3.25%, dated 06/30/05, to be sold on 07/01/05 at $15,855,431) (Cost $15,854,000)	15,854,000

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Value
Total Investments 98.5% (Cost $246,221,548)	$317,415,061
Foreign Currency 0.2% (Cost $734,009)	731,607
Other Assets in Excess of Liabilities 1.3%	4,162,333
Net Assets 100.0%	$322,309,001

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security as this stock currently does not declare dividends.

(b)  Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

ADR-American Depositary Receipt

CVA-Certification Van Aandelen

GDR-Global Depositary Receipt

Securities with total market value equal to $142,455,728 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Summary of Long-Term Investments by Industry Classification

Industry	Value	Percent of Net Assets
Diversified Banks	$31,885,763	9.9%
Integrated Oil & Gas	24,061,234	7.5
Pharmaceuticals	19,947,995	6.2
Industrial Conglomerates	8,857,303	2.7
Electric Utilities	8,169,950	2.5
Other Diversified Financial Services	7,571,816	2.4
Oil & Gas Exploration & Production	7,075,249	2.2
Communications Equipment	6,137,385	1.9
Computer Hardware	5,537,194	1.7
Packaged Foods & Meats	5,440,541	1.7
Integrated Telecommunication Services	5,232,020	1.6
Automobile Manufacturers	5,118,251	1.6
Semiconductors	5,113,015	1.6
Systems Software	4,763,596	1.5
Diversified Metals & Mining	4,496,001	1.4
Aerospace & Defense	4,143,163	1.3
Soft Drinks	3,864,488	1.2
Health Care Equipment	3,820,223	1.2
Real Estate Management & Development	3,675,976	1.1
Investment Banking & Brokerage	3,582,882	1.1
Household Products	3,544,135	1.1
Movies & Entertainment	3,378,207	1.0
Tobacco	3,289,485	1.0
Managed Health Care	3,251,821	1.0
Multi-line Insurance	3,189,897	1.0
Hypermarkets & Super Centers	3,150,012	1.0
Diversified Chemicals	3,136,279	1.0
Regional Banks	3,100,487	1.0
Industrial Machinery	3,097,504	1.0
Steel	2,993,892	0.9
Railroads	2,988,197	0.9
Biotechnology	2,811,165	0.9
Life & Health Insurance	2,693,041	0.8
Wireless Telecommunication Services	2,656,554	0.8
Electronic Equipment Manufacturers	2,497,817	0.8
Oil & Gas Equipment & Services	2,463,159	0.8
Thrifts & Mortgage Finance	2,368,067	0.7
Consumer Electronics	2,290,966	0.7
Property & Casualty	2,202,819	0.7
Construction Materials	2,110,117	0.7
Gas Utilities	2,107,197	0.7
Hotels, Resorts & Cruise Lines	2,026,022	0.6
Restaurants	1,989,771	0.6
Air Freight & Logistics	1,933,121	0.6

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Summary of Long-Term Investments by Industry Classification (Continued)

Industry	Value	Percent of Net Assets
Publishing	$1,870,120	0.6%
Multi-Utilities	1,841,746	0.6
Diversified Capital Markets	1,817,691	0.6
Food Retail	1,790,393	0.6
Paper Products	1,779,605	0.6
Personal Products	1,702,748	0.5
Specialty Chemicals	1,685,284	0.5
Consumer Finance	1,682,737	0.5
Broadcasting & Cable TV	1,580,585	0.5
Trucks	1,557,632	0.5
Brewers	1,547,427	0.5
Office Electronics	1,539,757	0.5
Real Estate Investment Trusts	1,475,859	0.5
Home Improvement Retail	1,435,256	0.4
Department Stores	1,376,668	0.4
Data Processing & Outsourcing Services	1,349,740	0.4
Building Products	1,331,367	0.4
Trading Companies & Distributors	1,314,532	0.4
Asset Management & Custody Banks	1,255,020	0.4
Apparel, Accessories & Luxury Goods	1,198,533	0.4
Internet Software & Services	1,196,837	0.4
Application Software	1,183,635	0.4
Traders	1,171,654	0.4
Industrial Gases	1,161,561	0.4
Apparel Retail	1,156,087	0.4
Commodity Chemicals	1,148,085	0.4
Electrical Components & Equipment	1,140,013	0.4
Health Care Services	1,111,880	0.3
Services	1,104,823	0.3
Semiconductor Equipment	1,078,675	0.3
Oil & Gas Drilling	1,056,851	0.3
Fertilizers & Agricultural Chemicals	1,052,332	0.3
Casinos & Gaming	1,012,935	0.3
Computer Storage & Peripherals	991,360	0.3
Construction & Engineering	943,183	0.3
Environmental & Facilities Services	908,533	0.3
Auto Parts & Equipment	897,877	0.3
Gold	847,926	0.3
Drug Retail	822,225	0.3
Distillers & Vintners	815,260	0.3
Highways & Railtracks	790,242	0.2
IT Consulting & Other Services	780,533	0.2
Homebuilding	740,630	0.2
Aluminum	730,022	0.2
Specialized Finance	651,984	0.2

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Portfolio of Investments ■ June 30, 2005 continued

Summary of Long-Term Investments by Industry Classification (Continued)

Industry	Value	Percent of Net Assets
General Merchandise Stores	$626,523	0.2%
Oil & Gas Storage & Transportation	614,565	0.2
Advertising	611,071	0.2
Health Care Distributors	596,452	0.2
Oil & Gas Refining & Marketing	552,096	0.2
Tires & Rubber	545,819	0.2
Electronic Manufacturing Services	506,408	0.2
Home Entertainment Software	503,431	0.2
Heavy Electrical Equipment	476,709	0.1
Photographic Products	463,028	0.1
Internet Retail	462,392	0.1
Marine	440,221	0.1
Airlines	422,813	0.1
Water Utilities	344,390	0.1
Forest Products	339,750	0.1
Human Resources & Employment Services	318,055	0.1
Specialty Stores	303,506	0.1
Commercial Printing	293,908	0.1
Specialized Consumer Services	285,915	0.1
Office Services & Supplies	273,403	0.1
Computer & Electronics Retail	253,938	0.1
Airport Services	250,316	0.1
Trucking	240,698	0.1
Homefurnishing Retail	223,845	0.1
Health Care Facilities	165,860	0.1
Leisure Facilities	160,766	0.1
Agricultural Products	159,121	0.1
Paper Packaging	151,730	0.0
Marine Ports & Services	149,916	0.0
Distributors	148,620	0.0
Metal & Glass Containers	140,258	0.0
Reinsurance	135,504	0.0
Catalog Retail	133,706	0.0
Household Appliances	129,667	0.0
Leisure Products	121,256	0.0
Automotive Retail	106,420	0.0
Insurance Brokers	92,048	0.0
Footwear	85,811	0.0
Technology Distributors	83,456	0.0
Alternative Carriers	64,193	0.0
Health Care Supplies	53,061	0.0
Education Services	39,200	0.0
Motorcycle Manufacturers	36,404	0.0
Textile	33,770	0.0
Home Furnishings	20,822	0.0
Multi-Sector Holdings	5,795	0.0
Housewares & Specialties	2,805	0.0
	$301,561,061	93.6%

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2005

Assets:
Total Investments (Cost $246,221,548)	$317,415,061
Foreign Currency (Cost $734,009)	731,607
Cash	4,871,550
Receivables:
Dividends	718,477
Fund Shares Sold	351,735
Variation Margin on Futures	8,933
Investments Sold	3,747
Interest	1,431
Forward Foreign Currency Contracts	36,437
Other	133,832
Total Assets	324,272,810
Liabilities:
Payables:
Fund Shares Repurchased	779,230
Distributor and Affiliates	274,146
Investment Advisory Fee	240,986
Investments Purchased	2,450
Accrued Expenses	458,943
Directors' Deferred Compensation and Retirement Plans	136,319
Forward Foreign Currency Contracts	71,735
Total Liabilities	1,963,809
Net Assets	$322,309,001
Net Assets Consist of:
Capital (Par value of $.001 per share with 1,500,000,000 shares authorized)	$385,070,786
Net Unrealized Appreciation	71,031,775
Accumulated Undistributed Net Investment Income	2,283,314
Accumulated Net Realized Loss	(136,076,874)
Net Assets	$322,309,001
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $184,618,563 and 13,537,862 shares of beneficial interest issued and outstanding)	$13.64
Maximum sales charge (5.75%* of offering price)	.83
Maximum offering price to public	$14.47
Class B Shares: Net asset value and offering price per share (Based on net assets of $104,072,988 and 8,167,362 shares of beneficial interest issued and outstanding)	$12.74
Class C Shares: Net asset value and offering price per share (Based on net assets of $33,617,450 and 2,640,691 shares of beneficial interest issued and outstanding)	$12.73

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Statements continued

Statement of Operations

For the Year Ended June 30, 2005

Investment Income:
Dividends (Net of foreign withholding taxes of $496,064)	$7,001,821
Interest	251,699
Other	3,103
Total Income	7,256,623
Expenses:
Investment Advisory Fee	3,232,388
Shareholder Services	1,328,838
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $442,731, $257,615 and $360,354, respectively)	1,060,700
Custody	126,871
Legal	71,614
Directors' Fees and Related Expenses	24,285
Other	545,171
Total Expenses	6,389,867
Expense Reduction ($466,803 Investment Advisory Fee and $169,944 Other)	636,747
Less Credits Earned on Cash Balances	5,409
Net Expenses	5,747,711
Net Investment Income	$1,508,912
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$7,624,766
Futures	2,556,130
Forward Foreign Currency Contracts	704,491
Foreign Currency Transactions	251,935
Net Realized Gain	11,137,322
Unrealized Appreciation/Depreciation:
Beginning of the Period	58,538,705
End of the Period:
Investments	71,193,513
Futures	8,933
Forward Commitments	(35,298)
Foreign Currency Translation	(135,373)
71,031,775
Net Unrealized Appreciation During the Period	12,493,070
Net Realized and Unrealized Gain	$23,630,392
Net Increase in Net Assets from Operations	$25,139,304

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Statements continued

Statements of Changes in Net Assets

	For The Year Ended June 30, 2005	For The Year Ended June 30, 2004
From Investment Activities:
Operations:
Net Investment Income	$1,508,912	$155,606
Net Realized Gain	11,137,322	11,506,632
Net Unrealized Appreciation During the Period	12,493,070	52,204,130
Change in Net Assets from Operations	25,139,304	63,866,368
Distributions from Net Investment Income:
Class A Shares	(329,799)	(1,161,073)
Class B Shares	-0-	-0-
Class C Shares	-0-	-0-
Total Distributions	(329,799)	(1,161,073)
Net Change in Net Assets from Investment Activities	24,809,505	62,705,295
From Capital Transactions:
Proceeds from Shares Sold	53,808,320	155,172,646
Net Asset Value of Shares Issued Through Dividend Reinvestment	319,098	1,110,974
Cost of Shares Repurchased	(92,512,002)	(216,988,935)
Net Change in Net Assets from Capital Transactions	(38,384,584)	(60,705,315)
Total Increase/Decrease in Net Assets	(13,575,079)	1,999,980
Net Assets:
Beginning of the Period	335,884,080	333,884,100
End of the Period (Including accumulated undistributed net investment income of $2,283,314 and $36,867, respectively)	$322,309,001	$335,884,080

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of the Period	$12.60	$10.47	$11.15	$12.61	$17.74
Net Investment Income (a)	.07	.02	.05	.01	.07
Net Realized and Unrealized Gain/Loss	.99	2.19	(.73)	(1.47)	(2.52)
Total from Investment Operations	1.06	2.21	(.68)	(1.46)	(2.45)
Less:
Distributions from Net Investment Income	.02	.08	-0-	-0-	-0-
Distributions from Net Realized Gain	-0-	-0-	-0-	-0-	2.68
Total Distributions	.02	.08	-0-	-0-	2.68
Net Asset Value, End of the Period	$13.64	$12.60	$10.47	$11.15	$12.61
Total Return* (b)	8.45%	21.15%	–6.01%	–11.66%	–15.03%
Net Assets at End of the Period (In millions)	$184.6	$179.8	$183.1	$215.2	$284.6
Ratio of Expenses to Average Net Assets*	1.70%	1.70%	1.70%	1.68%	1.65%
Ratio of Net Investment Income to Average Net Assets*	.56%	.20%	.56%	.08%	.43%
Portfolio Turnover	20%	35%	47%	30%	58%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.90%	1.88%	1.81%	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	.36%	.02%	.45%	N/A	N/A

(a)  Based upon average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchases. With respect to shares purchased prior to December 1, 2004, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2005		2004		2003		2002	2001
Net Asset Value, Beginning of the Period	$11.75		$9.71		$10.40		$11.84	$16.96
Net Investment Income/Loss (a)	.07		-0-	(c)	-0-	(c)	(.08)	(.05)
Net Realized and Unrealized Gain/Loss	.92		2.04		(.69)		(1.36)	(2.39)
Total from Investment Operations	.99		2.04		(.69)		(1.44)	(2.44)
Less Distributions from Net Realized Gain	-0-		-0-		-0-		-0-	2.68
Net Asset Value, End of the Period	$12.74		$11.75		$9.71		$10.40	$11.84
Total Return* (b)	8.43	% (d)	21.26	% (d)	–6.74	% (d)	–12.25%	–15.73%
Net Assets at End of the Period (In millions)	$104.1		$117.7		$110.3		$144.9	$187.1
Ratio of Expenses to Average Net Assets*	1.69	% (d)	1.86	% (d)	2.22	% (d)	2.43%	2.40%
Ratio of Net Investment Income/Loss to Average Net Assets*	.55	% (d)	.04	% (d)	.03	% (d)	(.69%)	(.32%)
Portfolio Turnover	20%		35%		47%		30%	58%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.89	% (d)	2.04	% (d)	2.33	% (d)	N/A	N/A
Ratio of Net Investment Income/Loss to Average Net Assets	.35	% (d)	(.14	%) (d)	(.08	%) (d)	N/A	N/A

(a)  Based upon average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Amount is less than $.01.

(d)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect actual 12b-1 fees of less than 1% (See footnote 6).

N/A=Not Applicable

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of the Period	$11.83	$9.84	$10.55	$12.02	$17.16
Net Investment Loss (a)	(.03)	(.06)	(.02)	(.08)	(.05)
Net Realized and Unrealized Gain/Loss	.93	2.05	(.69)	(1.39)	(2.41)
Total from Investment Operations	.90	1.99	(.71)	(1.47)	(2.46)
Less Distributions from Net Realized Gain	-0-	-0-	-0-	-0-	2.68
Net Asset Value, End of the Period	$12.73	$11.83	$9.84	$10.55	$12.02
Total Return* (b)	7.61%	20.22%	–6.73%	–12.23%	–15.65%
Net Assets at End of the Period (In millions)	$33.6	$38.4	$40.5	$55.6	$77.0
Ratio of Expenses to Average Net Assets*	2.45%	2.45%	2.45%	2.43%	2.40%
Ratio of Net Investment Loss to Average Net Assets*	(.22%)	(.58%)	(.20%)	(.69%)	(.32%)
Portfolio Turnover	20%	35%	47%	30%	58%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.65%	2.63%	2.56%	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(.42%)	(.76%)	(.31%)	N/A	N/A

(a)  Based upon average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

N/A=Not Applicable

See Notes to Financial Statements

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2005

1.  Significant Accounting Policies

The Van Kampen Global Equity Allocation Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation by investing in equity securities of U.S. and non-U.S. issuers in accordance with country weightings determined by the Fund's investment adviser and with stock selection within each country designed to replicate a broad market index. The Fund commenced operations on January 4, 1993. The Fund began offering the current Class B Shares on August 1, 1995. Class B Shares held prior to May 1, 1995 were renamed Class C Shares. The Fund registered Class I Shares on October 29, 2004. There were no sales of Class I Shares for the period ended December 31, 2004.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sales price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Investments in open-end investment companies are valued at their net asset value each business day. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser'') or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2005 continued

collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2005, the Fund had an accumulated capital loss carryforward for tax purposes of $131,152,725, which will expire according to the following schedule:

Amount	Expiration
$2,061,021	June 30, 2009
22,796,845	June 30, 2010
80,024,796	June 30, 2011
26,270,063	June 30, 2012

At June 30, 2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$251,288,494
Gross tax unrealized appreciation	$77,631,511
Gross tax unrealized depreciation	(11,504,944)
Net tax unrealized appreciation on investments	$66,126,567

E.  Distribution of Income and Gains The Fund declares and pays dividends annually from net investment income, as necessary and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains and a portion of future gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2005 continued

The tax character of distributions paid during the years ended June 30, 2005 and 2004 were as follows:

	2005	2004
Distributions paid from:
Ordinary income	$329,799	$1,161,073
Long-term capital gain	-0-	-0-
Return of Capital	-0-	-0-
	$329,799	$1,161,073

Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. A permanent book and tax difference related to the recognition of net realized gains on foreign currency transactions totaling $956,426 has been reclassified from accumulated net realized loss to accumulated undistributed net investment income. A permanent book and tax difference relating to the sale of Passive Foreign Investment Company securities totaling $112,535 was reclassified from accumulated net realized loss to accumulated undistributed net investment income. Also, a permanent book and tax basis difference relating to the Fund's investment in other regulated investment companies totaling $609 was reclassified from accumulated undistributed net investment income to accumulated net realized loss. Additionally, a permanent book to tax difference relating to distributions from Real Estate Investment Trusts totaling $2,236 was reclassified from accumulated net investment income to accumulated net realized loss.

As of June 30, 2005, the component of distributable earnings on a tax basis was as follows:

Undistributed ordinary income	$2,555,800

Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions and gains or losses recognized for tax purposes on open futures transactions on June 30, 2005.

F.  Expense Reductions During the year ended June 30, 2005, the Fund's custody fee was reduced by $5,409 as a result of credits earned on cash balances.

G.  Foreign Currency Translation and Foreign Investments The Fund may enter into forward foreign currency contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2005 continued

and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser provides investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $750 million	1.00%
Next $500 million	0.95%
Over $1.25 billion	0.90%

For the year ended June 30, 2005, the Adviser waived $466,803 of its advisory fees. This waiver is voluntary and can be discontinued at any time. This resulted in net expense ratios of 1.70%, 1.69% and 2.45% for Classes A, B and C Shares, respectively.

For the year ended June 30, 2005, the Fund recognized expenses of approximately $25,500 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer ("CCO") Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2005, the Fund recognized expenses of approximately $54,900, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accoutning Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2005, the Fund recognized expenses of approximately $1,100,900 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

The Adviser had voluntarily agreed to reimburse the Fund to the extent the total accounting, transfer agency and sub-transfer agency fees exceed .25% of the average daily net assets of the Fund. For the four months ended October 31, 2004, the Adviser reimbursed approximately $169,900 of these fees. Effective November 1, 2004, this reimbursement was discontinued.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2005 continued

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $82,580 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2005. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

3.  Capital Transactions

At June 30, 2005, capital aggregated $204,827,957, $141,026,373 and $39,216,456 for Classes A, B, and C, respectively. For the year ended June 30, 2005, transactions were as follows:

	Shares	Value
Sales:
Class A	2,690,533	$35,575,843
Class B	1,278,977	15,674,523
Class C	205,283	2,557,954
Total Sales	4,174,793	$53,808,320
Dividend Reinvestment:
Class A	24,005	$319,098
Class B	-0-	-0-
Class C	-0-	-0-
Total Dividend Reinvestment	24,005	$319,098
Repurchases:
Class A	(3,447,159)	$(44,686,808)
Class B	(3,130,028)	(37,881,711)
Class C	(807,245)	(9,943,483)
Total Repurchases	(7,384,432)	$(92,512,002)

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2005 continued

At June 30, 2004, capital aggregated $213,619,824, $163,233,561 and $46,601,985 for Classes A, B, and C, respectively. For the year ended June 30, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	12,284,162	$135,534,678
Class B	1,519,709	17,121,266
Class C	223,721	2,516,702
Total Sales	14,027,592	$155,172,646
Dividend Reinvestment:
Class A	94,151	$1,110,974
Class B	-0-	-0-
Class C	-0-	-0-
Total Dividend Reinvestment	94,151	$1,110,974
Repurchases:
Class A	(15,595,966)	$(173,515,944)
Class B	(2,853,675)	(31,085,331)
Class C	(1,101,198)	(12,387,660)
Total Repurchases	(19,550,839)	$(216,988,935)

Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares seven years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2005 and 2004, 872,001 and 288,353 Class B Shares converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

	Contingent Deferred Sales Charge as a Percentage of Dollar Amount Subject to Charge
Year of Redemption	Class B	Class C
First	5.00%	1.00%
Second	4.00%	None
Third	3.00%	None
Fourth	2.50%	None
Fifth	1.50%	None
Sixth and Thereafter	None	None

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2005 continued

For the year ended June 30, 2005, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $44,100 and CDSC on redeemed shares of approximately $98,800. Sales charges do not represent expenses of the Fund.

4.  Redemption Fee

Effective January 1, 2004, the Fund will assess a 2% redemption fee on the proceeds of Class A Shares of the Fund that are redeemed (either by sale or exchange) within 60 days of purchase. The redemption fee is paid directly to the Fund. For the year ended June 30, 2005, the Fund received redemption fees of $2,431, which are reported as part of "Cost of Shares Repurchased" in the Statement of Changes in Net Assets.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $60,822,747 and $95,744,538, respectively.

6.  Distribution and Service Plans

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

Annual fees under the Plans of up to .25% of Class A average daily net assets and up to 1.00% each of Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed (''unreimbursed receivable'') was approximately $0 and $369,200 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

Included in the fees for the year ended June 30, 2005, are payments retained by Van Kampen of approximately $259,400 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $84,000.

7.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2005 continued

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures or forward contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the futures or forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below are the specific types of derivative financial instruments used by the Fund.

A.  Forward Foreign Currency Contracts These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2005 continued

At June 30, 2005, the Fund had outstanding forward foreign currency contracts as follows:

	In Exchange For	Current Value	Unrealized Appreciation/ Depreciation
Long Contracts
Euro, 7,134,238 expiring 09/08/05	US$	$8,656,256	$(32,925)
Euro, 5,294,224 expiring 09/15/05	US$	6,425,572	(20,410)
Euro, 3,980,295 expiring 09/15/05	US$	4,830,863	(8,578)
Euro, 306,478 expiring 09/15/05	US$	371,971	1,442
Euro, 2,526,510 expiring 09/15/05	US$	3,066,412	4,408
Japanese Yen, 1,665,825,600 expiring 09/08/05	US$	15,120,803	(307,365)
Japanese Yen, 178,830,000 expiring 09/15/05	US$	1,624,324	(26,465)
Taiwan Dollar, 95,340,000 expiring 07/20/05	US$	3,013,382	(30,679)
			(420,572)
Short Contracts
Euro, 7,134,238 expiring 09/08/05	US$	$8,656,256	$93,744
Euro, 915,800 expiring 09/15/05	US$	1,111,501	(3,951)
Euro, 1,616,910 expiring 09/15/05	US$	1,962,435	4,285
Euro, 2,518,000 expiring 09/15/05	US$	3,056,083	1,650
Euro, 93,521 expiring 09/15/05	US$	113,506	(359)
Japanese Yen 839,576,400 expiring 09/08/05	US$	7,620,887	179,113
Japanese Yen 826,249,200 expiring 09/08/05	US$	7,499,916	100,084
Japanese Yen 70,530,000 expiring 09/15/05	US$	640,629	10,708
			385,274
			$(35,298)

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2005 continued

B.  Futures Contracts A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures of equity indices and typically closes the contract prior to the delivery date. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the Investment Company Act of 1940, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

Transactions in futures contracts for the year ended June 30, 2005, were as follows:

Contracts
Outstanding at June 30, 2004	291
Futures Opened	2,741
Futures Closed	(2,675)
Outstanding at June 30, 2005	357

The futures contracts outstanding as of June 30, 2005, and the descriptions and the unrealized appreciation/depreciation are as follows:

	Contracts	Unrealized Appreciation/ Depreciation
Long Contracts
CAC 40 10 Euro Index-September 2005 (Current Notional Value of $51,447 per contract)	34	$13,851
DAX Index-September 2005 (Current Notional Value of $139,906 per contract)	62	29,840
Hang Seng Stock Index-July 2005 (Current Notional Value of $91,390 per contract)	74	(23,839)
MSCI Taiwan Stock Index-July 2005 (Current Notional Value of $25,870 per contract)	134	(23,741)
Topix Index-September 2005 (Current Notional Value of $105,992 per contract)	10	30,467
	314	26,578
Short Contracts
DJ Euro Stoxx 50 Index-September 2005 (Current Notional Value of $38,717 per contract)	43	(17,645)
	357	$8,933

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2005 continued

8.  Legal Matters

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph. However, pursuant to an agreement between the parties, that plaintiff's proposed second amended derivative complaint was withdrawn and the allegations regarding market timing and late trading asserted therein were filed in a separate complaint and coordinated with other cases related to market timing that have been centralized in a federal court.

The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

The Adviser and Van Kampen Series Fund, Inc. are named as defendants in a recently filed class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

Van Kampen Global Equity Allocation Fund

Notes to Financial Statements ■ June 30, 2005 continued

9.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Van Kampen Global Equity Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Van Kampen Global Equity Allocation Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Global Equity Allocation Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Equity Allocation Fund as of June 30, 2005, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 11, 2005

Van Kampen Global Equity Allocation Fund

Board of Directors and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Mitchell M. Merin*

Jack E. Nelson

Richard F. Powers, III*

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Officers

Mitchell M. Merin
President and Chief Executive Officer

Ronald E. Robison
Executive Vice President and
Principal Executive Officer

Joseph J. McAlinden
Executive Vice President and
Chief Investment Officer

Amy R. Doberman
Vice President

Stefanie V. Chang
Vice President and Secretary

John L. Sullivan
Chief Compliance Officer

James W. Garrett
Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management
1221 Avenue of the Americas
New York, New York 10020

Distributor

Van Kampen Funds Inc.
1221 Avenue of the Americas
New York, New York 10020

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 947
Jersey City, New Jersey 07303-0947

Custodian

State Street Bank
and Trust Company
225 W. Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

Legal Counsel

Skadden, Arps, Slate,
Meagher, & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered Public
Accounting Firm

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2005. For corporate shareholders, 100% of the distributions qualify for the dividends received deduction. The Fund may pass through foreign tax credits of $496,064 and has derived gross income from sources within foreign countries amounting to $4,277,957. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount of $329,799 as taxed at a maximum of 15%. In January, the Fund provides tax information to shareholders for the precedingcalendar year.

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen Global Equity Allocation Fund

Director and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (60) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Director of St. Vincent de Paul Center, a Chicago based day care facility serving the children of low income families. Board member of the Illinois Manufacturers' Association.	82	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Jerry D. Choate (66) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Director of Valero Energy Corporation, an independent refining company

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Dring Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Rod Dammeyer (64) CAC, L.L.C. 4350 LaJolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services. Prior to February 2001, Vice Chairman and Director of Anixter International, Inc., a global distributor of wire, cable and communications connectivity products Prior to July 2000, Managing Partner of Equity Group Corporate Investment (EGI), a company that makes private investments in other companies.	82	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Stericycle, Inc., Ventana Medical Systems, Inc., and GATX Corporation, and Trustee of The Scripps Research Institute. Prior to January 2005, Trustee of the University of Chicago Hospitals and Health Systems. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc. Prior to May 2002, Director of Peregrine Systems Inc. Prior to February 2001, Director of IMC Global Inc. Prior to July 2000, Director of Allied Riser Communications Corp., Matria Healthcare Inc., Transmedia Networks, Inc., CNA Surety, Corp. and Grupo Azcarero Mexico(GAM).

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy (57) Heidrick & Struggles 233 South Wacker Drive Suite 7000 Chicago, IL 60606	Director	Director since 1997	Managing Partner of Heidrick & Struggles, an executive search firm. Trustee on the University of Chicago Hospitals Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1996, Trustee of The International House Board, a fellowship and housing organization for international graduate students. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

R. Craig Kennedy (53) 1744 R Street, NW Washington, DC 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Howard J Kerr (69) 736 North Western Avenue P.O. Box 317 Lake Forest, IL 60045	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company. Director of the Marrow Foundation	82	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (69) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the NASD, Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board President of Nelson Sales and Services Corporation a marketing and services company to support affiliated companies.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (64) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and fellow of the American a Academy of Arts and Sciences.	82	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Winston Laboratories, Inc.

Suzanne H. Woolsey, Ph.D. (63) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of Colorado College. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand	80	Trustee/Director/Managing General Partner of funds in the Fund Complex Director. of Fluor Corp., an engineering, procurement and construction organization, since January 2004 and Director of Neurogen Corporation, a pharmaceutical company, since January 1998.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Interested Directors:*

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Mitchell M. Merin* (52) 1221 Avenue of the Americas New York, NY 10020	Director and President	Director since 1999; President since 2002	President of funds in the Fund Complex. Chairman, President, Chief Executive Officer and Director of the Adviser and Van Kampen Advisors Inc. since December 2002. Chairman, President and Chief Executive Officer of Van Kampen Investments since December 2002. Director of Van Kampen Investments since December 1999. Chairman and Director of Van Kampen Funds Inc. since December 2002. President, Director and Chief Operating Officer of Morgan Stanley Investment Management since December 1998. President and Director since April 1997 and Chief Executive Officer since June 1998 of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Chairman, Chief Executive Officer and Director of Morgan Stanley Distributors Inc. since June 1998. Chairman since June 1998, and Director since January 1998 of Morgan Stanley Trust. Director of various Morgan Stanley subsidiaries. President of the Morgan Stanley Funds since May 1999. Previously Chief Executive Officer of Van Kampen Funds Inc. from December 2002 to July 2003, Chief Strategic Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. and Executive Vice President of Morgan Stanley Distributors Inc. from April 1997 to June 1998. Chief Executive Officer from September 2002 to April 2003 and Vice President from May 1997 to April 1999 of the Morgan Stanley Funds.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Richard F. Powers, III* (59) 1221 Avenue of the Americas New York, NY 10020	Director	Director since 1999	Advisory Director of Morgan Stanley. Prior to December 2002, Chairman, Director, President, Chief Executive Officer and Managing Director of Van Kampen Investments and its investment advisory, distribution and other subsidiaries. Prior to December 2002, President and Chief Executive Officer of funds in the Fund Complex. Prior to May 1998, Executive Vice President and Director of Marketing at Morgan Stanley and Director of Dean Witter, Discover & Co. and Dean Witter Realty. Prior to 1996, Director of Dean Witter Reynolds Inc.	82	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Wayne W. Whalen* (66) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	82	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

*  Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (66) 1221 Avenue of the Americas New York, NY 10020	Executive Vice President and Principal Executive Officer	Officer since 2003	Executive Vice President and Principal Executive Officer of funds in the Fund Complex. Chief Executive Officer and Chairman of Investor Services. Managing Director of Morgan Stanley. Chief Administrative Officer, Managing Director and Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Services Company Inc. and Managing Director and Director of Morgan Stanley Distributors Inc. Chief Executive Officer and Director of Morgan Stanley Trust. Executive Vice President and Principal Executive Officer of the Institutional and Retail Morgan Stanley Funds; Director of Morgan Stanley SICAV; previously Chief Global Operations Officer and Managing Director of Morgan Stanley Investment Management Inc.

Joseph J. McAlinden (62) 1221 Avenue of the Americas New York, NY 10020	Executive Vice President and Chief Investment Officer	Officer since 2002	Managing Director and Chief Investment Officer of Morgan Stanley Investment Advisors Inc., and Morgan Stanley Investment Management Inc. and Director of Morgan Stanley Trust for over 5 years. Executive Vice President and Chief Investment Officer of funds in the Fund Complex. Managing Director and Chief Investment Officer of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc. since December 2002.

Amy R. Doberman (43) 1221 Avenue of the Americas New York, NY 10020	Vice President	Officer since 2004	Managing Director and General Counsel, U.S. Investment Management; Managing Director of Morgan Stanley Investment Management, Inc., Morgan Stanley Investment Advisers Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex as of August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang (38) 1221 Avenue of the Americas New York, NY 10020	Vice President and Secretary	Officer since 2003	Executive Director of Morgan Stanley Investment Management. Vice President and Secretary of funds in the Fund Complex.

Van Kampen Global Equity Allocation Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
John L. Sullivan (50) 1 Parkview Plaza Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1997	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

James W. Garrett (36) 1221 Avenue of the Americas New York, NY 10020	Chief Financial Officer and Treasurer	Officer since 2005	Executive Director of Morgan Stanley Investment Management. Chief Financial Officer and Treasurer of the Morgan Stanley Institutional Funds since 2002 and funds in the Fund Complex since January 2005.

Your Notes

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

(continued on next page)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

(continued on back)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

www.vankampen.com

Copyright ©2005 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC

450, 550, 650
MSGE ANR 8/05
RN05-02053P-Y06/05

ANNUAL REPORT

June 30, 2005

MUTUAL FUNDS

Van Kampen

Global Franchise Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Global Franchise Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2005.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 6/30/05

Performance of a $10,000 investment

This chart compares your fund's performance to that of the MSCI World Index with Net Dividends from 9/30/98 (the first month-end after inception) through 6/30/05. Class A shares, adjusted for sales charges.

	A Shares since 9/25/98		B Shares since 9/25/98		C Shares since 9/25/98
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge
Since Inception	15.65%	14.64%	14.76%	14.76%	14.88%	14.88%
5-year	12.97	11.64	12.09	11.90	12.10	12.10
1-year	12.02	5.60	11.16	6.16	11.17	10.17

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower.

MSCI World Index with Net Dividends measures the performance of securities with reinvested dividends on the exchanges of North America, Europe, and Asia. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

1

Fund Report

For the 12-month period ended June 30, 2005

Van Kampen Global Franchise Fund is managed by the Adviser's Global Franchise team.1 Current team members include Hassan Elmasry, Managing Director of the Adviser; Ewa Borowska, Executive Director of the Adviser; Michael Allison and Paras Dodhia, Vice Presidents of the Adviser; and Jason Vowles, Senior Associate of the Adviser.

Market Conditions

Although global equity markets posted solid gains for the 12 month period overall, the period was characterized by uneven performance, market volatility and changing investor sentiment. As the period began, high oil prices, rising interest rates in the United States, and the potential consequences of slowing economic growth in China were among the factors that weighed on investors. Sentiment brightened considerably in the final months of 2004, however. Encouraging economic data and corporate earnings news, a speedy resolution to the U.S. presidential election and a dip in oil prices helped spark an equity market rally. The optimistic climate was relatively short lived, however. Surging oil prices and uncertainty about the pace of global economic growth re-emerged as dominant concerns in 2005.

As the reporting period came to a close, the U.S. economy seemed poised for future moderate growth. Encouraging retail sales and payroll data, an upward revision of first-quarter gross domestic product, and strengthening consumer confidence were among the factors that raised investors' spirits. In Europe, the climate was less positive. High oil prices and a strong euro (which can hurt exports) cast a shadow on corporate growth. Industrial production, consumer confidence and retail sales declined sharply. In the United Kingdom, the dip in consumer sentiment was particularly pronounced. These trends fuelled speculation that the Bank of England and the European Central Bank would reduce interest rates in order to stimulate the region's economic growth.

Performance Analysis

The fund returned 12.02 percent for the 12 months ended June 30, 2005 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark index, the MSCI World Index with Net Dividends, returned 10.05 percent for the period, respectively.

Total returns for the 12-month period ended June 30, 2005

Class A	Class B	Class C	MSCI World Index with Net Dividends
12.02%	11.16%	11.17%	10.05%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definitions.

1Team members may change without notice from time to time.

2

Food, beverage and tobacco stocks added most to the fund's overall return for the 12-month period. Despite encountering some short-term volatility due to litigation concerns in the United States, British American Tobacco was the fund's best performing holding. Other contributors within the tobacco group included Altria, Imperial Tobacco, Altadis and Swedish Match. The U.S. Department of Justice tobacco litigation activities could continue to put short- and medium-term pressure on stocks with U.S. exposure. Nonetheless, we continued to believe in the long-term fundamentals of the companies in the portfolio.

Wines and spirits producer Allied Domecq was a notable contributor during the period. Its stock price was boosted by Pernod Ricard's and Fortune Brands' April announcement of a bid for the company. Other food and beverage stocks that contributed during the period included British confectionery Cadbury Schweppes and Dutch baby food maker Numico, as well as Diageo (brands include Smirnoff, Johnnie Walker, Guinness, and Tanqueray) and Brown Forman (whose brands include Jack Daniel's and Fetzer).

In contrast, U.S. pharmaceuticals company Merck was the fund's largest individual detractor. We carefully revisited our investment case and met with company management. In our view, the withdrawal of Vioxx was clearly bad news, but not fatal to the business. Although we concede that Vioxx's legal liabilities are not easily quantifiable, our analysis supports our confidence in the company's long-term prospects, and we believe that the market has not given Merck credit for its new drug pipeline and strong balance sheet.

Media stocks also hampered the fund's overall return during the period. Although media stocks across the board have continued to struggle amid shaky consumer confidence and resulting weak advertising revenues, those companies with radio exposure tended to suffer more. Intermediation by satellite radio and portable MP3 players has presented a challenge for traditional radio companies. The fund's holdings in SMG (a leader in Scotland's television market and owner of Virgin Radio) and GCap Media (which owns the United Kingdom's leading radio stations) detracted. The New York Times rounded out the portfolio's media laggards.

We remain committed to the Global Franchise philosophy of seeking exceptional quality at compelling value. Consistent with our commitment to minimizing business risk, we continue to seek investment opportunities in companies with what we view as strong activities, investment banking, research and analysis, financing and financial advisory services and business franchises protected by a dominant intangible asset. Additionally, we seek sound management, substantial free cash flow and growth potential.

There is no guarantee the security sectors mentioned will continue to perform well or be held by the fund in the future.

3

Top 10 Holdings as of 6/30/05
British American Tobacco	8.1%
Cadbury Schweppes	6.1
Reckitt Benckiser	4.6
Altria Group, Inc.	4.4
Swedish Match	4.2
Diageo	4.1
Nestle, SA	4.1
Allied Domecq	4.0
GlaxoSmithKline	4.0
Kone Corp.	3.9
Summary of Investments by Country Classification as of 6/30/05
United Kingdom	40.7%
United States	18.8
Netherlands	9.2
Switzerland	7.6
France	5.6
Finland	4.8
Sweden	4.2
Spain	3.6
Canada	2.4
Total Long-Term Investments	96.9%
Short-Term Investments	3.5
Foreign Currency	0.8
Liabilities in Excess of Other Assets	–1.2
Net Assets	100.0%

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above.Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling 1-800-341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

5

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 800-847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 1/01/05 - 6/30/05.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only , and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/05	6/30/05	1/1/05-6/30/05
Class A
Actual	$1,000.00	$1,041.55	$6.68
Hypothetical	1,000.00	1,018.19	6.61
(5% annual return before expenses)
Class B
Actual	1,000.00	1,037.90	10.56
Hypothetical	1,000.00	1,014.49	10.44
(5% annual return before expenses)
Class C
Actual	1,000.00	1,037.57	10.56
Hypothetical	1,000.00	1,014.49	10.44
(5% annual return before expenses)

*  Expenses are equal to the Fund's annualized expense ratio of 1.32%, 2.09%, and 2.09% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

7

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Directors and by a majority of the independent directors voting separately.

On May 25, 2005, the Board of Directors, and the independent directors voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Directors considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving a change in the advisory fee rate effective June 1, 2004. The Board of Directors considered the contract over a period of several months and the non-management directors held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Directors considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Directors considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Directors also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Directors evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Directors reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Directors discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Directors, including the independent directors, evaluated all of the foregoing and does not believe any

8

single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Directors considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The directors discuss with investment adviser the resources available and used in managing the Fund and changes made in the Fund's portfolio management team and the Fund's portfolio management strategy over time. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The directors also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Directors reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, a performance committee of the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The directors discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the directors and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The directors discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The directors review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the directors review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together

9

by the investment adviser with the oversight of a special ad hoc committee of the Board. The directors discuss with the investment adviser its revenues and expenses, including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Directors considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the directors discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Directors considers other benefits to the investment adviser and it affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The directors review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

10

Van Kampen Global Franchise Fund

Portfolio of Investments ■ June 30, 2005

Description	Number of Shares	Value
Common Stocks 96.9%
Canada 2.4%
Torstar Corp., Class B	2,449,226	$49,576,236
Finland 4.8%
Cargotec Corp., Class B (a)	717,940	20,043,560
Kone Oyj, Class B (a)	1,331,707	79,772,463
		99,816,023
France 5.6%
Groupe Danone	736,108	64,540,326
Sanofi-Aventis, SA	623,949	51,081,828
		115,622,154
Netherlands 9.2%
Reed Elsevier NV	3,873,858	53,835,157
Royal Numico NV (a)	1,837,549	73,283,649
Wolters Kluwer, NV	3,246,120	61,911,840
		189,030,646
Spain 3.6%
Altadis, SA	1,362,473	56,949,978
Zardoya Otis S.A.	569,905	16,764,671
		73,714,649
Sweden 4.2%
Swedish Match AB	7,633,730	86,505,063
Switzerland 7.6%
Nestle, SA (Registered)	330,653	84,502,270
Novartis AG	1,518,470	72,122,690
		156,624,960
United Kingdom 40.7%
Allied Domecq plc	6,921,504	83,789,636
British American Tobacco plc	8,596,571	166,049,890
Cadbury Schweppes plc	13,176,350	125,430,752
Capital Radio plc	2,613,408	12,653,796
Diageo plc	5,781,296	84,952,305
GlaxoSmithKline plc	3,454,952	83,359,841
Imperial Tobacco Group plc	2,557,838	68,693,740
Reckitt Benckiser plc	3,223,661	94,717,092
SMG plc	13,249,961	22,510,137
Unilever plc	5,308,797	51,023,963
WPP Group plc	4,385,221	44,985,457
		838,166,609

See Notes to Financial Statements

11

Van Kampen Global Franchise Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
United States 18.8%
Altria Group, Inc.	1,415,981	$91,557,331
Bristol-Myers Squibb Co.	2,429,249	60,682,640
Brown-Forman Corp., Class B	874,950	52,899,477
Kimberly-Clark Corp.	841,740	52,684,507
Merck & Co., Inc.	2,379,519	73,289,185
New York Times Co., Class A	1,835,917	57,188,814
		388,301,954
Total Long-Term Investments 96.9% (Cost $1,615,462,428)		1,997,358,294
Repurchase Agreement 3.5%

State Street Bank & Trust Co. ($71,128,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 3.25%, dated 06/30/05, to be sold on 07/01/05 at $71,134,421) (Cost $71,128,000)	71,128,000
Total Investments 100.4% (Cost $1,686,590,428)	2,068,486,294
Foreign Currency 0.8% (Cost $17,550,468)	17,060,623
Liabilities in Excess of Other Assets (1.2%)	(24,740,263)
Net Assets 100.0%	$2,060,806,654

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security as this stock currently does not declare dividends.

Securities with total market value equal to $1,459,664,081 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

See Notes to Financial Statements

12

Van Kampen Global Franchise Fund

Portfolio of Investments n June 30, 2005 continued

Summary of Long-Term Investments by Industry Classification (Unaudited)

Industry	Value	Percent of Net Assets
Tobacco	$469,756,002	22.8%
Packaged Foods & Meats	398,780,961	19.3
Pharmaceuticals	340,536,183	16.5
Publishing	222,512,048	10.8
Distillers & Vintners	221,641,418	10.7
Household Products	147,401,598	7.2
Industrial Machinery	116,580,695	5.7
Advertising	44,985,457	2.2
Broadcasting & Cable TV	35,163,932	1.7
	$1,997,358,294	96.9%

13

Van Kampen Global Franchise Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2005

Assets:
Total Investments (Cost $1,686,590,428)	$2,068,486,294
Foreign Currency (Cost $17,550,468)	17,060,623
Cash	27
Receivables:
Dividends	6,201,672
Fund Shares Sold	2,639,013
Interest	6,421
Forward Foreign Currency Contracts	25,226,089
Other	97,191
Total Assets	2,119,717,330
Liabilities:
Payables:
Investments Purchased	52,905,469
Fund Shares Repurchased	2,453,436
Distributor and Affiliates	1,832,028
Investment Advisory Fee	1,259,526
Accrued Expenses	368,516
Directors' Deferred Compensation and Retirement Plans	91,701
Total Liabilities	58,910,676
Net Assets	$2,060,806,654
Net Assets Consist of:
Capital (Par value of $.001 per share with 1,500,000,000 shares authorized)	$1,621,773,906
Net Unrealized Appreciation	406,604,021
Accumulated Net Realized Gain	39,101,469
Accumulated Undistributed Net Investment Income	(6,672,742)
Net Assets	$2,060,806,654
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $1,272,359,545 and 54,587,159 shares of beneficial interest issued and outstanding)	$23.31
Maximum sales charge (5.75% of offering price)	1.42
Maximum offering price to public	$24.73
Class B Shares:
Net asset value and offering price per share (Based on net assets of $465,064,671 and 20,462,846 shares of beneficial interest issued and outstanding)	$22.73
Class C Shares:
Net asset value and offering price per share (Based on net assets of $323,382,438 and 14,108,856 shares of beneficial interest issued and outstanding)	$22.92

See Notes to Financial Statements

14

Van Kampen Global Franchise Fund

Financial Statements continued

Statement of Operations

For the Year Ended June 30, 2005

Investment Income:
Dividends (Net of foreign withholding taxes of $5,500,028)	$55,397,495
Interest	874,041
Total Income	56,271,536
Expenses:
Investment Advisory Fee	13,998,345
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $2,877,141, $4,364,732 and $3,021,366, respectively)	10,263,239
Shareholder Services	3,838,899
Custody	337,155
Legal	178,264
Directors' Fees and Related Expenses	31,443
Other	1,169,442
Total Expenses	29,816,787
Less Credits Earned on Cash Balances	29,163
Net Expenses	29,787,624
Net Investment Income	$26,483,912
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$52,983,102
Forward Foreign Currency Contracts	(25,188,944)
Foreign Currency Transactions	(981,082)
Net Realized Gain	26,813,076
Unrealized Appreciation/Depreciation:
Beginning of the Period	235,838,830
End of the Period:
Investments	381,895,866
Forward Foreign Currency Contracts	25,226,089
Foreign Currency Translation	(517,934)
406,604,021
Net Unrealized Appreciation During the Period	170,765,191
Net Realized and Unrealized Gain	$197,578,267
Net Increase in Net Assets from Operations	$224,062,179

See Notes to Financial Statements

15

Van Kampen Global Franchise Fund

Financial Statements continued

Statements of Changes in Net Assets

	For The Year Ended June 30, 2005	For The Year Ended June 30, 2004
From Investment Activities:
Operations:
Net Investment Income	$26,483,912	$10,855,470
Net Realized Gain/Loss	26,813,076	(5,051,422)
Net Unrealized Appreciation During the Period	170,765,191	201,001,354
Change in Net Assets from Operations	224,062,179	206,805,402
Distributions from Net Investment Income:
Class A Shares	-0-	(1,678,293)
Class B Shares	-0-	-0-
Class C Shares	-0-	-0-
	-0-	(1,678,293)
Distributions from Net Realized Gain:
Class A Shares	(12,856,108)	-0-
Class B Shares	(4,931,344)	-0-
Class C Shares	(3,408,068)	-0-
	(21,195,520)	-0-
Total Distributions	(21,195,520)	(1,678,293)
Net Change in Net Assets from Investment Activities	202,866,659	205,127,109
From Capital Transactions:
Proceeds from Shares Sold	552,729,907	921,849,071
Net Asset Value of Shares Issued Through Dividend Reinvestment	19,366,995	1,565,137
Cost of Shares Repurchased	(260,461,359)	(279,230,496)
Net Change in Net Assets from Capital Transactions	311,635,543	644,183,712
Total Increase in Net Assets	514,502,202	849,310,821
Net Assets:
Beginning of the Period	1,546,304,452	696,993,631
End of the Period (Including accumulated undistributed net investment income of ($6,672,742) and ($12,174,132), respectively)	$2,060,806,654	$1,546,304,452

See Notes to Financial Statements

16

Van Kampen Global Franchise Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of the Period	$21.04	$16.96	$17.23	$14.91	$13.78
Net Investment Income (a)	.38	.27	.22	.12	.15
Net Realized and Unrealized Gain/Loss	2.13	3.87	(.49)	2.31	1.89
Total from Investment Operations	2.51	4.14	(.27)	2.43	2.04
Less:
Distributions from Net Investment Income	-0-	.06	-0-	.11	.21
Distributions from Net Realized Gain	.24	-0-	-0- (c)	-0-	.70
Total Distributions	.24	.06	-0- (c)	.11	.91
Net Asset Value, End of the Period	$23.31	$21.04	$16.96	$17.23	$14.91
Total Return* (b)	12.02%	24.38%	–1.49%	16.45%	15.13%
Net Assets at End of the Period (In millions)	$1,272.4	$913.6	$365.0	$139.3	$15.8
Ratio of Expenses to Average Net Assets*	1.28%	1.51%	1.62%	1.80%	1.80%
Ratio of Net Investment Income to Average Net Assets*	1.70%	1.41%	1.40%	.73%	1.04%
Portfolio Turnover	14%	10%	24%	21%	8%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	N/A	N/A	N/A	1.80%	2.76%
Ratio of Net Investment Income to Average Net Assets (d)	N/A	N/A	N/A	.73%	.09%

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $  1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. With respect to shares purchased prior to December 1, 2004, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 0.25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Amount is less than $0.01 per share.

(d)  For the year ended June 30, 2002, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

N/A=Not Applicable

See Notes to Financial Statements

17

Van Kampen Global Franchise Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of the Period	$20.68	$16.74	$17.14	$14.84	$13.73
Net Investment Income (a)	.20	.11	.11	.01	.05
Net Realized and Unrealized Gain/Loss	2.09	3.83	(.51)	2.29	1.85
Total from Investment Operations	2.29	3.94	(.40)	2.30	1.90
Less:
Distributions from Net Investment Income	-0-	-0-	-0-	-0- (c)	.09
Distributions from Net Realized Gain	.24	-0-	-0- (c)	-0-	.70
Total Distributions	.24	-0-	-0- (c)	-0- (c)	.79
Net Asset Value, End of the Period	$22.73	$20.68	$16.74	$17.14	$14.84
Total Return* (b)	11.16%	23.46%	–2.25%	15.53%	14.16%
Net Assets at End of the Period (In millions)	$465.1	$378.2	$207.6	$80.5	$7.1
Ratio of Expenses to Average Net Assets*	2.03%	2.26%	2.38%	2.55%	2.55%
Ratio of Net Investment Income to Average Net Assets*	.93%	.59%	.70%	.05%	.34%
Portfolio Turnover	14%	10%	24%	21%	8%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	N/A	N/A	N/A	2.55%	3.82%
Ratio of Net Investment Income/Loss to Average Net Assets (d)	N/A	N/A	N/A	.05%	(.93%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Amount is less than $0.01 per share.

(d)  For the year ended June 30, 2002, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

N/A=Not Applicable

See Notes to Financial Statements

18

Van Kampen Global Franchise Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of the Period	$20.85	$16.88	$17.28	$14.96	$13.83
Net Investment Income (a)	.20	.12	.11	.01	.05
Net Realized and Unrealized Gain/Loss	2.11	3.85	(.51)	2.31	1.87
Total from Investment Operations	2.31	3.97	(.40)	2.32	1.92
Less:
Distributions from Net Investment Income	-0-	-0-	-0-	-0- (c)	.09
Distributions from Net Realized Gain	.24	-0-	-0- (c)	-0-	.70
Total Distributions	.24	-0-	-0- (c)	-0- (c)	.79
Net Asset Value, End of the Period	$22.92	$20.85	$16.88	$17.28	$14.96
Total Return* (b)	11.17%	23.45%	-2.24%	15.53%	14.19%
Net Assets at End of the Period (In millions)	$323.4	$254.6	$124.4	$47.2	$5.3
Ratio of Expenses to Average Net Assets*	2.03%	2.26%	2.38%	2.55%	2.55%
Ratio of Net Investment Income to Average Net Assets*	.93%	.62%	.73%	.04%	.34%
Portfolio Turnover	14%	10%	24%	21%	8%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets (d)	N/A	N/A	N/A	2.55%	3.84%
Ratio of Net Investment Income/Loss to Average Net Assets (d)	N/A	N/A	N/A	.04%	(.95%)

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Amount is less than $0.01 per share.

(d)  For the year ended June 30, 2002, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

N/A=Not Applicable

See Notes to Financial Statements

19

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2005

1.  Significant Accounting Policies

The Van Kampen Global Franchise Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund's investment adviser seeks to achieve the Fund's investment objective by investing primarily in a portfolio of publicly traded equity securities of issuers located in the U.S. and other countries that, in the judgement of the Fund's investment adviser, have resilient business franchises and growth potential. The Fund commenced operations on September 25, 1998. The Fund registered Class I Shares on October 29, 2004. There were no sales of Class I Shares for the period ended June 30, 2005.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Investments in securities listed on a securities exchange are valued at their last sales price as of the close of such securities exchange. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing price of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors. All other securities and assets for which market values are not readily available are valued at fair value as determined in good faith using procedures approved by the Board of Directors.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser"), or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully

20

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2005 continued

collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

At June 30, 2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$1,688,674,831
Gross tax unrealized appreciation	$433,371,014
Gross tax unrealized depreciation	(53,559,551)
Net tax unrealized appreciation on investments	$379,811,463

E.  Distribution of Income and Gains The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

The tax character of distributions paid during the years ended June 30, 2005 and 2004 was as follows:

	2005	2004
Distributions paid from:
Ordinary income	$1,902,064	$4,722,264
Long-term capital gain	19,293,456	-0-
	$21,195,520	$4,722,264

Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified in the Statement of Assets and Liabilities. A permanent book and tax difference related to net realized losses on foreign currency transactions totaling

21

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2005 continued

$26,170,026 was reclassified from accumulated net realized gain to accumulated undistributed net investment income. Permanent book and tax differences related to the prior year net operating loss and to distributions in excess of taxable income for the fiscal year 2005 totaling $2,140,762 and $3,046,596, respectively, were reclassified from accumulated undistributed net investment income to accumulated net realized gain. Additionally, a permanent book and tax difference related to the Fund's investment in other regulated investment companies totaling $146 was reclassified from accumulated undistributed net investment income to accumulated net realized gain.

As of June 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$41,936,544
Undistributed long-term capital gain	17,885,378

Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions.

F.  Expense Reductions During the year ended June 30, 2005, the Fund's custody fee was reduced by $29,163 as a result of credits earned on cash balances.

G.  Foreign Currency Translation and Foreign Investments The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

22

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2005 continued

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $500 million	.80%
Next $500 million	.75%
Over $1 billion	.70%

The Adviser has entered in to a subadvisory agreement with Morgan Stanley Investment Management Limited (the "Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

For the year ended June 30, 2005, the Fund recognized expenses of approximately $71,000, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer ("CCO") Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2004, the Fund recognized expenses of approximately $178,900, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2005, the Fund recognized expenses of approximately $3,352,100 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

The Adviser had voluntarily agreed to reimburse the Fund to the extent the total accounting, transfer agency and sub-transfer agency fees exceed 0.25% of the average daily net assets of the Fund. Effective November 1, 2004, this reimbursement was discontinued.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $46,617 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2005. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

23

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2005 continued

3.  Capital Transactions

At June 30, 2005, capital aggregated $1,014,515,551, $355,105,297 and $252,153,058 for Classes A, B, and C, respectively. For the year ended June 30, 2005, transactions were as follows:

	Shares	Value
Sales:
Class A	18,511,592	$391,255,914
Class B	4,205,269	86,758,996
Class C	3,584,234	74,714,997
Total Sales	26,301,095	$552,729,907
Dividend Reinvestment:
Class A	558,701	$12,062,376
Class B	215,037	4,545,812
Class C	129,400	2,758,807
Total Dividend Reinvestment	903,138	$19,366,995
Repurchases:
Class A	(7,900,082)	$(172,895,515)
Class B	(2,246,270)	(48,145,425)
Class C	(1,813,926)	(39,420,419)
Total Repurchases	(11,960,278)	$(260,461,359)

At June 30, 2004, capital aggregated $784,092,776, $311,945,914 and $214,099,673 for Classes A, B, and C, respectively. For the year ended June 30, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	33,608,494	$647,602,615
Class B	7,612,097	146,142,189
Class C	6,560,252	128,104,267
Total Sales	47,780,843	$921,849,071
Dividend Reinvestment:
Class A	81,348	$1,565,137
Class B	-0-	-0-
Class C	-0-	-0-
Total Dividend Reinvestment	81,348	$1,565,137
Repurchases:
Class A	(11,792,059)	$(214,508,801)
Class B	(1,720,530)	(32,211,147)
Class C	(1,722,551)	(32,510,548)
Total Repurchases	(15,235,140)	$(279,230,496)

24

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2005 continued

Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2005 and 2004, 190,506 and 35,677 Class B Shares converted to Class A Shares and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

	Contingent Deferred Sales Charge as a Percentage of Dollar Amount Subject to Charge
Year of Redemption	Class B	Class C
First	5.00%	1.00%
Second	4.00%	None
Third	3.00%	None
Fourth	2.50%	None
Fifth	1.50%	None
Thereafter	None	None

For the year ended June 30, 2005, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $956,100 and CDSC on redeemed shares of approximately $658,100. Sales charges do not represent expenses of the Fund.

4.  Redemption Fee

The Fund will assess a 2% redemption fee on the proceeds of Class A Shares of the Fund that are redeemed (either by sale or exchange) within 60 days of purchase. The redemption fee is paid directly to the Fund. For the year ended June 30, 2005, the Fund received redemption fees of approximately $93,200, which are reported as part of "Cost of Shares Repurchased" in the Statement of Changes in Net Assets.

5.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $625,318,564 and $255,658,498, respectively.

6.  Distribution and Service Plans

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

Annual fees under the Plans of up to 0.25% of Class A average daily net assets and up to 1.00% each for Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For

25

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2005 continued

Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $8,447,400 and $115,500 for Class B and Class C Shares, respectively. This amount may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

Included in the fees for the year ended June 30, 2005 are payments retained by Van Kampen of approximately $4,698,200 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $616,200.

7.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the portfolio's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

At June 30, 2005, the Fund had outstanding forward foreign currency contracts as follows:

	In Exchange For	Current Value	Unrealized Appreciation/ Depreciation
Short Contracts:
British Pound, 217,530,000 expiring 7/21/05	US$	$389,438,298	$25,226,089

8.  Legal Matters

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its

26

Van Kampen Global Franchise Fund

Notes to Financial Statements ■ June 30, 2005 continued

affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph. However, pursuant to an agreement between the parties, that plaintiff's proposed second amended derivative complaint was withdrawn and the allegations regarding market timing and late trading asserted therein were filed in a separate complaint and coordinated with other cases related to market timing that have been centralized in a federal court.

The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

The Adviser and Van Kampen Series Fund, Inc. are named as defendants in a recently filed class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and costs. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters

9.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

27

Van Kampen Global Franchise Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Van Kampen Global Franchise Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Global Franchise Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Franchise Fund as of June 30, 2005, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 11, 2005

28

Van Kampen Global Franchise Fund

Board of Directors, Officers and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Mitchell M. Merin*

Jack E. Nelson

Richard F. Powers, III*

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Officers

Mitchell M. Merin
President and Chief Executive Officer

Ronald E. Robison
Executive Vice President and Principal Executive Officer

Joseph J. McAlinden
Executive Vice President and Chief Investment Officer

Amy R. Doberman
Vice President

Stefanie V. Chang
Vice President and Secretary

John L. Sullivan
Chief Compliance Officer

James W. Garrett
Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management
1221 Avenue of the Americas
New York, New York 10020

Investment Subadviser

Morgan Stanley Investment
Management Limited
25 Cabot Square
Canary Wharf
London, United Kingdom E14 4QA

Distributor

Van Kampen Funds Inc.
1221 Avenue of the Americas
New York, New York 10020

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 947
Jersey City, New Jersey 07303-0947

Custodian

State Street Bank
and Trust Company
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

Legal Counsel

Skadden, Arps, Slate,
Meagher & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, IL 60606

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2005. For corporate shareholders, 100% of the distributions qualify for the dividends received deduction. The Fund designated and paid $19,293,457 as a long-term capital gain distribution. The Fund may pass through foreign tax credits of $5,500,028 and has derived gross income from sources within foreign countries amounting to $48,677,285. Certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund intends to designate up to a maximum of $4,946,020 as taxed at a maximum of 15%.

In January, the Fund provides tax information to shareholders for the preceding calendar year.

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

29

Van Kampen Global Franchise Fund

Director and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (60) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Director of St. Vincent de Paul Center, a Chicago based day care facility serving the children of low income families. Board member of the Illinois Manufacturers' Association.	82	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Jerry D. Choate (66) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Director of Valero Energy Corporation, an independent refining company

30

Van Kampen Global Franchise Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Dring Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Rod Dammeyer (64) CAC, L.L.C. 4350 LaJolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services. Prior to February 2001, Vice Chairman and Director of Anixter International, Inc., a global distributor of wire, cable and communications connectivity products Prior to July 2000, Managing Partner of Equity Group Corporate Investment (EGI), a company that makes private investments in other companies.	82	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Stericycle, Inc., Ventana Medical Systems, Inc., and GATX Corporation, and Trustee of The Scripps Research Institute. Prior to January 2005, Trustee of the University of Chicago Hospitals and Health Systems. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc. Prior to May 2002, Director of Peregrine Systems Inc. Prior to February 2001, Director of IMC Global Inc. Prior to July 2000, Director of Allied Riser Communications Corp., Matria Healthcare Inc., Transmedia Networks, Inc., CNA Surety, Corp. and Grupo Azcarero Mexico(GAM).

31

Van Kampen Global Franchise Fund

Director and Officer Information continued

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy (57) Heidrick & Struggles 233 South Wacker Drive Suite 7000 Chicago, IL 60606	Director	Director since 1998	Managing Partner of Heidrick & Struggles, an executive search firm. Trustee on the University of Chicago Hospitals Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1996, Trustee of The International House Board, a fellowship and housing organization for international graduate students. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

R. Craig Kennedy (53) 1744 R Street, NW Washington, DC 20009	Director	Director since 1998	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Howard J Kerr (69) 736 North Western Avenue P.O. Box 317 Lake Forest, IL 60045	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company. Director of the Marrow Foundation	82	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust.

32

Van Kampen Global Franchise Fund

Director and Officer Information continued

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (69) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1998	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the NASD, Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board President of Nelson Sales and Services Corporation a marketing and services company to support affiliated companies.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (64) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and fellow of the American a Academy of Arts and Sciences.	82	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Winston Laboratories, Inc.

Suzanne H. Woolsey, Ph.D. (63) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of Colorado College. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand	80	Trustee/Director/Managing General Partner of funds in the Fund Complex Director. of Fluor Corp., an engineering, procurement and construction organization, since January 2004 and Director of Neurogen Corporation, a pharmaceutical company, since January 1998.

33

Van Kampen Global Franchise Fund

Director and Officer Information continued

Interested Directors:*

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Mitchell M. Merin* (52) 1221 Avenue of the Americas New York, NY 10020	Director and President	Director since 1999; President since 2002	President of funds in the Fund Complex. Chairman, President, Chief Executive Officer and Director of the Adviser and Van Kampen Advisors Inc. since December 2002. Chairman, President and Chief Executive Officer of Van Kampen Investments since December 2002. Director of Van Kampen Investments since December 1999. Chairman and Director of Van Kampen Funds Inc. since December 2002. President, Director and Chief Operating Officer of Morgan Stanley Investment Management since December 1998. President and Director since April 1997 and Chief Executive Officer since June 1998 of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Chairman, Chief Executive Officer and Director of Morgan Stanley Distributors Inc. since June 1998. Chairman since June 1998, and Director since January 1998 of Morgan Stanley Trust. Director of various Morgan Stanley subsidiaries. President of the Morgan Stanley Funds since May 1999. Previously Chief Executive Officer of Van Kampen Funds Inc. from December 2002 to July 2003, Chief Strategic Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. and Executive Vice President of Morgan Stanley Distributors Inc. from April 1997 to June 1998. Chief Executive Officer from September 2002 to April 2003 and Vice President from May 1997 to April 1999 of the Morgan Stanley Funds.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

34

Van Kampen Global Franchise Fund

Director and Officer Information continued

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Richard F. Powers, III* (59) 1221 Avenue of the Americas New York, NY 10020	Director	Director since 1999	Advisory Director of Morgan Stanley. Prior to December 2002, Chairman, Director, President, Chief Executive Officer and Managing Director of Van Kampen Investments and its investment advisory, distribution and other subsidiaries. Prior to December 2002, President and Chief Executive Officer of funds in the Fund Complex. Prior to May 1998, Executive Vice President and Director of Marketing at Morgan Stanley and Director of Dean Witter, Discover & Co. and Dean Witter Realty. Prior to 1996, Director of Dean Witter Reynolds Inc.	82	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Wayne W. Whalen* (66) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1998	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	82	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

*  Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

35

Van Kampen Global Franchise Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (66) 1221 Avenue of the Americas New York, NY 10020	Executive Vice President and Principal Executive Officer	Officer since 2003	Executive Vice President and Principal Executive Officer of funds in the Fund Complex. Chief Executive Officer and Chairman of Investor Services. Managing Director of Morgan Stanley. Chief Administrative Officer, Managing Director and Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Services Company Inc. and Managing Director and Director of Morgan Stanley Distributors Inc. Chief Executive Officer and Director of Morgan Stanley Trust. Executive Vice President and Principal Executive Officer of the Institutional and Retail Morgan Stanley Funds; Director of Morgan Stanley SICAV; previously Chief Global Operations Officer and Managing Director of Morgan Stanley Investment Management Inc.

Joseph J. McAlinden (62) 1221 Avenue of the Americas New York, NY 10020	Executive Vice President and Chief Investment Officer	Officer since 2002	Managing Director and Chief Investment Officer of Morgan Stanley Investment Advisors Inc., and Morgan Stanley Investment Management Inc. and Director of Morgan Stanley Trust for over 5 years. Executive Vice President and Chief Investment Officer of funds in the Fund Complex. Managing Director and Chief Investment Officer of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc. since December 2002.

Amy R. Doberman (43) 1221 Avenue of the Americas New York, NY 10020	Vice President	Officer since 2004	Managing Director and General Counsel, U.S. Investment Management; Managing Director of Morgan Stanley Investment Management, Inc., Morgan Stanley Investment Advisers Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex as of August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang (38) 1221 Avenue of the Americas New York, NY 10020	Vice President and Secretary	Officer since 2003	Executive Director of Morgan Stanley Investment Management. Vice President and Secretary of funds in the Fund Complex.

36

Van Kampen Global Franchise Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
John L. Sullivan (50) 1 Parkview Plaza Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1998	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

James W. Garrett (36) 1221 Avenue of the Americas New York, NY 10020	Chief Financial Officer and Treasurer	Officer since 2005	Executive Director of Morgan Stanley Investment Management. Chief Financial Officer and Treasurer of the Morgan Stanley Institutional Funds since 2002 and funds in the Fund Complex since January 2005.

37

Your Notes

Your Notes

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

(continued on next page)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

(continued on back)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

www.vankampen.com

Copyright ©2005 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC

475, 575, 675
GLF ANR 8/05
RN05-01945P-Y06/05

ANNUAL REPORT

June 30, 2005

MUTUAL FUNDS

Van Kampen

Global Value Equity Fund

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen Global Value Equity Fund performed during the annual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of June 30, 2005.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund.

NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 6/30/05

Performance of a $10,000 investment

This chart compares your fund's performance to that of the MSCI World Index with Net Dividends from 10/31/97 (the first month-end after inception) through 6/30/05. Class A shares, adjusted for sales charges.

	A Shares since 10/29/97		B Shares since 10/29/97		C Shares since 10/29/97
Average Annual Total Returns	w/o sales charges	w/max 5.75% sales charge	w/o sales charges	w/max 5.00% sales charge	w/o sales charges	w/max 1.00% sales charge
Since Inception	4.27%	3.47%	3.59%	3.59%	3.57%	3.57%
10-year	NA	NA	NA	NA	NA	NA
5-year	2.87	1.66	2.18	1.90	2.25	2.25
1-year	7.20	1.06	6.44	1.44	6.41	5.41

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 5.75 percent for Class A shares, a contingent deferred sales charge of 5.00 percent for Class B shares (in year one and declining to zero after year five), a contingent deferred sales charge of 1.00 percent for Class C shares in year one, and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements, the fund's returns would have been lower.

MSCI World Index with Net Dividends measures the performance of securities with reinvested dividends on the exchanges of North America, Europe, and Asia. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index. Source for index performance: Lipper Inc.

1

Fund Report

For the 12-month period ended June 30, 2005

Van Kampen Global Value Equity Fund is managed by the subadviser's Global Value team.1 Current members include Frances Campion, Managing Director of the Adviser; and Martin Moorman and Doug McGraw, Vice Presidents of the Adviser.

Market Conditions

Overall, global equity markets posted strong returns for the 12-month period ended June 30, 2005. Performance was uneven, however, and the market climate changed significantly throughout the period. Much of the gains of the reporting period were earned during the fourth quarter of 2004.

Although the United States economy continued to show signs of growth, investor apprehension remained heightened in the summer and early fall of 2004. Concerns centered on rising oil prices, an uncertain geopolitical landscape, the possibility of another protracted outcome to the U.S. presidential election, and the intentions of the Federal Open Market Committee (the "Fed"). In the autumn, sentiment improved markedly. Oil prices dipped and the presidential election came to a quick and decisive conclusion, setting the stage for a strong equities rally in November and December. In 2005, however, this ebullience abated. Profit taking and a renewed focus on rising oil prices stalled the market. In the wake of continued increases to the federal funds target rate, investors began to worry about a significant economic slowdown. The climate brightened again in the final months of the reporting period, as economic data improved and corporate earnings remained largely on track.

In Europe, economic growth-and sentiment-declined as the reporting period progressed. Strong performing economies (including the United Kingdom) retreated. A strong euro and weakening demand from China slowed export activity, typically a cornerstone of the European economy. These factors, as well as high oil prices, contributed to falling business confidence. Industrial production, consumer confidence and retail sales also declined. In the United Kingdom, consumers were more reserved in their spending as protracted weakness in the housing market spilled over to the retailing sector. As these trends unfolded, speculation increased that the Bank of England and the European Central Bank would reduce rates to stimulate growth.

Asia's economies also slowed their pace. In the opening months of the reporting period, the strong growth of the Chinese economy benefited the region as a whole. However, in the third quarter of 2004, a structured slowdown in China, directed by the Chinese government's tighter monetary policy, rippled across the global

1Team members may change without notice at any time .

2

economy. While this change in direction was of particular consequence to the Japanese economy (which relies on China's demand for its exports), Japan began showing signs of improvement as the reporting period closed. These included an upward revision in gross domestic product data and the continued abatement of deflationary pressures.

Performance Analysis

The fund returned 7.20 percent for the 12 months ended June 30, 2005 (Class A shares, unadjusted for sales charges). In comparison, the fund's benchmark index, the MSCI World Index with Net Dividends, returned 10.05 percent for the period.

Total return for the 12-month period ended June 30, 2005

Class A	Class B	Class C	MSCI World Index with Net Dividends
7.20%	6.44%	6.41%	10.05%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Positions in financial services stocks hindered performance. Insurance and asset manager exposure detracted, due to company-specific events. Performance relative to the MSCI World Index was also slowed by energy stocks. We favored large integrated oil service stocks, because we found their stock prices to be attractive relative to our analysis of their long-term fundamentals. While the portfolio's holdings performed strongly in absolute terms, its value-oriented investment strategy precluded its participation in the top-performing larger equipment and service stocks that led the market. Additionally, as the result of individual stock-selection decisions, the fund was underweighted in the energy sector overall versus the benchmark index. This positioning proved disadvantageous during the period, as the market continued to reward these stocks as crude oil prices soared. Media stocks also impeded performance.

In contrast, the portfolio was boosted by stock selection in the consumer staples sector. Exposure to the beverage sector helped due to company-specific events. Tobacco stocks further enhanced returns, amid improving sentiment surrounding potential litigation risks. As a result of individual stock selection decisions, the fund was significantly underweighted in information technology stocks relative to the benchmark index. This position proved advantageous, given the market's anxiety about slowing growth. Investors were also concerned that rising energy costs-and by extension, production costs-would increase corporations' reluctance to move forward with capital spending initiatives. Stock selection within pharmaceutical companies also contributed positively.

3

There is no guarantee the security sectors mentioned will continue to perform well or be held by the fund in the future.

Top 10 Holdings as of 6/30/05
Citigroup, Inc.	3.5%
Boeing Co.	2.8
GlaxoSmithKline Plc	2.7
Tyco International, Ltd.	2.5
Royal Dutch Petroleum Co. - ADR	2.4
Wyeth, Inc.	2.2
Altria Group, Inc.	2.1
Nestle, SA (Registered)	1.9
ENI S.p.A.	1.9
Reed Elsevier Plc	1.8
Summary of Investments by Country Classification as of 6/30/05
United States	37.2%
United Kingdom	18.4
Japan	8.5
France	5.4
Switzerland	5.2
Netherlands	4.4
Italy	3.0
Bermuda	2.5
Ireland	2.1
Australia	2.0
Spain	1.9
Germany	1.8
Cayman Islands	1.0
New Zealand	1.0
Republic of Korea	0.8
Hong Kong	0.6
Total Long-Term Investments	95.8%
Short-Term Investments	3.6
Foreign Currency	0.7
Liabilities in Excess of Other Assets	–0.1
Total Net Assets	100.0%

Subject to change daily. All percentages are as a percentage of net assets. Provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or securities in the industries shown above.Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

4

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public Web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public Web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public Web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's Web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

You may obtain copies of a fund's fiscal quarter filings by contacting Van Kampen Client Relations at 1-800-847-2424.

Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling 1-800-341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

5

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free 800-847-2424 or by visiting our Web site at www.vankampen.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 by visiting our Web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

6

Expense Example

As a shareholder of the Fund, you incur two types of costs : (1) transaction costs, including sales charges (loads) on purchase payments of Class A Shares and contingent deferred sales charge on redemptions of Class B and C Shares; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 01/01/05 - 06/30/05.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or contingent deferred sales charges. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	1/1/05	6/30/05	1/1/05-6/30/05
Class A
Actual	$1,000.00	$987.09	$6.85
Hypothetical	1,000.00	1,017.89	6.95
(5% annual return before expenses)
Class B
Actual	1,000.00	983.14	10.52
Hypothetical	1,000.00	1,014.19	10.69
(5% annual return before expenses)
Class C
Actual	1,000.00	983.20	10.52
Hypothetical	1,000.00	1,014.19	10.69
(5% annual return before expenses)

*  Expenses are equal to the Fund's annualized expense ratio of 1.39%, 2.14%, and 2.14% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). These ratios reflect an expense waiver.

Assumes all dividends and distributions were reinvested.

7

Investment Advisory Agreement Approval

Both the Investment Company Act of 1940 and the terms of the Fund's investment advisory agreement require that the investment advisory agreement between the Fund and its investment adviser be approved annually both by a majority of the Board of Directors and by a majority of the independent directors voting separately.

On May 25, 2005, the Board of Directors, and the independent directors voting separately, determined that the terms of the investment advisory agreement are fair and reasonable and approved the continuance of the investment advisory contract as being in the best interests of the Fund and its shareholders. In making its determination, the Board of Directors considered materials that were specifically prepared by the investment adviser at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of the Fund. Finally, the Board considered materials it had received in approving a change in the advisory fee rate effective November 1, 2004. The Board of Directors considered the contract over a period of several months and the non-management directors held sessions both with the investment adviser and separate from the investment adviser in reviewing and considering the contract.

In approving the investment advisory agreement, the Board of Directors considered, among other things, the nature, extent and quality of the services provided by the investment adviser, the performance, fees and expenses of the Fund compared to other similar funds and other products, the investment adviser's expenses in providing the services and the profitability of the investment adviser and its affiliated companies. The Board of Directors considered the extent to which any economies of scale experienced by the investment adviser are shared with the Fund's shareholders, and the propriety of existing and alternative breakpoints in the Fund's investment advisory fee schedule. The Board of Directors considered comparative advisory fees of the Fund and other investment companies and/or other products at different asset levels, and considered the trends in the industry versus historical and projected assets of the Fund. The Board of Directors also reviewed the benefit to the investment adviser of receiving research paid for by Fund assets and the propriety of such arrangements. The Board of Directors evaluated other benefits the investment adviser and its affiliates derive from their relationship with the Fund. The Board of Directors reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board of Directors discussed the financial strength of the investment adviser and its affiliated companies and the capability of the personnel of the investment adviser, and specifically the strength and background of its portfolio management personnel. The Board of Directors reviewed the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board of Directors, including the independent directors, evaluated

8

all of the foregoing and does not believe any single factor or group of factors control or dominate the review process, and, after considering all factors together, has determined, in the exercise of its business judgment, that approval of the investment advisory agreement is in the best interests of the Fund and its shareholders. The following summary provides more detail on certain matters considered but does not detail all matters considered.

Nature, Extent and Quality of the Services Provided. On a regular basis, the Board of Directors considers the roles and responsibilities of the investment adviser as a whole and for those specific portfolio management, support and trading functions servicing the Fund. The directors discuss with investment adviser the resources available and used in managing the Fund. The Fund discloses information about its portfolio management team members and their experience in its prospectus. The directors also discuss certain other services which are provided on a cost-reimbursement basis by the investment adviser or its affiliates to the Van Kampen funds including certain accounting, administrative and legal services. The Board has determined that the nature, extent and quality of the services provided by the investment adviser support its decision to approve the investment advisory contract.

Performance, Fees and Expenses of the Fund. On a regular basis, the Board of Directors reviews the performance, fees and expenses of the Fund compared to its peers and to appropriate benchmarks. In addition, a performance committee of the Board spends more focused time on the performance of the Fund and other funds in the Van Kampen complex, paying specific attention to underperforming funds. The directors discuss with the investment adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the directors and the investment adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance with special attention to three-year performance) and, when a fund's weighted performance is under the fund's benchmark, they discuss the causes and where necessary seek to make specific changes to investment strategy or investment personnel. The Fund discloses more information about its performance elsewhere in this report and in the Fund's prospectus. The directors discuss with the investment adviser the level of advisory fees for this Fund relative to comparable funds and other products advised by the adviser and others in the marketplace. The directors review not only the advisory fees but other fees and expenses (whether paid to the adviser, its affiliates or others) and the Fund's overall expense ratio. The Fund discloses more information about its fees and expenses in its prospectus. The Board has determined that the performance, fees and expenses of the Fund support its decision to approve the investment advisory contract.

Investment Adviser's Expenses in Providing the Service and Profitability. At least annually, the directors review the investment adviser's expenses in providing services to the Fund and other funds advised by the investment adviser and the profitability of the investment adviser. These profitability reports are put together by the investment adviser with the oversight of a special ad hoc committee of the Board. The directors discuss with the investment adviser its revenues and expenses,

9

including among other things, revenues for advisory services, portfolio management-related expenses, revenue sharing arrangement costs and allocated expenses both on an aggregate basis and per fund. The Board has determined that the analysis of the investment adviser's expenses and profitability support its decision to approve the investment advisory contract.

Economies of Scale. On a regular basis, the Board of Directors considers the size and growth prospects of the Fund and how that relates to the Fund's expense ratio and particularly the Fund's advisory fee rate. In conjunction with its review of the investment adviser's profitability, the directors discuss with the investment adviser how more (or less) assets can affect the efficiency or effectiveness of managing the Fund's portfolio and whether the advisory fee level is appropriate relative to current and projected asset levels and/or whether the advisory fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the investment advisory contract.

Other Benefits of the Relationship. On a regular basis, the Board of Directors considers other benefits to the investment adviser and it affiliates derived from its relationship with the Fund and other funds advised by the investment adviser. These benefits include, among other things, fees for transfer agency services provided to the funds, in certain cases research received by the adviser generated from commission dollars spent on funds' portfolio trading, and in certain cases distribution or service related fees related to funds' sales. The directors review with the investment adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that the other benefits received by the investment adviser or its affiliates support its decision to approve the investment advisory contract.

10

Van Kampen Global Value Equity Fund

Portfolio of Investments ■ June 30, 2005

Description	Number of Shares	Value
Common Stocks 95.8%
Australia 2.0%
Boral, Ltd.	365,578	$1,795,482
Foster's Group, Ltd.	491,031	1,983,926
National Australia Bank, Ltd.	146,801	3,428,293
		7,207,701
Bermuda 2.5%
Tyco International, Ltd.	308,430	9,006,156
Cayman Islands 1.0%
XL Capital, Ltd.	45,392	3,378,073
France 5.4%
BNP Paribas, SA	66,604	4,553,651
Lafarge, SA	45,094	4,092,100
Sanofi-Aventis	64,420	5,273,975
Total, SA	22,793	5,337,709
		19,257,435
Germany 1.8%
BASF, AG	54,417	3,606,756
BMW, AG	62,713	2,853,359
		6,460,115
Hong Kong 0.6%
Hong Kong Electric Holdings, Ltd.	428,500	1,953,758
Ireland 2.1%
Bank of Ireland	275,590	4,466,057
Kerry Group Plc, Ser A	120,098	2,964,931
		7,430,988
Italy 3.0%
ENI S.p.A.	257,537	6,611,925
Telecom Italia S.p.A.	1,568,979	4,061,062
		10,672,987
Japan 8.5%
Canon, Inc.	81,800	4,284,626
Fuji Photo Film Co., Ltd.	122,100	3,972,255
Kao Corp.	168,000	3,958,221
Mitsui Sumitomo Insurance Co., Ltd.	193,000	1,730,058
Sekisui House, Ltd.	265,000	2,666,634
Sumitomo Electric Industries, Ltd.	282,000	2,863,761
Takeda Pharmaceutical Co., Ltd.	111,900	5,532,558
Toyota Motor Corp.	42,200	1,508,752
Yamanouchi Pharmaceutical Co., Ltd.	102,400	3,494,537
		30,011,402

See Notes to Financial Statements

11

Van Kampen Global Value Equity Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
Netherlands 4.4%
Koninklijke Royal Philips Electronics, NV	56,917	$1,431,250
Royal Dutch Petroleum Co.-ADR	128,895	8,365,285
Unilever, NV CVA	51,493	3,333,474
Wolters Kluwer, NV CVA	132,304	2,523,377
		15,653,386
New Zealand 1.0%
Telecom Corp.	823,845	3,441,627
Republic of Korea 0.8%
SK Telecome Co., Ltd.-ADR	142,882	2,914,793
Spain 1.9%
Banco Bilbao Vizcaya Argentaria, SA	210,270	3,235,315
Telefonica, SA	220,773	3,604,723
		6,840,038
Switzerland 5.2%
Nestle, SA (Registered)	26,209	6,698,019
Novartis, AG	97,931	4,651,424
Syngenta, AG (Registered)	34,222	3,505,231
UBS, AG (Registered)	46,298	3,603,068
		18,457,742
United Kingdom 18.4%
Allied Domecq Plc	149,398	1,808,567
Amvescap Plc	279,107	1,655,590
BAA Plc	222,698	2,469,353
Barclays Plc	451,039	4,475,376
Cadbury Schweppes Plc	640,316	6,095,415
Diageo Plc	282,379	4,149,372
GlaxoSmithKline Plc	395,993	9,554,377
Imperial Tobacco Group Plc	229,496	6,163,384
Reed Elsevier Plc	668,000	6,377,651
Rentokil Initial Plc	520,520	1,482,047
Rolls-Royce Group Plc	918,897	4,711,189
Royal Bank of Scotland Group Plc	204,533	6,159,295
Vodafone Group Plc	2,329,647	5,660,815
William Morrison Supermarkets Plc	738,823	2,451,131
WPP Group Plc	192,829	1,978,122
		65,191,684

See Notes to Financial Statements

12

Van Kampen Global Value Equity Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Number of Shares	Value
United States 37.2%
Alcoa, Inc.	101,289	$2,646,682
Altria Group, Inc.	116,983	7,564,121
American Electric Power Co., Inc.	100,524	3,706,320
American International Group, Inc.	32,863	1,909,340
BJ's Wholesale Club, Inc. (a)	114,282	3,713,022
Boeing Co.	149,817	9,887,922
Bristol-Myers Squibb Co.	187,352	4,680,053
ChevronTexaco Corp.	75,790	4,238,177
Citigroup, Inc.	267,947	12,387,190
Exxon Mobil Corp.	29,153	1,675,423
First Data Corp.	92,558	3,715,278
Freddie Mac Corp.	26,791	1,747,577
Gap, Inc. (The)	83,960	1,658,210
General Dynamics Corp.	36,677	4,017,599
Georgia-Pacific Corp.	69,542	2,211,436
Hewlett-Packard Co.	176,287	4,144,507
International Business Machines Corp.	75,497	5,601,877
Loews Corp. - Carolina Group	48,597	1,619,252
MBIA, Inc.	39,092	2,318,546
McDonald's Corp.	147,560	4,094,790
Mellon Financial Corp.	136,689	3,921,607
Merrill Lynch & Co., Inc.	63,945	3,517,614
New York Times Co., Class A	90,334	2,813,904
Northrop Grumman Corp.	55,524	3,067,701
Pfizer, Inc.	180,489	4,977,887
Prudential Financial, Inc.	34,223	2,247,082
Saint Paul Travelers, Inc.	110,912	4,384,351
SBC Communications, Inc.	160,674	3,816,007
Schering-Plough Corp.	111,073	2,117,051
Verizon Communications, Inc.	126,815	4,381,458
Viacom, Inc., Class B	101,474	3,249,197
Wyeth, Inc.	176,762	7,865,909
Xerox Corp. (a)	152,959	2,109,305
		132,006,395
Total Long-Term Investments 95.8% (Cost $290,357,205)		339,884,280
Repurchase Agreement 3.6%
State Street Bank & Trust Co. ($12,845,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 3.25%, dated 06/30/05, to be sold on 07/01/05 at $12,846,160) (Cost $12,845,000)		12,845,000

See Notes to Financial Statements

13

Van Kampen Global Value Equity Fund

Portfolio of Investments ■ June 30, 2005 continued

Description	Value
Total Investments 99.4% (Cost $303,202,205)	$352,729,280
Foreign Currency 0.7% (Cost $2,455,241)	2,414,735
Liabilities in Excess of Other Assets (0.1%)	(182,992)
Net Assets 100.0%	$354,961,023

Percentages are calculated as a percentage of net assets.

(a)  Non-income producing security as this stock currently does not declare dividends.

ADR-American Depositary Receipt

CVA-Certification Van Aandelen

Securities with total market value equal to $184,213,578 have been valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

See Notes to Financial Statements

14

Van Kampen Global Value Equity Fund

Portfolio of Investments ■ June 30, 2005 continued

  Summary of Long-Term Investments by Industry Classification (Unaudited)

Industry	Market Value	Percent of Net Assets
Pharmaceuticals	$48,147,769	13.6%
Diversified Banks	26,317,986	7.4
Integrated Oil & Gas	26,228,519	7.4
Aerospace & Defense	21,684,411	6.1
Integrated Telecommunication Services	19,304,878	5.4
Packaged Foods & Meats	19,091,839	5.4
Tobacco	15,346,757	4.3
Other Diversified Financial Services	12,387,190	3.5
Property & Casualty	11,811,029	3.3
Publishing	11,714,932	3.3
Computer Hardware	9,746,385	2.8
Industrial Conglomerates	9,006,156	2.5
Wireless Telecommunication Services	8,575,608	2.4
Office Electronics	6,393,930	1.8
Distillers & Vintners	5,957,939	1.7
Construction Materials	5,887,583	1.7
Electric Utilities	5,660,077	1.6
Asset Management & Custody Banks	5,577,198	1.6
Automobile Manufacturers	4,362,111	1.2
Restaurants	4,094,790	1.2
Photographic Products	3,972,255	1.1
Household Products	3,958,221	1.1
Data Processing & Outsourcing Services	3,715,278	1.1
Hypermarkets & Super Centers	3,713,022	1.0
Diversified Chemicals	3,606,756	1.0
Diversified Capital Markets	3,603,068	1.0
Investment Banking & Brokerage	3,517,614	1.0
Fertilizers & Agricultural Chemicals	3,505,231	1.0
Movies & Entertainment	3,249,197	0.9
Electrical Components & Equipment	2,863,761	0.8
Homebuilding	2,666,634	0.8
Aluminum	2,646,682	0.7
Airport Services	2,469,353	0.7
Food Retail	2,451,131	0.7
Life & Health Insurance	2,247,082	0.6
Paper Products	2,211,436	0.6
Brewers	1,983,926	0.6
Advertising	1,978,122	0.6
Multi-line Insurance	1,909,340	0.5
Thrifts & Mortgage Finance	1,747,577	0.5
Apparel Retail	1,658,210	0.5
Environmental & Facilities Services	1,482,047	0.4
Consumer Electronics	1,431,250	0.4
	$339,884,280	95.8%

See Notes to Financial Statements

15

Van Kampen Global Value Equity Fund

Financial Statements

Statement of Assets and Liabilities

June 30, 2005

Assets:
Total Investments (Cost $303,202,205)	$352,729,280
Foreign Currency (Cost $2,455,241)	2,414,735
Cash	506
Receivables:
Fund Shares Sold	1,509,559
Dividends	1,146,074
Investments Sold	81,032
Interest	1,160
Other	81,386
Total Assets	357,963,732
Liabilities:
Payables:
Fund Shares Repurchased	1,990,404
Distributor and Affiliates	427,750
Investment Advisory Fee	196,302
Investments Purchased	81,032
Accrued Expenses	194,533
Directors' Deferred Compensation and Retirement Plans	112,688
Total Liabilities	3,002,709
Net Assets	$354,961,023
Net Assets Consist of:
Capital (Par value of $.001 per share with 1,500,000,000 shares authorized)	$325,623,939
Net Unrealized Appreciation	49,499,057
Accumulated Undistributed Net Investment Income	1,669,717
Accumulated Net Realized Loss	(21,831,690)
Net Assets	$354,961,023
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $133,162,396 and 11,609,928 shares of beneficial interest issued and outstanding)	$11.47
Maximum sales charge (5.75%* of offering price)	.70
Maximum offering price to public	$12.17
Class B Shares: Net asset value and offering price per share (Based on net assets of $193,188,409 and 17,430,342 shares of beneficial interest issued and outstanding)	$11.08
Class C Shares: Net asset value and offering price per share (Based on net assets of $28,610,218 and 2,573,551 shares of beneficial interest issued and outstanding)	$11.12

*  On sales of $50,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

16

Van Kampen Global Value Equity Fund

Financial Statements continued

Statement of Operations

For the Year Ended June 30, 2005

Investment Income:
Dividends (Net of foreign withholding taxes of $641,063)	$8,223,706
Interest	223,992
Total Income	8,447,698
Expenses:
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $232,449, $2,104,945 and $275,635, respectively)	2,613,029
Investment Advisory Fee	2,559,980
Shareholder Services	1,016,997
Custody	90,276
Legal	72,589
Directors' Fees and Related Expenses	24,471
Other	352,387
Total Expenses	6,729,729
Expense Reduction	49,086
Less Credits Earned on Cash Balances	6,487
Net Expenses	6,674,156
Net Investment Income	$1,773,542
Realized and Unrealized Gain/Loss:
Realized Gain:
Investments	$12,017,870
Foreign Currency Transactions	9,499
Net Realized Gain	12,027,369
Unrealized Appreciation/Depreciation:
Beginning of the Period	42,621,444
End of the Period:
Investments	49,527,075
Foreign Currency Translation	(28,018)
49,499,057
Net Unrealized Appreciation During the Period	6,877,613
Net Realized and Unrealized Gain	$18,904,982
Net Increase in Net Assets From Operations	$20,678,524

See Notes to Financial Statements

17

Van Kampen Global Value Equity Fund

Financial Statements continued

Statements of Changes in Net Assets

	For The Year Ended June 30, 2005	For The Year Ended June 30, 2004
From Investment Activities:
Operations:
Net Investment Income/Loss	$1,773,542	$(1,754)
Net Realized Gain	12,027,369	6,368,401
Net Unrealized Appreciation During the Period	6,877,613	58,975,614
Change in Net Assets from Operations	20,678,524	65,342,261
Distributions from Net Investment Income:
Class A Shares	-0-	(518,502)
Class B Shares	-0-	(553,796)
Class C Shares	-0-	(62,502)
Total Distributions	-0-	(1,134,800)
Net Change in Net Assets from Investment Activities	20,678,524	64,207,461
From Capital Transactions:
Proceeds from Shares Sold	100,799,195	109,628,901
Net Asset Value of Shares Issued Through Dividend Reinvestment	-0-	1,066,687
Cost of Shares Repurchased	(81,574,767)	(141,045,734)
Net Change in Net Assets from Capital Transactions	19,224,428	(30,350,146)
Total Increase in Net Assets	39,902,952	33,857,315
Net Assets:
Beginning of the Period	315,058,071	281,200,756
End of the Period (Including accumulated undistributed net investment income of $1,669,717 and ($114,448), respectively)	$354,961,023	$315,058,071

See Notes to Financial Statements

18

Van Kampen Global Value Equity Fund

Financial Highlights

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Year Ended June 30,
	2005	2004	2003	2002	2001
Net Asset Value, Beginning of the Period	$10.70	$8.60	$9.90	$10.57	$11.10
Net Investment Income	.14 (a)	.06 (a)	.07 (a)	.03 (a)	.07 (a)
Net Realized and Unrealized Gain/Loss	.63	2.14	(1.37)	(.60)	.38
Total from Investment Operations	.77	2.20	(1.30)	(.57)	.45
Less:
Distributions from Net Investment Income	-0-	.10	-0-	.10	-0-
Distributions from Net Realized Gain	-0-	-0-	-0-	-0-	.98
Total Distributions	-0-	.10	-0-	.10	.98
Net Asset Value, End of the Period	$11.47	$10.70	$8.60	$9.90	$10.57
Total Return* (b)	7.20%	25.64%	-13.13%	-5.28%	3.97%
Net Assets at End of the Period (In millions)	$133.2	$67.1	$52.6	$59.0	$90.7
Ratio of Expenses to Average Net Assets*	1.46%	1.64%	1.67%	1.60%	1.64%
Ratio of Net Investment Income to Average Net Assets*	1.23%	.66%	.88%	.26%	.60%
Portfolio Turnover	28%	43%	24%	34%	33%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.48%	1.67%	1.71%	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	1.21%	.63%	.84%	N/A	N/A

N/A = Not Applicable

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or a contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. With respect to shares purchased prior to December 1, 2004, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

19

Van Kampen Global Value Equity Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Year Ended June 30,
	2005	2004		2003	2002		2001
Net Asset Value, Beginning of the Period	$10.41	$8.37		$9.71	$10.35		$10.96
Net Investment Income/Loss	.03 (a)	(.02	)(a)	.01 (a)	(.05	)(a)	(.02	)(a)
Net Realized and Unrealized Gain/Loss	.64	2.08		(1.35)	(.56)		.39
Total from Investment Operations	.67	2.06		(1.34)	(.61)		.37
Less:
Distributions from Net Investment Income	-0-	.02		-0-	.03		-0-
Distributions from Net Realized Gain	-0-	-0-		-0-	-0-		.98
Total Distributions	-0-	.02		-0-	.03		.98
Net Asset Value, End of the Period	$11.08	$10.41		$8.37	$9.71		$10.35
Total Return* (b)	6.44%	24.69%		-13.80%	-5.81%		3.36%
Net Assets at End of the Period (In millions)	$193.2	$221.5		$205.6	$304.9		$383.9
Ratio of Expenses to Average Net Assets*	2.23%	2.40%		2.42%	2.35%		2.39%
Ratio of Net Investment Income/Loss to Average Net Assets*	.26%	(.16%)		.10%	(.47%)		(.15%)
Portfolio Turnover	28%	43%		24%	34%		33%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.25%	2.43%		2.46%	N/A		N/A
Ratio of Net Investment Income/Loss to Average Net Assets	.24%	(.19%)		.06%	N/A		N/A

N/A = Not Applicable

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

See Notes to Financial Statements

20

Van Kampen Global Value Equity Fund

Financial Highlights continued

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Year Ended June 30,
	2005	2004		2003		2002		2001
Net Asset Value, Beginning of the Period	$10.45	$8.40		$9.71		$10.35		$10.96
Net Investment Income/Loss	.03 (a)	(.01	)(a)	.04	(a)	(.05	)(a)	(.02	)(a)
Net Realized and Unrealized Gain/Loss .	.64	2.08		(1.35)		(.56)		.39
Total from Investment Operations	.67	2.07		(1.31)		(.61)		.37
Less:
Distributions from Net Investment Income	-0-	.02		-0-		.03		-0-
Distributions from Net Realized Gain	-0-	-0-		-0-		-0-		.98
Total Distributions	-0-	.02		-0-		.03		.98
Net Asset Value, End of the Period	$11.12	$10.45		$8.40		$9.71		$10.35
Total Return* (b)	6.41%	24.72	%(d)	-13.49	%(c) (d)	-5.81%		3.36%
Net Assets at End of the Period (In millions)	$28.6	$26.5		$23.0		$30.7		$38.4
Ratio of Expenses to Average Net Assets*	2.23%	2.39	%(d)	2.39	%(d)	2.35%		2.39%
Ratio of Net Investment Income/ Loss to Average Net Assets*	.31%	(.13	%)(d)	.44	%(c) (d)	(.47%)		(.15%)
Portfolio Turnover	28%	43%		24%		34%		33%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.25%	2.42	%(d)	2.43	%(d)	N/A		N/A
Ratio of Net Investment Income/ Loss to Average Net Assets	.29%	(.16	%)(d)	.40	%(c) (d)	N/A		N/A

N/A = Not Applicable

(a)  Based on average shares outstanding.

(b)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)  Certain non-recurring payments were made to Class C Shares, resulting in an increase to the Total Return and Ratio of Net Investment Income to Average Net Assets of .23% and .29%, respectively.

(d)  The Total Return, Ratio of Expenses to Average Net Assets and Ratio of Net Investment Income to Average Net Assets reflect the refund of certain 12b-1 fees of less than 1% (See footnote 6).

See Notes to Financial Statements

21

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2005

1.  Significant Accounting Policies

The Van Kampen Global Value Equity Fund (the "Fund") is organized as a separate diversified fund of Van Kampen Series Fund, Inc., a Maryland corporation, which is registered as an open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek long-term capital appreciation by investing primarily in equity securities of issuers throughout the world, including U.S. issuers. The Fund commenced operations on October 29, 1997. The Fund registered Class I Shares on October 29, 2004. There were no sales of Class I Shares for the period ended June 30, 2005.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates.

A.  Security Valuation Equity securities listed on a U.S. exchange are valued at the latest quoted sale price. Equity securities traded on NASDAQ are valued at the NASDAQ Official Closing Price. Securities listed on a foreign exchange are valued at their closing price. Listed securities and unlisted securities not traded on the valuation date for which market quotations are readily available are valued at the average between the bid and asked prices obtained from reputable brokers. Forward foreign currency contracts are valued using quoted foreign exchange rates. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value. Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Board of Directors.

B.  Security Transaction Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by the Adviser, or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due to the Fund.

C.  Income and Expenses Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Other income is accrued as earned. Income, expenses, and realized and unrealized gains or losses are allocated on a pro rata

22

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2005 continued

basis to each class of shares except for distribution and service fees and incremental transfer agency costs, which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation, as applicable, as the income is earned or capital gains are recorded.

The Fund intends to utilize provisions of the federal income tax law which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2005, the Fund had an accumulated capital loss carryforward for tax purposes of $16,681,371 which will expire according to the following schedule:

Amount	Expiration
$2,056,364	June 30, 2010
3,945,006	June 30, 2011
10,680,001	June 30. 2012

At June 30,2005, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$308,352,524
Gross tax unrealized appreciation	$57,909,201
Gross tax unrealized depreciation	(13,532,445)
Net tax unrealized appreciation on investments	$44,376,756

E.  Distribution of Income and Gains The Fund declares and pays dividends annually from net investment income and net realized gains, if any. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. Distributions from the Fund are recorded on the ex-distribution date.

The tax character of distributions paid during the years ended June 30, 2005 and 2004 were as follows:

	2005	2004
Distributions paid from:
Ordinary Income	$-0-	$1,134,800
Long-term capital gain	-0-	-0-
	$-0-	$1,134,800

23

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2005 continued

Due to inherent differences in the recognition of income, expenses and realized gains/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting have been identified and appropriately reclassified on the Statement of Assets and Liabilities. At June 30, 2005, A permanent book and tax basis difference relating to net realized foreign currency gains totaling $9,499 was reclassified from accumulated net realized loss to accumulated undistributed net investment income. Additionally, a permanent book to tax basis difference relating to the Fund's investment in other regulated investment companies totaling $1,124 was reclassified from accumulated undistributed net investment income to accumulated net realized loss.

As of June 30, 2005, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$1,797,710

Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions.

F.  Foreign Currency Translation and Foreign Investments The Fund may enter into foreign currency exchange contracts to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rates. A currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation/depreciation on foreign currency translation.

Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued. Realized and unrealized gains and losses on securities resulting from changes in exchange rates are not segregated for financial reporting purposes from amounts arising from changes in the market prices of securities. Realized gains and losses on foreign currency transactions include the net realized amount from the sale of the currency and the amount realized between trade date and settlement date on security and income transactions. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. Risks may also arise from the unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

The Fund invests in issuers located in emerging markets. There are certain risks inherent in these investments not typically associated with issuers in the United States, including the smaller size of the markets themselves, lesser liquidity, greater volatility, and potentially less publicly available information. Emerging markets may be subject to a greater degree of government involvement in the economy and greater economic and political uncertainty, which has the potential to extend to government imposed restrictions on exchange traded transactions and currency transactions. These restrictions may impact the Fund's ability to buy or sell certain securities or to repatriate certain currencies to U.S. dollars. Additionally, changes in currency exchange rates will affect the value of and investment income from such securities.

24

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2005 continued

G.  Expense Reductions During the year ended June 30, 2005, the Fund's custody fee was reduced by $6,487 as a result of credits earned on cash balances.

2.  Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, Van Kampen Asset Management (the "Adviser") will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $1 billion	.670%
Next $500 million	.645%
Next $1 billion	.620%
Next $1 billion	.595%
Next $1 billion	.570%
Over $4.5 billion	.545%

Effective November 1, 2004, the management fee was reduced from 1.00% for the first $750 million, .95% for the next $500 million, and .90% for any average daily net assets greater than $1.25 billion.

The Adviser has entered into a subadvisory agreement with Morgan Stanley Investment Management Limited ("the Subadviser", a wholly owned subsidiary of Morgan Stanley) to provide advisory services to the Fund and the Adviser with respect to the Fund's investments.

For the year ended June 30, 2005, the Fund recognized expenses of approximately $24,400, representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a director of the Fund is a partner of such firm and he and his law firm provide legal services as legal counsel to the Fund.

Under separate Legal Services, Accounting Services and Chief Compliance Officer ("CCO") Employment agreements, the Adviser provides accounting and legal services and the CCO provides compliance services to the Fund. The costs of these services are allocated to each fund. For the year ended June 30, 2005, the Fund recognized expenses of approximately $61,900, representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Fund, as well as, the salary, benefits and related costs of the CCO and related support staff paid by Van Kampen. Services provided pursuant to the Legal Services agreement are reported as part of "Legal" expenses on the Statement of Operations. Services provided pursuant to the Accounting Services and CCO Employment agreement are reported as part of "Other" expenses on the Statement of Operations.

Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the year ended June 30, 2005, the Fund recognized expenses of approximately $908,200 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Directors.

The Adviser had voluntarily agreed to reimburse the Fund to the extent the total accounting, transfer agency and sub-transfer agency fees exceeded 0.25% of the average daily net assets of the Fund. For the four months ended October 31, 2004, the Adviser reimbursed $49,086 of these fees. Effective November 1, 2004, this reimbursement was discontinued.

Certain officers and directors of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or directors who are also officers of Van Kampen.

25

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2005 continued

The Fund provides deferred compensation and retirement plans for its directors who are not officers of Van Kampen. Under the deferred compensation plan, directors may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the shares of those funds selected by the directors. Investments in such funds of $60,198 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2005. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each director's years of service to the Fund. The maximum annual benefit per director under the plan is $2,500.

For the year ended June 30, 2005, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of the Adviser, totaling $1,978.

3. Capital Transactions

At June 30, 2005, capital aggregated $118,899,425, $180,427,916, and $26,296,598 for Classes A, B, and C, respectively. For the year ended June 30, 2005, transactions were as follows:

	Shares	Value
Sales:
Class A	6,922,444	$77,971,889
Class B	1,658,331	17,778,163
Class C	461,395	5,049,143
Total Sales	9,042,170	$100,799,195
Dividend Reinvestment:
Class A	-0-	$-0-
Class B	-0-	-0-
Class C	-0-	-0-
Total Dividend Reinvestment	-0-	$-0-
Repurchases:
Class A	(1,584,638)	$(17,633,209)
Class B	(5,496,372)	(59,336,049)
Class C	(422,363)	(4,605,509)
Total Repurchases	(7,503,373)	$(81,574,767)

26

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2005 continued

At June 30, 2004, capital aggregated $58,560,745, $221,985,802 and $25,852,964 for Classes A, B, and C, respectively. For the year ended June 30, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	9,869,757	$89,948,056
Class B	1,629,789	16,508,939
Class C	319,083	3,171,906
Total Sales	11,818,629	$109,628,901
Dividend Reinvestment:
Class A	47,865	$470,973
Class B	55,772	536,529
Class C	6,140	59,185
Total Dividend Reinvestment	109,777	$1,066,687
Repurchases:
Class A	(9,762,914)	$(88,029,662)
Class B	(4,969,016)	(47,868,163)
Class C	(534,583)	(5,147,909)
Total Repurchases	(15,266,513)	$(141,045,734)

Class B Shares automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. For the years ended June 30, 2005 and 2004, 289,094 and 18,826 Class B Shares converted to Class A Shares, respectively, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class B and Class C Shares are offered without a front end sales charge, but are subject to a CDSC. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule:

	Contingent Deferred Sales Charge as a Percentage of Dollar Amount Subject to Charge
Year of Redemption	Class B	Class C
First	5.00%	1.00%
Second	4.00%	None
Third	3.00%	None
Fourth	2.50%	None
Fifth	1.50%	None
Sixth and Thereafter	None	None

For the year ended June 30, 2005, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $249,600 and CDSC on redeemed shares of approximately $62,600. Sales charges do not represent expenses of the Fund.

27

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2005 continued

4. Redemption Fee

Effective January 1, 2004, the Fund assessed a 2% redemption fee on the proceeds of Class A Shares of the Fund that are redeemed (either by sale or exchange) within 60 days of purchase. The redemption fee is paid directly to the Fund. For the year ended June 30, 2005, the Fund received redemption fees of approximately $5,600, which are reported as part of "Cost of Shares Repurchased" in the Statement of Changes in Net Assets.

5. Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $106,953,111 and $87,224,760, respectively.

6. Distribution and Service Plans

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

Annual fees under the Plans of up to 0.25% of Class A average daily net assets and up to 1.00% each for Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $2,832,400 and $8,500 for Class B and Class C Shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

Included in the fees for the year ended June 30, 2005 are payments retained by Van Kampen of approximately $1,607,900 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $570,000.

7. Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate, or index.

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

28

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2005 continued

Forward foreign currency contracts are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on foreign currency transactions.

At June 30, 2005, the Fund did not have any outstanding forward foreign currency contracts.

8. Legal Matters

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph. However, pursuant to an agreement between the parties, that plaintiff's proposed second amended derivative complaint was withdrawn and the allegations regarding market timing and late trading asserted therein were filed in a separate complaint and coordinated with other cases related to market timing that have been centralized in a federal court.

The defendants have moved to dismiss each of these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

The Adviser and Van Kampen Series Fund, Inc. are named as defendants in a recently filed class action complaint generally alleging that the defendants breached their duties of care to long-term shareholders of the investment company by valuing portfolio securities at the closing prices of the foreign exchanges on which they trade without accounting for significant market information that became available after the close of the foreign exchanges but before calculation of net asset value. As a result, the complaint alleges, short-term traders were able to exploit stale pricing information to capture arbitrage profits that diluted the value of shares held by long-term investors. The complaint seeks unspecified compensatory damages, punitive damages, fees and

29

Van Kampen Global Value Equity Fund

Notes to Financial Statements ■ June 30, 2005 continued

costs. While the defendants believe that they have meritorious defenses, the ultimate outcome of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

9. Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

30

Van Kampen Global Value Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of Van Kampen Global Value Equity Fund

We have audited the accompanying statement of assets and liabilities of Van Kampen Global Value Equity Fund (the "Fund"), a fund of Van Kampen Series Fund, Inc., including the portfolio of investments, as of June 30, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Global Value Equity Fund as of June 30, 2005, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
August 11, 2005

31

Van Kampen Global Value Equity Fund

Board of Directors, Officers, and Important Addresses

Board of Directors

David C. Arch

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Mitchell M. Merin *

Jack E. Nelson

Richard F. Powers, III *

Hugo F. Sonnenschein

Wayne W. Whalen * – Chairman

Suzanne H. Woolsey

Officers

Mitchell M. Merin
President and Chief Executive Officer

Ronald E. Robison
Executive Vice President and Principal
Executive Officer

Joseph J. McAlinden
Executive Vice President and Chief
Investment Officer

Amy R. Doberman
Vice President

Stefanie V. Chang
Vice President and Secretary

John L. Sullivan
Chief Compliance Officer

James W. Garrett
Chief Financial Officer and Treasurer

Investment Adviser

Van Kampen Asset Management
1221 Avenue of the Americas
New York, New York 10020

Investment Subadviser

Morgan Stanley Investment Management Limited
25 Cabot Square
Canary Wharf, London

United Kingdom E14 4QA

Distributor

Van Kampen Funds Inc.
1221 Avenue of the Americas
New York, New York 10020

Shareholder Servicing Agent

Van Kampen Investor Services Inc.
P.O. Box 947
Jersey City, New Jersey 07303-0947

Custodian

State Street Bank
and Trust Company
225 W. Franklin Street
P.O. Box 1713
Boston, Massachusetts 02110

Legal Counsel

Skadden, Arps, Slate,
Meagher, & Flom LLP
333 West Wacker Drive
Chicago, Illinois 60606

Independent Registered
Public Accounting Firm

Deloitte & Touche LLP
111 South Wacker Drive
Chicago, Illinois 60606-4301

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended June 30, 2005. The Fund may pass through foreign tax credits of $641,063 and has derived gross income from sources within foreign countries amounting to $5,353,021. In January, the Fund provides tax information to shareholders for the preceding calendar year.

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

32

Van Kampen Global Value Equity Fund

Director and Officer Information

The business and affairs of the Fund are managed under the direction of the Fund's Board of Directors and the Fund's officers appointed by the Board of Directors. The tables below list the directors and executive officers of the Fund and their principal occupations during the last five years, other directorships held by directors and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Asset Management (the "Adviser"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). The term "Fund Complex" includes each of the investment companies advised by the Adviser as of the date of this Annual Report. Directors serve until reaching their retirement age or until their successors are duly elected and qualified. Officers are annually elected by the directors.

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
David C. Arch (60) Blistex Inc. 1800 Swift Drive Oak Brook, IL 60523	Director	Director since 2003	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer. Director of the Heartland Alliance, a nonprofit organization serving human needs based in Chicago. Director of St. Vincent de Paul Center, a Chicago based day care facility serving the children of low income families. Board member of the Illinois Manufacturers' Association.	82	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Jerry D. Choate (66) 33971 Selva Road Suite 130 Dana Point, CA 92629	Director	Director since 1999	Prior to January 1999, Chairman and Chief Executive Officer of the Allstate Corporation ("Allstate") and Allstate Insurance Company. Prior to January 1995, President and Chief Executive Officer of Allstate. Prior to August 1994, various management positions at Allstate.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Amgen Inc., a biotechnological company, and Director of Valero Energy Corporation, an independent refining company

33

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Name, Age and Address of Independent Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) Dring Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Rod Dammeyer (64) CAC, L.L.C. 4350 LaJolla Village Drive Suite 980 San Diego, CA 92122-6223	Director	Director since 2003	President of CAC, L.L.C., a private company offering capital investment and management advisory services. Prior to February 2001, Vice Chairman and Director of Anixter International, Inc., a global distributor of wire, cable and communications connectivity products Prior to July 2000, Managing Partner of Equity Group Corporate Investment (EGI), a company that makes private investments in other companies.	82	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Stericycle, Inc., Ventana Medical Systems, Inc., and GATX Corporation, and Trustee of The Scripps Research Institute. Prior to January 2005, Trustee of the University of Chicago Hospitals and Health Systems. Prior to April 2004, Director of TheraSense, Inc. Prior to January 2004, Director of TeleTech Holdings Inc. and Arris Group, Inc. Prior to May 2002, Director of Peregrine Systems Inc. Prior to February 2001, Director of IMC Global Inc. Prior to July 2000, Director of Allied Riser Communications Corp., Matria Healthcare Inc., Transmedia Networks, Inc., CNA Surety, Corp. and Grupo Azcarero Mexico(GAM).

34

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Linda Hutton Heagy (57) Heidrick & Struggles 233 South Wacker Drive Suite 7000 Chicago, IL 60606	Director	Director since 1997	Managing Partner of Heidrick & Struggles, an executive search firm. Trustee on the University of Chicago Hospitals Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women's Board of the University of Chicago. Prior to 1997, Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1996, Trustee of The International House Board, a fellowship and housing organization for international graduate students. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company. Prior to 1990, Executive Vice President of The Exchange National Bank.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

R. Craig Kennedy (53) 1744 R Street, NW Washington, DC 20009	Director	Director since 1997	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Howard J Kerr (69) 736 North Western Avenue P.O. Box 317 Lake Forest, IL 60045	Director	Director since 2003	Prior to 1998, President and Chief Executive Officer of Pocklington Corporation, Inc., an investment holding company. Director of the Marrow Foundation	82	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Lake Forest Bank & Trust.

35

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Jack E. Nelson (69) 423 Country Club Drive Winter Park, FL 32789	Director	Director since 1997	President of Nelson Investment Planning Services, Inc., a financial planning company and registered investment adviser in the State of Florida. President of Nelson Ivest Brokerage Services Inc., a member of the NASD, Securities Investors Protection Corp. and the Municipal Securities Rulemaking Board President of Nelson Sales and Services Corporation a marketing and services company to support affiliated companies.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Hugo F. Sonnenschein (64) 1126 E. 59th Street Chicago, IL 60637	Director	Director since 2003	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and fellow of the American a Academy of Arts and Sciences.	82	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of Winston Laboratories, Inc.

Suzanne H. Woolsey, Ph.D. (63) 815 Cumberstone Road Harwood, MD 20776	Director	Director since 1999	Chief Communications Officer of the National Academy of Sciences/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Director of the Institute for Defense Analyses, a federally funded research and development center, Director of the German Marshall Fund of the United States, Director of the Rocky Mountain Institute and Trustee of Colorado College. Prior to 1993, Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council. From 1980 through 1989, Partner of Coopers & Lybrand	80	Trustee/Director/Managing General Partner of funds in the Fund Complex Director. of Fluor Corp., an engineering, procurement and construction organization, since January 2004 and Director of Neurogen Corporation, a pharmaceutical company, since January 1998.

36

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Interested Directors:*

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Mitchell M. Merin* (52) 1221 Avenue of the Americas New York, NY 10020	Director and President	Director since 1999; President since 2002	President of funds in the Fund Complex. Chairman, President, Chief Executive Officer and Director of the Adviser and Van Kampen Advisors Inc. since December 2002. Chairman, President and Chief Executive Officer of Van Kampen Investments since December 2002. Director of Van Kampen Investments since December 1999. Chairman and Director of Van Kampen Funds Inc. since December 2002. President, Director and Chief Operating Officer of Morgan Stanley Investment Management since December 1998. President and Director since April 1997 and Chief Executive Officer since June 1998 of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. Chairman, Chief Executive Officer and Director of Morgan Stanley Distributors Inc. since June 1998. Chairman since June 1998, and Director since January 1998 of Morgan Stanley Trust. Director of various Morgan Stanley subsidiaries. President of the Morgan Stanley Funds since May 1999. Previously Chief Executive Officer of Van Kampen Funds Inc. from December 2002 to July 2003, Chief Strategic Officer of Morgan Stanley Investment Advisors Inc. and Morgan Stanley Services Company Inc. and Executive Vice President of Morgan Stanley Distributors Inc. from April 1997 to June 1998. Chief Executive Officer from September 2002 to April 2003 and Vice President from May 1997 to April 1999 of the Morgan Stanley Funds.	80	Trustee/Director/Managing General Partner of funds in the Fund Complex.

37

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Name, Age and Address of Interested Director	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen By Director	Other Directorships Held by Director
Richard F. Powers, III* (59) 1221 Avenue of the Americas New York, NY 10020	Director	Director since 1999	Advisory Director of Morgan Stanley. Prior to December 2002, Chairman, Director, President, Chief Executive Officer and Managing Director of Van Kampen Investments and its investment advisory, distribution and other subsidiaries. Prior to December 2002, President and Chief Executive Officer of funds in the Fund Complex. Prior to May 1998, Executive Vice President and Director of Marketing at Morgan Stanley and Director of Dean Witter, Discover & Co. and Dean Witter Realty. Prior to 1996, Director of Dean Witter Reynolds Inc.	82	Trustee/Director/Managing General Partner of funds in the Fund Complex.

Wayne W. Whalen* (66) 333 West Wacker Drive Chicago, IL 60606	Director	Director since 1997	Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex.	82	Trustee/Director/Managing General Partner of funds in the Fund Complex. Director of the Abraham Lincoln Presidential Library Foundation.

*  Such director is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Messrs. Merin and Powers are interested persons of funds in the Fund Complex and the Adviser by reason of their current or former positions with Morgan Stanley or its affiliates. Mr. Whalen is an interested person of certain funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such funds in the Fund Complex.

38

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Ronald E. Robison (66) 1221 Avenue of the Americas New York, NY 10020	Executive Vice President and Principal Executive Officer	Officer since 2003	Executive Vice President and Principal Executive Officer of funds in the Fund Complex. Chief Executive Officer and Chairman of Investor Services. Managing Director of Morgan Stanley. Chief Administrative Officer, Managing Director and Director of Morgan Stanley Investment Advisors Inc., Morgan Stanley Services Company Inc. and Managing Director and Director of Morgan Stanley Distributors Inc. Chief Executive Officer and Director of Morgan Stanley Trust. Executive Vice President and Principal Executive Officer of the Institutional and Retail Morgan Stanley Funds; Director of Morgan Stanley SICAV; previously Chief Global Operations Officer and Managing Director of Morgan Stanley Investment Management Inc.

Joseph J. McAlinden (62) 1221 Avenue of the Americas New York, NY 10020	Executive Vice President and Chief Investment Officer	Officer since 2002	Managing Director and Chief Investment Officer of Morgan Stanley Investment Advisors Inc., and Morgan Stanley Investment Management Inc. and Director of Morgan Stanley Trust for over 5 years. Executive Vice President and Chief Investment Officer of funds in the Fund Complex. Managing Director and Chief Investment Officer of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc. since December 2002.

Amy R. Doberman (43) 1221 Avenue of the Americas New York, NY 10020	Vice President	Officer since 2004	Managing Director and General Counsel, U.S. Investment Management; Managing Director of Morgan Stanley Investment Management, Inc., Morgan Stanley Investment Advisers Inc. and the Adviser. Vice President of the Morgan Stanley Institutional and Retail Funds since July 2004 and Vice President of funds in the Fund Complex as of August 2004. Previously, Managing Director and General Counsel of Americas, UBS Global Asset Management from July 2000 to July 2004 and General Counsel of Aeltus Investment Management, Inc. from January 1997 to July 2000.

Stefanie V. Chang (38) 1221 Avenue of the Americas New York, NY 10020	Vice President and Secretary	Officer since 2003	Executive Director of Morgan Stanley Investment Management. Vice President and Secretary of funds in the Fund Complex.

39

Van Kampen Global Value Equity Fund

Director and Officer Information continued

Name, Age and Address of Officer	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
John L. Sullivan (50) 1 Parkview Plaza Oakbrook Terrace, IL 60181	Chief Compliance Officer	Officer since 1997	Chief Compliance Officer of funds in the Fund Complex since August 2004. Prior to August 2004, Director and Managing Director of Van Kampen Investments, the Adviser, Van Kampen Advisors Inc. and certain other subsidiaries of Van Kampen Investments, Vice President, Chief Financial Officer and Treasurer of funds in the Fund Complex and head of Fund Accounting for Morgan Stanley Investment Management. Prior to December 2002, Executive Director of Van Kampen Investments, the Adviser and Van Kampen Advisors Inc.

James W. Garrett (36) 1221 Avenue of the Americas New York, NY 10020	Chief Financial Officer and Treasurer	Officer since 2005	Executive Director of Morgan Stanley Investment Management. Chief Financial Officer and Treasurer of the Morgan Stanley Institutional Funds since 2002 and funds in the Fund Complex since January 2005.

40

Your Notes

Your Notes

Your Notes

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

(continued on next page)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with

(continued on back)

Van Kampen

An Important Notice Concerning Our
U.S. Privacy Policy  continued

other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

The Statement of Additional Information includes additional information about Fund trustees and is available, without charge, upon request by calling 1-800-847-2424.

Van Kampen Funds Inc.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

www.vankampen.com

Copyright ©2005 Van Kampen Funds Inc. All rights reserved.
Member NASD/SIPC

465, 565, 665
MSGL ANR 8/05
RN05-01898P-Y06/05

Item 2.  Code of Ethics.

(a)           The Trust has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           The Trust has amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto to delete from the end of the following paragraph on page 2 of the Code the phrase “to the detriment of the Fund.”:

“Each Covered Officer must not use his personal influence or personal relationship improperly to influence investment decisions or financial reporting by the Fund whereby the Covered Officer would benefit personally (directly or indirectly).”

Further, due to personnel changes at the Adviser, the list of Covered Officers set forth in Exhibit B and the General Counsel designee to whom questions about the application of the Code should be referred in Exhibit C were amended during the period.  Exhibit B was then amended again in March 2005 and a third time in August 2005.  All three editions of Exhibit B are attached.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)                                  The Trust’s Code of Ethics is attached hereto as Exhibit 12A.

(2)                                  Not applicable.

(3)                                  Not applicable.

Item 3.  Audit Committee Financial Expert.

The Trust’s Board of Trustees has determined that it has two “audit committee financial experts” serving on its audit committee, each of whom are “independent” Trustees :  Jerry Choate and R. Craig Kennedy.  Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert.  The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2005

	Registrant		Covered Entities(1)
Audit Fees	$215,530		N/A

Non-Audit Fees
Audit-Related Fees	$4,225		$321,000	(2)
Tax Fees	$9,600	(3)	$0	(4)
All Other Fees	$0		$0	(5)
Total Non-Audit Fees	$13,825		$321,000

Total	$229,355		$321,000

2004

	Registrant		Covered Entities(1)
Audit Fees	$291,320		N/A

Non-Audit Fees
Audit-Related Fees	$14,450		$230,000	(2)
Tax Fees	$21,700	(3)	$0	(4)
All Other Fees	$0		$0	(6)
Total Non-Audit Fees	$36,150		$230,000

Total	$327,470		$230,000

N/A- Not applicable, as not required by Item 4.

(1)   Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)          Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically attestation services provided in connection with a SAS 70 Report.

(3)   Tax Fees represent tax advice and compliance services provided in connection with the review of the Registrant’s tax.

(4)   Tax Fees represent tax advice services provided to Covered Entities, including research and identification of PFIC entities.

(5)   All Other Fees represent attestation services provided in connection with performance presentation standards.

(6)   All Other Fees represent attestation services provided in connection with performance presentation standards, general industry education seminars provided, and a regulatory review project performed.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

JOINT AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

VAN KAMPEN FUNDS

AS ADOPTED JULY 23, 2003 AND AMENDED MAY 26, 2004(1)

1.                                      STATEMENT OF PRINCIPLES

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.(2)

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC’s rules on auditor independence. The Audit Committee will also consider whether the Independent Auditors are best positioned to provide the most effective and efficient services, for reasons such as its familiarity with the Fund’s business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Fund’s ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine for each fiscal year, the appropriate ratio between the total amount of fees for Audit, Audit-related and Tax services for the Fund (including any Audit-related or Tax service fees for Covered Entities that were subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

(1)                                  This Joint Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the "Policy"), amended as of the date above, supercedes and replaces all prior versions that may have been amended from time to time.

(2)                                  Terms used in this Policy and not otherwise defined herein shall have the meanings as defined in the Joint Audit Committee Charter.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.                                      Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.                                      Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide. Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1. All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.                                      Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or, to the extent they are Covered Services, the Covered Entities’ financial statements, or that are traditionally performed by the Independent Auditors. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2. All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.                                      Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the Independent Auditors, that the Audit Committee has reviewed and believes would not impair the independence of the Independent Auditors, and that are consistent with the SEC’s rules on auditor independence. The Audit Committee will not permit the retention of the

Independent Auditors in connection with a transaction initially recommended by the Independent Auditors, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.  The Audit Committee will consult with Director of Tax or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3. All Tax services involving large and complex transactions not listed in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated), including tax services proposed to be provided by the Independent Auditors to any executive officer or trustee/director/managing general partner of the Fund, in his or her individual capacity, where such services are paid for by the Fund (generally applicable only to internally managed investment companies).

6.                                      All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4. Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

A list of the SEC’s prohibited non-audit services is attached to this policy as Appendix B.5. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.                                      Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriate ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for Covered Entities subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as All Other services for the Fund (including any such services for Covered Entities subject to pre-approval).

8.                                      Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered. The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors. Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy. The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. A sample report is included as Appendix B.7.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.                                      Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.                               Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s). Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

•                  Van Kampen Investments Inc.

•                  Van Kampen Asset Management

•                  Van Kampen Advisors Inc.

•                  Van Kampen Funds Inc.

•                  Van Kampen Investor Services Inc.

•                  Morgan Stanley Investment Management Inc.

•                  Morgan Stanley Trust Company

•                  Morgan Stanley Investment Management Ltd.

•                  Morgan Stanley Investment Management Company

•                  Morgan Stanley Asset & Investment Trust Management Company Ltd.

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant.  100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (included herein).

(f)       Not applicable.

(g)      See table above.

(h)      The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5.  Audit Committee of Listed Registrants.

(a) The Trust has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: R. Craig Kennedy, Jerry Choate, Rod Dammeyer.

(b) Not applicable.

Item 6.  Schedule of Investments.

Please refer to Item #1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)  The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b)(1)  A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(b)(2)  A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Van Kampen Series Funds, Inc.

By:	/s/ Ronald E. Robison
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 23, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name: Ronald E. Robison
Title: Principal Executive Officer
Date: August 23, 2005

By:	/s/ Phillip G. Goff
Name: Phillip G. Goff
Title: Principal Financial Officer
Date: August 23, 2005